UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: May, 31

Date of reporting period: May 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
May 31, 2019
Columbia Dividend Income Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Dividend Income Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Dividend Income Fund (the Fund) seeks total return, consisting of current income and capital appreciation.
Portfolio management
Scott Davis
Lead Portfolio Manager
Managed Fund since 2001
Michael Barclay, CFA
Portfolio Manager
Managed Fund since 2011
Peter Santoro, CFA
Portfolio Manager
Managed Fund since 2014
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/25/02	6.10	9.03	12.64
	Including sales charges		0.00	7.75	11.97
Advisor Class*		11/08/12	6.35	9.30	12.91
Class C	Excluding sales charges	11/25/02	5.29	8.22	11.79
	Including sales charges		4.30	8.22	11.79
Institutional Class		03/04/98	6.36	9.31	12.92
Institutional 2 Class*		11/08/12	6.44	9.43	13.00
Institutional 3 Class*		11/08/12	6.48	9.49	13.04
Class R		03/28/08	5.83	8.76	12.36
Class V	Excluding sales charges	03/04/98	6.10	9.03	12.61
	Including sales charges		0.00	7.74	11.94
Russell 1000 Index			3.47	9.45	14.02
Returns for Class A shares and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Institutional Class shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index represents approximately 92% of the U.S. market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Dividend Income Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2009 — May 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Dividend Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at May 31, 2019)
Microsoft Corp.	3.9
Johnson & Johnson	3.8
Cisco Systems, Inc.	3.6
JPMorgan Chase & Co.	3.5
Merck & Co., Inc.	2.8
Pfizer, Inc.	2.6
Union Pacific Corp.	2.5
Apple, Inc.	2.4
Chevron Corp.	2.3
Honeywell International, Inc.	2.3
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at May 31, 2019)
Common Stocks	95.5
Exchange-Traded Funds	0.9
Money Market Funds	3.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2019)
Communication Services	4.3
Consumer Discretionary	4.0
Consumer Staples	8.7
Energy	6.9
Financials	17.8
Health Care	13.5
Industrials	14.4
Information Technology	20.0
Materials	2.0
Real Estate	2.1
Utilities	6.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Dividend Income Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2019, the Fund’s Class A shares returned 6.10% excluding sales charges. The Fund outperformed its benchmark, the Russell 1000 Index, which returned 3.47% over the same time period. Our ability to offer downside protection in a declining market was tested during the period, and we were up to the challenge. Solid stock selection and an emphasis on diversification and quality aided performance in a volatile year for equities.
Trade concerns weighed on equity markets
Optimism prevailed early in the 12-month period that ended May 31, 2019 as positive global economic conditions, broad U.S. corporate tax cuts and moves to reduce regulation in a number of industries buoyed confidence. The pace of U.S. economic growth averaged approximately 3.2% (annualized), as the labor markets added 196,000 jobs per month, on average, and manufacturing activity remained solid. Unemployment fell to a 50-year low of 3.6% in April 2019.
However, the economic backdrop looked less rosy as the period wore on. European economies transitioned to a slower pace of growth in the second half of 2018, struggling with rising interest rates, trade tensions and uncertainty surrounding the U.K.’s departure from the European Union. At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns and a rising U.S dollar. With global uncertainties on the rise, investors sold stocks and other risky assets late in 2018. Stock markets rebounded early in 2019, as the Federal Reserve backed away from additional rate hikes and vowed patience going forward. However, stocks dipped again in May as trade concerns amplified.
Bonds generally outperformed equities for the 12-month period. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of investment-grade bonds, returned 6.40%. The S&P 500 Index, a broad measure of U.S. stock returns, gained 3.78%.
Contributors and detractors
On a sector basis, health care, industrials, utilities and communication services were the strongest performers for the Fund relative to the benchmark. In health care, positions in Merck, Pfizer and Johnson & Johnson were standout performers. For Merck, Keytruda, the leading drug for lung cancer, extended the company’s lead in oncology. In addition, Merck has products in its pipeline that we see as valuable down the road. We believe Pfizer is a company with strong fundamentals, which has done well by focusing on its current business prospects instead of new acquisitions. We believe Johnson & Johnson, a long-term Fund holding, is nicely diversified with 20+ drugs that generate approximately $1 billion in revenues apiece, per year, in the pharmaceutical segment. In addition, Johnson & Johnson’s leading medical device business plus brand-name consumer products create significant diversification. Johnson & Johnson has historically been a solid choice when the market is stressed, and it performed that role again in this volatile period. In the industrials sector, Union Pacific was the top contributor to Fund returns. We believe that the company has benefited from a strong U.S. economy, but also from its pursuit of precision scheduled railroad for increased automation, which has the potential to boost profitability. Ingersoll Rand and Waste Management were additional standouts in the industrials sector. Cash flow accelerated for Ingersoll Rand. The company has invested wisely in its core businesses, differentiating itself from its peers and gaining share in the commercial and residential HVAC business. Although many would find nothing particularly exciting about garbage collection, Waste Management is a late cycle business experiencing volume and pricing acceleration. Its business is entirely domestic, so tariffs are no concern for Waste Management.
Utilities were the best performing sector in the benchmark for the 12-month period, and an overweight in utilities combined with good stock selection added to the Fund’s performance. We focus on utilities that operate in jurisdictions where regulation is favorable, allowing companies to invest heavily and recoup expenditures through rate increases. WEC Energy, American Electric Power and Eversource Energy fit this profile and were solid performers. Also in the utilities sector, we initiated positions in Ameren and Xcel during the period, both of which contributed positively to relative returns. In communication services, Comcast performed well. Investors were disappointed when the company announced it would acquire British media and telecommunications conglomerate Sky rather than use its tax savings to buy back shares. However, we believe the acquisition is off to a good start and investor confidence has improved with the demonstrated execution.
Columbia Dividend Income Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
Strong stock selection led to solid gains in the information technology sector. The Fund’s top performer was technology giant Microsoft, which has transformed itself with subscription-based Office 365 and its Azure cloud computing business. The company has a AAA-rated balance sheet and an attractive dividend. Like Microsoft, Cisco benefitted from technology upgrades among large global enterprises and is generally viewed more as a partner than a vendor. Cisco is the leading network vendor in the world and has leveraged this position to expand into security, collaboration and management. Despite these wins, the Fund lagged its benchmark in the information technology sector overall. It had no exposure to market leading payment processors, which had strong performance over the 12-month period. These companies pay minimal dividends and typically do not meet the Fund’s valuation criteria. In addition, the position in semiconductor giant Intel disappointed. Semiconductors, in general, were weak in the first half of this 12-month period, and increased competition was an additional weight on Intel shares. An underweight in real estate investment trusts (REITs) also detracted from relative results. Elsewhere in the portfolio, Valero in the energy sector, General Dynamics in industrials and BlackRock and Bank of New York Mellon in financials were major detractors from relative results. After a period of solid performance, Valero lost ground as turbulence in Venezuela hurt the company’s St. Charles and Port Arthur refineries, which import a significant portion of their crude oil from Venezuela. General Dynamics disappointed as the company’s business jet business failed to meet investor expectations. The company also acquired a software-based company that was not favorably received by investors. Both BlackRock and Bank of New York Mellon were vulnerable to falling equity prices in the fourth quarter of 2018 and again in May 2019. Declining interest rates also weighed on performance, especially for Bank of New York Mellon.
At period’s end
We are pleased that our disciplined management process enabled us to withstand the volatile swings that took place over the past 12 months. We continue to believe that our focus on identifying high-quality companies with free cash flow and our focus on maintaining a diversified portfolio are strengths our shareholders can rely on and are especially important in difficult times.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Dividend payments are not guaranteed and the amount, if any, can vary over time. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Dividend Income Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2018 — May 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,004.60	1,020.14	4.80	4.84	0.96
Advisor Class	1,000.00	1,000.00	1,005.70	1,021.39	3.55	3.58	0.71
Class C	1,000.00	1,000.00	1,000.80	1,016.40	8.53	8.60	1.71
Institutional Class	1,000.00	1,000.00	1,005.90	1,021.39	3.55	3.58	0.71
Institutional 2 Class	1,000.00	1,000.00	1,006.20	1,021.74	3.20	3.23	0.64
Institutional 3 Class	1,000.00	1,000.00	1,006.40	1,022.04	2.90	2.92	0.58
Class R	1,000.00	1,000.00	1,003.30	1,018.90	6.04	6.09	1.21
Class V	1,000.00	1,000.00	1,004.60	1,020.14	4.80	4.84	0.96
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Dividend Income Fund | Annual Report 2019	7

Portfolio of Investments
May 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 95.0%
Issuer	Shares	Value ($)
Communication Services 4.1%
Diversified Telecommunication Services 0.8%
AT&T, Inc.	3,399,376	103,952,918
Entertainment 1.2%
Walt Disney Co. (The)	1,263,369	166,815,243
Media 2.1%
Comcast Corp., Class A	6,991,538	286,653,058
Total Communication Services		557,421,219
Consumer Discretionary 3.8%
Automobiles 0.4%
General Motors Co.	1,664,736	55,502,298
Hotels, Restaurants & Leisure 1.0%
McDonald’s Corp.	697,732	138,339,324
Specialty Retail 2.4%
Home Depot, Inc. (The)	1,271,753	241,442,307
TJX Companies, Inc. (The)	1,667,537	83,860,436
Total		325,302,743
Total Consumer Discretionary		519,144,365
Consumer Staples 8.3%
Beverages 1.7%
PepsiCo, Inc.	1,834,744	234,847,232
Food & Staples Retailing 1.3%
Walmart, Inc.	1,775,857	180,142,934
Food Products 1.4%
Hershey Co. (The)	608,219	80,260,579
Mondelez International, Inc., Class A	2,043,719	103,923,111
Total		184,183,690
Household Products 2.6%
Kimberly-Clark Corp.	833,721	106,624,579
Procter & Gamble Co. (The)	2,397,341	246,710,362
Total		353,334,941
Tobacco 1.3%
Philip Morris International, Inc.	2,313,477	178,438,481
Total Consumer Staples		1,130,947,278
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 6.5%
Oil, Gas & Consumable Fuels 6.5%
Chevron Corp.	2,646,575	301,312,564
ConocoPhillips Co.	3,204,560	188,940,857
Exxon Mobil Corp.	3,099,404	219,344,821
Suncor Energy, Inc.	2,958,637	91,126,020
Valero Energy Corp.	1,288,599	90,717,370
Total		891,441,632
Total Energy		891,441,632
Financials 16.9%
Banks 9.6%
Bank of America Corp.	6,373,365	169,531,509
BB&T Corp.	2,923,340	136,666,145
JPMorgan Chase & Co.	4,288,979	454,460,215
M&T Bank Corp.	415,617	66,332,473
PNC Financial Services Group, Inc. (The)	1,271,345	161,791,365
U.S. Bancorp	2,981,969	149,694,844
Wells Fargo & Co.	3,778,374	167,646,454
Total		1,306,123,005
Capital Markets 3.3%
Bank of New York Mellon Corp. (The)	2,851,852	121,745,562
BlackRock, Inc.	248,137	103,115,812
CME Group, Inc.	798,290	153,367,475
T. Rowe Price Group, Inc.	784,303	79,324,405
Total		457,553,254
Insurance 4.0%
Chubb Ltd.	1,621,622	236,870,326
Marsh & McLennan Companies, Inc.	2,380,040	227,531,824
Principal Financial Group, Inc.	1,565,913	80,754,133
Total		545,156,283
Total Financials		2,308,832,542
Health Care 12.8%
Biotechnology 0.4%
Gilead Sciences, Inc.	982,221	61,143,257
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Dividend Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 1.4%
Baxter International, Inc.	1,302,432	95,650,606
Medtronic PLC	1,005,021	93,044,844
Total		188,695,450
Health Care Providers & Services 0.6%
UnitedHealth Group, Inc.	311,437	75,305,467
Pharmaceuticals 10.4%
Bristol-Myers Squibb Co.	2,178,411	98,834,507
Eli Lilly & Co.	1,090,108	126,387,122
Johnson & Johnson	3,766,699	494,002,574
Merck & Co., Inc.	4,566,830	361,738,604
Pfizer, Inc.	8,241,539	342,188,699
Total		1,423,151,506
Total Health Care		1,748,295,680
Industrials 13.7%
Aerospace & Defense 3.4%
General Dynamics Corp.	1,082,192	174,038,118
Lockheed Martin Corp.	849,660	287,643,896
Total		461,682,014
Air Freight & Logistics 0.7%
United Parcel Service, Inc., Class B	1,043,087	96,923,644
Commercial Services & Supplies 1.2%
Waste Management, Inc.	1,431,774	156,564,487
Industrial Conglomerates 3.0%
3M Co.	732,562	117,026,780
Honeywell International, Inc.	1,818,868	298,858,201
Total		415,884,981
Machinery 3.0%
Cummins, Inc.	524,166	79,023,266
Deere & Co.	454,387	63,691,426
Ingersoll-Rand PLC	1,505,554	178,167,260
Parker-Hannifin Corp.	568,724	86,628,040
Total		407,509,992
Road & Rail 2.4%
Union Pacific Corp.	1,957,444	326,462,510
Total Industrials		1,865,027,628
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 19.0%
Communications Equipment 3.4%
Cisco Systems, Inc.	8,923,913	464,311,193
IT Services 3.3%
Accenture PLC, Class A	508,400	90,530,788
Automatic Data Processing, Inc.	920,911	147,456,269
International Business Machines Corp.	1,717,697	218,130,342
Total		456,117,399
Semiconductors & Semiconductor Equipment 6.3%
Broadcom, Inc.	535,852	134,841,797
Intel Corp.	5,430,900	239,176,836
KLA-Tencor Corp.	1,249,612	128,797,509
Lam Research Corp.	769,012	134,277,186
Texas Instruments, Inc.	2,077,988	216,754,928
Total		853,848,256
Software 3.7%
Microsoft Corp.	4,134,879	511,401,835
Technology Hardware, Storage & Peripherals 2.3%
Apple, Inc.	1,788,500	313,112,695
Total Information Technology		2,598,791,378
Materials 1.9%
Chemicals 1.1%
Dow, Inc.	1,965,969	91,928,710
DuPont de Nemours, Inc.	1,855,221	56,621,345
Total		148,550,055
Containers & Packaging 0.8%
Packaging Corp. of America	318,794	28,398,170
Sonoco Products Co.	1,426,776	88,217,560
Total		116,615,730
Total Materials		265,165,785
Real Estate 2.0%
Equity Real Estate Investment Trusts (REITS) 2.0%
Crown Castle International Corp.	548,746	71,342,468
Digital Realty Trust, Inc.	729,217	85,843,425
Public Storage	462,447	110,006,892
Total		267,192,785
Total Real Estate		267,192,785

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
May 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 6.0%
Electric Utilities 3.2%
American Electric Power Co., Inc.	1,402,481	120,781,664
Eversource Energy	1,355,755	100,108,949
NextEra Energy, Inc.	550,074	109,030,168
Xcel Energy, Inc.	1,921,578	110,183,282
Total		440,104,063
Multi-Utilities 2.8%
Ameren Corp.	1,543,354	113,189,582
CMS Energy Corp.	1,676,318	94,058,203
Dominion Energy, Inc.	728,625	54,778,027
WEC Energy Group, Inc.	1,485,001	119,616,831
Total		381,642,643
Total Utilities		821,746,706
Total Common Stocks (Cost $8,838,684,242)		12,974,006,998

Exchange-Traded Funds 0.9%
	Shares	Value ($)
iShares Russell 1000 Value ETF	1,029,925	123,148,132
Total Exchange-Traded Funds (Cost $123,003,072)		123,148,132

Money Market Funds 3.6%

Columbia Short-Term Cash Fund, 2.497%(a),(b)	490,295,640	490,246,610
Total Money Market Funds (Cost $490,289,179)		490,246,610
Total Investments in Securities (Cost: $9,451,976,493)		13,587,401,740
Other Assets & Liabilities, Net		62,489,193
Net Assets		13,649,890,933

Notes to Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at May 31, 2019.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.497%
	404,537,136	2,040,525,362	(1,954,766,858)	490,295,640	(514)	(53,842)	11,973,983	490,246,610
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Dividend Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	557,421,219	—	—	—	557,421,219
Consumer Discretionary	519,144,365	—	—	—	519,144,365
Consumer Staples	1,130,947,278	—	—	—	1,130,947,278
Energy	891,441,632	—	—	—	891,441,632
Financials	2,308,832,542	—	—	—	2,308,832,542
Health Care	1,748,295,680	—	—	—	1,748,295,680
Industrials	1,865,027,628	—	—	—	1,865,027,628
Information Technology	2,598,791,378	—	—	—	2,598,791,378
Materials	265,165,785	—	—	—	265,165,785
Real Estate	267,192,785	—	—	—	267,192,785
Utilities	821,746,706	—	—	—	821,746,706
Total Common Stocks	12,974,006,998	—	—	—	12,974,006,998
Exchange-Traded Funds	123,148,132	—	—	—	123,148,132
Money Market Funds	—	—	—	490,246,610	490,246,610
Total Investments in Securities	13,097,155,130	—	—	490,246,610	13,587,401,740
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2019	11

Statement of Assets and Liabilities
May 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $8,961,687,314)	$13,097,155,130
Affiliated issuers (cost $490,289,179)	490,246,610
Receivable for:
Capital shares sold	36,880,162
Dividends	43,702,570
Prepaid expenses	6,855
Trustees’ deferred compensation plan	481,978
Total assets	13,668,473,305
Liabilities
Payable for:
Capital shares purchased	16,105,689
Management services fees	208,466
Distribution and/or service fees	40,321
Transfer agent fees	1,449,665
Compensation of board members	1,552
Compensation of chief compliance officer	847
Other expenses	293,854
Trustees’ deferred compensation plan	481,978
Total liabilities	18,582,372
Net assets applicable to outstanding capital stock	$13,649,890,933
Represented by
Paid in capital	9,294,469,368
Total distributable earnings (loss) (Note 2)	4,355,421,565
Total - representing net assets applicable to outstanding capital stock	$13,649,890,933
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Dividend Income Fund | Annual Report 2019

Statement of Assets and Liabilities  (continued)
May 31, 2019
Class A
Net assets	$2,094,538,505
Shares outstanding	97,644,556
Net asset value per share	$21.45
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$22.76
Advisor Class
Net assets	$815,016,580
Shares outstanding	37,309,436
Net asset value per share	$21.84
Class C
Net assets	$856,620,930
Shares outstanding	41,322,732
Net asset value per share	$20.73
Institutional Class
Net assets	$5,966,123,693
Shares outstanding	277,750,918
Net asset value per share	$21.48
Institutional 2 Class
Net assets	$772,924,246
Shares outstanding	35,409,835
Net asset value per share	$21.83
Institutional 3 Class
Net assets	$2,955,433,974
Shares outstanding	135,190,690
Net asset value per share	$21.86
Class R
Net assets	$113,166,017
Shares outstanding	5,274,110
Net asset value per share	$21.46
Class V
Net assets	$76,066,988
Shares outstanding	3,544,398
Net asset value per share	$21.46
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$22.77
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2019	13

Statement of Operations
Year Ended May 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$326,080,953
Dividends — affiliated issuers	11,973,983
Interfund lending	6,935
Foreign taxes withheld	(471,104)
Total income	337,590,767
Expenses:
Management services fees	68,730,008
Distribution and/or service fees
Class A	4,946,456
Class C	8,247,787
Class R	557,551
Class T	63
Class V	198,768
Transfer agent fees
Class A	2,733,142
Advisor Class	900,146
Class C	1,139,338
Institutional Class	7,281,662
Institutional 2 Class	384,404
Institutional 3 Class	208,492
Class R	154,047
Class T	35
Class V	109,840
Compensation of board members	186,235
Custodian fees	69,689
Printing and postage fees	527,302
Registration fees	458,207
Audit fees	37,301
Legal fees	280,714
Compensation of chief compliance officer	4,826
Other	289,508
Total expenses	97,445,521
Expense reduction	(2,914)
Total net expenses	97,442,607
Net investment income	240,148,160
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	469,260,541
Investments — affiliated issuers	(514)
Foreign currency translations	(36,746)
Net realized gain	469,223,281
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	23,132,576
Investments — affiliated issuers	(53,842)
Net change in unrealized appreciation (depreciation)	23,078,734
Net realized and unrealized gain	492,302,015
Net increase in net assets resulting from operations	$732,450,175
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Dividend Income Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended May 31, 2019	Year Ended May 31, 2018
Operations
Net investment income	$240,148,160	$200,202,855
Net realized gain	469,223,281	486,530,571
Net change in unrealized appreciation (depreciation)	23,078,734	393,039,094
Net increase in net assets resulting from operations	732,450,175	1,079,772,520
Distributions to shareholders
Net investment income and net realized gains
Class A	(127,209,910)
Advisor Class	(41,941,833)
Class C	(48,616,175)
Institutional Class	(348,208,096)
Institutional 2 Class	(43,267,266)
Institutional 3 Class	(187,609,387)
Class R	(6,953,592)
Class T	(2,788)
Class V	(5,156,100)
Net investment income
Class A		(29,088,074)
Advisor Class		(8,458,603)
Class B		(1,895)
Class C		(7,018,756)
Institutional Class		(93,175,912)
Institutional 2 Class		(11,020,397)
Institutional 3 Class		(40,487,286)
Class R		(1,393,541)
Class T		(883)
Class V		(1,310,173)
Net realized gains
Class A		(49,183,530)
Advisor Class		(13,038,772)
Class C		(21,936,334)
Institutional Class		(125,178,988)
Institutional 2 Class		(16,023,229)
Institutional 3 Class		(67,916,233)
Class R		(2,830,029)
Class T		(1,553)
Class V		(2,220,665)
Total distributions to shareholders (Note 2)	(808,965,147)	(490,284,853)
Increase in net assets from capital stock activity	2,357,868,370	419,653,448
Total increase in net assets	2,281,353,398	1,009,141,115
Net assets at beginning of year	11,368,537,535	10,359,396,420
Net assets at end of year	$13,649,890,933	$11,368,537,535
Undistributed net investment income	$44,698,581	$36,186,954
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2019	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2019		May 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	30,379,676	659,121,814	17,511,638	379,470,969
Distributions reinvested	5,480,478	114,905,861	3,231,282	70,143,797
Redemptions	(23,035,731)	(501,940,537)	(21,454,678)	(461,700,501)
Net increase (decrease)	12,824,423	272,087,138	(711,758)	(12,085,735)
Advisor Class
Subscriptions	19,730,870	436,013,694	11,478,715	251,688,447
Distributions reinvested	1,929,343	41,213,868	918,479	20,274,699
Redemptions	(10,023,362)	(223,621,168)	(5,478,534)	(120,722,603)
Net increase	11,636,851	253,606,394	6,918,660	151,240,543
Class B
Subscriptions	—	—	100	2,020
Distributions reinvested	—	—	89	1,780
Redemptions	—	—	(56,090)	(1,126,171)
Net decrease	—	—	(55,901)	(1,122,371)
Class C
Subscriptions	11,296,928	235,381,433	6,373,408	133,839,759
Distributions reinvested	2,089,286	42,200,955	1,200,665	25,359,885
Redemptions	(10,697,816)	(224,760,673)	(7,454,781)	(155,118,868)
Net increase	2,688,398	52,821,715	119,292	4,080,776
Institutional Class
Subscriptions	100,598,322	2,171,802,007	52,343,228	1,129,615,263
Distributions reinvested	14,245,109	299,352,320	8,420,382	182,791,552
Redemptions	(57,834,951)	(1,255,707,523)	(139,802,688)	(2,930,608,758)
Net increase (decrease)	57,008,480	1,215,446,804	(79,039,078)	(1,618,201,943)
Institutional 2 Class
Subscriptions	18,549,514	410,112,012	8,527,399	187,833,934
Distributions reinvested	1,981,510	42,350,694	1,205,084	26,549,062
Redemptions	(12,650,700)	(280,152,629)	(7,443,275)	(164,214,675)
Net increase	7,880,324	172,310,077	2,289,208	50,168,321
Institutional 3 Class
Subscriptions	36,133,309	800,213,386	105,278,808	2,225,816,279
Distributions reinvested	3,377,726	72,238,103	1,512,712	33,378,585
Redemptions	(21,840,168)	(485,376,733)	(18,635,214)	(411,779,299)
Net increase	17,670,867	387,074,756	88,156,306	1,847,415,565
Class R
Subscriptions	1,479,258	32,367,152	1,171,822	25,323,379
Distributions reinvested	308,022	6,453,857	172,849	3,758,759
Redemptions	(1,321,397)	(28,818,942)	(1,388,451)	(30,060,753)
Net increase (decrease)	465,883	10,002,067	(43,780)	(978,615)
Class T
Subscriptions	—	—	88	1,950
Distributions reinvested	124	2,603	103	2,240
Redemptions	(2,263)	(46,121)	(922)	(19,887)
Net decrease	(2,139)	(43,518)	(731)	(15,697)
Class V
Subscriptions	45,669	973,802	190,907	4,209,314
Distributions reinvested	199,104	4,176,948	131,262	2,850,934
Redemptions	(483,685)	(10,587,813)	(365,995)	(7,907,644)
Net decrease	(238,912)	(5,437,063)	(43,826)	(847,396)
Total net increase	109,934,175	2,357,868,370	17,588,392	419,653,448
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Dividend Income Fund | Annual Report 2019

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Columbia Dividend Income Fund | Annual Report 2019	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2019	$21.63	0.39	0.88	1.27	(0.38)	(1.07)	(1.45)
Year Ended 5/31/2018	$20.46	0.36	1.75	2.11	(0.34)	(0.60)	(0.94)
Year Ended 5/31/2017	$18.43	0.34	2.46	2.80	(0.32)	(0.45)	(0.77)
Year Ended 5/31/2016	$19.07	0.32	0.43	0.75	(0.45)	(0.94)	(1.39)
Year Ended 5/31/2015	$19.02	0.48	1.17	1.65	(0.40)	(1.20)	(1.60)
Advisor Class
Year Ended 5/31/2019	$22.00	0.45	0.89	1.34	(0.43)	(1.07)	(1.50)
Year Ended 5/31/2018	$20.80	0.42	1.78	2.20	(0.40)	(0.60)	(1.00)
Year Ended 5/31/2017	$18.71	0.39	2.52	2.91	(0.37)	(0.45)	(0.82)
Year Ended 5/31/2016	$19.34	0.37	0.44	0.81	(0.50)	(0.94)	(1.44)
Year Ended 5/31/2015	$19.27	0.57	1.14	1.71	(0.44)	(1.20)	(1.64)
Class C
Year Ended 5/31/2019	$20.95	0.22	0.84	1.06	(0.21)	(1.07)	(1.28)
Year Ended 5/31/2018	$19.84	0.19	1.70	1.89	(0.18)	(0.60)	(0.78)
Year Ended 5/31/2017	$17.88	0.18	2.41	2.59	(0.18)	(0.45)	(0.63)
Year Ended 5/31/2016	$18.54	0.18	0.41	0.59	(0.31)	(0.94)	(1.25)
Year Ended 5/31/2015	$18.53	0.34	1.12	1.46	(0.25)	(1.20)	(1.45)
Institutional Class
Year Ended 5/31/2019	$21.66	0.44	0.88	1.32	(0.43)	(1.07)	(1.50)
Year Ended 5/31/2018	$20.48	0.41	1.77	2.18	(0.40)	(0.60)	(1.00)
Year Ended 5/31/2017	$18.45	0.38	2.47	2.85	(0.37)	(0.45)	(0.82)
Year Ended 5/31/2016	$19.09	0.36	0.44	0.80	(0.50)	(0.94)	(1.44)
Year Ended 5/31/2015	$19.03	0.53	1.18	1.71	(0.45)	(1.20)	(1.65)
Institutional 2 Class
Year Ended 5/31/2019	$21.99	0.47	0.89	1.36	(0.45)	(1.07)	(1.52)
Year Ended 5/31/2018	$20.78	0.44	1.79	2.23	(0.42)	(0.60)	(1.02)
Year Ended 5/31/2017	$18.71	0.41	2.50	2.91	(0.39)	(0.45)	(0.84)
Year Ended 5/31/2016	$19.33	0.39	0.45	0.84	(0.52)	(0.94)	(1.46)
Year Ended 5/31/2015	$19.26	0.62	1.12	1.74	(0.47)	(1.20)	(1.67)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Dividend Income Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2019	$21.45	6.10%	0.96%	0.96% (c)	1.77%	13%	$2,094,539
Year Ended 5/31/2018	$21.63	10.35%	0.97%	0.97% (c)	1.66%	15%	$1,834,772
Year Ended 5/31/2017	$20.46	15.52%	1.00%	1.00% (c)	1.74%	16%	$1,750,090
Year Ended 5/31/2016	$18.43	4.42%	1.02%	1.02% (c)	1.74%	25%	$2,380,538
Year Ended 5/31/2015	$19.07	9.08%	1.02%	1.02% (c)	2.52%	27%	$2,514,422
Advisor Class
Year Ended 5/31/2019	$21.84	6.35%	0.71%	0.71% (c)	2.04%	13%	$815,017
Year Ended 5/31/2018	$22.00	10.60%	0.72%	0.72% (c)	1.93%	15%	$564,834
Year Ended 5/31/2017	$20.80	15.89%	0.75%	0.75% (c)	1.99%	16%	$390,004
Year Ended 5/31/2016	$18.71	4.67%	0.77%	0.77% (c)	2.01%	25%	$230,893
Year Ended 5/31/2015	$19.34	9.33%	0.77%	0.77% (c)	2.93%	27%	$179,306
Class C
Year Ended 5/31/2019	$20.73	5.29%	1.71%	1.71% (c)	1.02%	13%	$856,621
Year Ended 5/31/2018	$20.95	9.53%	1.72%	1.72% (c)	0.91%	15%	$809,269
Year Ended 5/31/2017	$19.84	14.73%	1.75%	1.75% (c)	0.99%	16%	$764,036
Year Ended 5/31/2016	$17.88	3.62%	1.78%	1.78% (c)	1.00%	25%	$692,229
Year Ended 5/31/2015	$18.54	8.26%	1.77%	1.77% (c)	1.83%	27%	$667,300
Institutional Class
Year Ended 5/31/2019	$21.48	6.36%	0.71%	0.71% (c)	2.02%	13%	$5,966,124
Year Ended 5/31/2018	$21.66	10.67%	0.72%	0.72% (c)	1.89%	15%	$4,781,049
Year Ended 5/31/2017	$20.48	15.79%	0.75%	0.75% (c)	1.98%	16%	$6,140,961
Year Ended 5/31/2016	$18.45	4.69%	0.77%	0.77% (c)	2.00%	25%	$4,766,037
Year Ended 5/31/2015	$19.09	9.40%	0.77%	0.77% (c)	2.76%	27%	$4,800,733
Institutional 2 Class
Year Ended 5/31/2019	$21.83	6.44%	0.63%	0.63%	2.11%	13%	$772,924
Year Ended 5/31/2018	$21.99	10.76%	0.63%	0.63%	2.00%	15%	$605,285
Year Ended 5/31/2017	$20.78	15.92%	0.63%	0.63%	2.10%	16%	$524,608
Year Ended 5/31/2016	$18.71	4.88%	0.64%	0.64%	2.14%	25%	$416,310
Year Ended 5/31/2015	$19.33	9.48%	0.63%	0.63%	3.19%	27%	$313,051
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2019	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2019	$22.02	0.48	0.89	1.37	(0.46)	(1.07)	(1.53)
Year Ended 5/31/2018	$20.80	0.46	1.78	2.24	(0.42)	(0.60)	(1.02)
Year Ended 5/31/2017	$18.72	0.43	2.50	2.93	(0.40)	(0.45)	(0.85)
Year Ended 5/31/2016	$19.35	0.40	0.44	0.84	(0.53)	(0.94)	(1.47)
Year Ended 5/31/2015	$19.27	0.66	1.10	1.76	(0.48)	(1.20)	(1.68)
Class R
Year Ended 5/31/2019	$21.64	0.33	0.88	1.21	(0.32)	(1.07)	(1.39)
Year Ended 5/31/2018	$20.47	0.30	1.76	2.06	(0.29)	(0.60)	(0.89)
Year Ended 5/31/2017	$18.43	0.29	2.47	2.76	(0.27)	(0.45)	(0.72)
Year Ended 5/31/2016	$19.07	0.27	0.43	0.70	(0.40)	(0.94)	(1.34)
Year Ended 5/31/2015	$19.02	0.44	1.16	1.60	(0.35)	(1.20)	(1.55)
Class V
Year Ended 5/31/2019	$21.64	0.39	0.88	1.27	(0.38)	(1.07)	(1.45)
Year Ended 5/31/2018	$20.47	0.36	1.75	2.11	(0.34)	(0.60)	(0.94)
Year Ended 5/31/2017	$18.43	0.33	2.48	2.81	(0.32)	(0.45)	(0.77)
Year Ended 5/31/2016	$19.07	0.32	0.43	0.75	(0.45)	(0.94)	(1.39)
Year Ended 5/31/2015	$19.02	0.48	1.16	1.64	(0.39)	(1.20)	(1.59)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Dividend Income Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2019	$21.86	6.48%	0.58%	0.58%	2.15%	13%	$2,955,434
Year Ended 5/31/2018	$22.02	10.84%	0.59%	0.59%	2.08%	15%	$2,587,372
Year Ended 5/31/2017	$20.80	16.03%	0.59%	0.59%	2.17%	16%	$610,882
Year Ended 5/31/2016	$18.72	4.87%	0.59%	0.59%	2.19%	25%	$228,089
Year Ended 5/31/2015	$19.35	9.59%	0.59%	0.59%	3.41%	27%	$171,392
Class R
Year Ended 5/31/2019	$21.46	5.83%	1.21%	1.21% (c)	1.52%	13%	$113,166
Year Ended 5/31/2018	$21.64	10.07%	1.22%	1.22% (c)	1.41%	15%	$104,036
Year Ended 5/31/2017	$20.47	15.29%	1.25%	1.25% (c)	1.49%	16%	$99,305
Year Ended 5/31/2016	$18.43	4.15%	1.27%	1.27% (c)	1.49%	25%	$85,066
Year Ended 5/31/2015	$19.07	8.80%	1.27%	1.27% (c)	2.28%	27%	$87,646
Class V
Year Ended 5/31/2019	$21.46	6.10%	0.96%	0.96% (c)	1.76%	13%	$76,067
Year Ended 5/31/2018	$21.64	10.35%	0.97%	0.97% (c)	1.66%	15%	$81,875
Year Ended 5/31/2017	$20.47	15.58%	1.00%	1.00% (c)	1.74%	16%	$78,342
Year Ended 5/31/2016	$18.43	4.42%	1.02%	1.02% (c)	1.74%	25%	$75,218
Year Ended 5/31/2015	$19.07	9.03%	1.04%	1.04% (c)	2.49%	27%	$81,206
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2019	21

Notes to Financial Statements
May 31, 2019
Note 1. Organization
Columbia Dividend Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares were subject to a maximum front-end sales charge of 2.50% per transaction and were required to be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., were specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Class V shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class V shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class V shares are available only to investors who received (and who have continuously held) Class V shares in connection with previous fund reorganizations.
22	Columbia Dividend Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange
Columbia Dividend Income Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
May 31, 2019
rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
24	Columbia Dividend Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Columbia Dividend Income Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
May 31, 2019
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2019 was 0.56% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
26	Columbia Dividend Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
For the year ended May 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.14
Class T	0.07 (a)
Class V	0.14

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2019, these minimum account balance fees reduced total expenses of the Fund by $2,914.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class C, Class R and Class T shares of the Fund, respectively. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Although the Fund may have paid a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Columbia Dividend Income Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
May 31, 2019
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2019, if any, are listed below:
Amount ($)
Class A	4,170,137
Class C	68,588
Class V	2,247
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2018 through September 30, 2019	Prior to October 1, 2018
Class A	1.16%	1.18%
Advisor Class	0.91	0.93
Class C	1.91	1.93
Institutional Class	0.91	0.93
Institutional 2 Class	0.83	0.83
Institutional 3 Class	0.78	0.78
Class R	1.41	1.43
Class V	1.16	1.18
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, trustees’ deferred compensation and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
28	Columbia Dividend Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(430,407)	430,407	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2019			Year Ended May 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
231,206,126	577,759,021	808,965,147	191,955,520	298,329,333	490,284,853
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
45,180,559	177,209,676	—	4,133,513,308
At May 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
9,453,888,432	4,358,119,733	(224,606,425)	4,133,513,308
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,182,407,622 and $1,500,353,105, respectively, for the year ended May 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Columbia Dividend Income Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
May 31, 2019
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	4,142,857	2.92	21
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended May 31, 2019.
Note 9. Significant risks
Shareholder concentration risk
At May 31, 2019, two unaffiliated shareholders of record owned 36.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 13.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
30	Columbia Dividend Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Dividend Income Fund | Annual Report 2019	31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Dividend Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Dividend Income Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, the statement of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2019 and the financial highlights for each of the five years in the period ended May 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
32	Columbia Dividend Income Fund | Annual Report 2019

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$492,282,672
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Dividend Income Fund | Annual Report 2019	33

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) from September 2007 to October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
34	Columbia Dividend Income Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College from August 2007 to June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	M Fund, Inc. (M Funds mutual fund family)
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Columbia Dividend Income Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments from 2004 to 2010; Senior Partner, McKinsey & Company from 2001 to 2004	69	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	188	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia Dividend Income Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Dividend Income Fund | Annual Report 2019	37

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
38	Columbia Dividend Income Fund | Annual Report 2019

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Dividend Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN139_05_J01_(07/19)

Annual Report
May 31, 2019
Columbia High Yield Municipal Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia High Yield Municipal Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia High Yield Municipal Fund (the Fund) seeks total return, consisting of current income exempt from federal income tax and capital appreciation.
Portfolio management
Douglas White, CFA
Lead Portfolio Manager
Managed Fund since December 2018
Catherine Stienstra
Portfolio Manager
Managed Fund since 2016
Average annual total returns (%) (for the period ended May 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/31/00	6.42	4.81	6.77
	Including sales charges		3.20	4.17	6.45
Advisor Class*		03/19/13	6.73	5.04	7.00
Class C	Excluding sales charges	07/15/02	5.73	4.14	6.11
	Including sales charges		4.73	4.14	6.11
Institutional Class		03/05/84	6.73	5.04	6.99
Institutional 2 Class*		11/08/12	6.78	5.11	7.05
Institutional 3 Class*		03/01/17	6.83	5.09	7.01
Blended Benchmark			7.22	4.96	6.65
Bloomberg Barclays High Yield Municipal Bond Index			7.76	5.86	8.02
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark, established by the Investment Manager, consists of a 60% weighting of the Bloomberg Barclays High Yield Municipal Bond Index and a 40% weighting of the Bloomberg Barclays Municipal Bond Index.
The Bloomberg Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
The Bloomberg Barclays High Yield Municipal Bond Index is comprised of bonds with maturities greater than one-year, having a par value of at least $3 million issued as part of a transaction size greater than $20 million, and rated no higher than “BB+” or equivalent by any of the three principal rating agencies.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia High Yield Municipal Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2009 — May 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia High Yield Municipal Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at May 31, 2019)
AAA rating	6.2
AA rating	7.1
A rating	14.8
BBB rating	28.4
BB rating	7.1
B rating	6.0
CCC rating	0.2
Not rated	30.2
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Top Ten States/Territories (%) (at May 31, 2019)
Illinois	13.0
Florida	11.1
California	8.7
Texas	7.7
Pennsylvania	5.0
New Jersey	4.4
Massachusetts	3.6
Washington	3.4
Colorado	3.4
Georgia	3.2
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

4	Columbia High Yield Municipal Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2019, Class A shares of the Fund returned 6.42% excluding sales charges. During the same time period, the Fund’s Blended Benchmark returned 7.22%, and the Bloomberg Barclays High Yield Municipal Bond Index returned 7.76%. The Fund shifted its positioning in favor of longer duration, higher quality securities.
Municipal bonds advanced, led by high-yield issues
Municipal bonds generated healthy gains in the 12-month reporting period, with the bulk of the rally occurring from November 2018 onward. Municipals performed reasonably well from June 2018 through August 2018 on the strength of falling U.S. Treasury yields and the combination of robust investor demand and reduced new-issue supply. Conditions became less supportive in September, when U.S. Treasury yields climbed on indications of persistent strength in the U.S. economy. The negative trend persisted in October, as yields continued to rise on concerns that the U.S. Federal Reserve (Fed) would take a more aggressive approach to raising interest rates in 2019 than investors had been expecting.
Sentiment again shifted abruptly in early November 2018, causing yields to fall sharply through year-end. The fixed-income markets rallied significantly on signs of slowing global growth, volatility in higher risk assets, and expectations that the Fed would in fact adopt a more accommodative stance. In addition, various geopolitical factors — including uncertainty surrounding the U.S./China trade dispute, Brexit negotiations (the U.K.’s departure from the European Union), and the U.S. government shutdown — fueled a “flight to quality” into bonds. Municipals rallied as a result, helping the major national indexes finish 2018 in positive territory.
The advance continued into the New Year, leading to the largest first-quarter gain for tax-exempt issues since 2014 and the sixth-best in the past 30 years. The market was well supported by the backdrop of slow global growth and the increasingly accommodative policies of the world’s central banks. Growing trade tensions with China added to the fears of slowing growth, extending the gains through April and May helping municipals post a strong return for the full 12 months.
Longer term bonds outpaced shorter term issues, mirroring trends in the Treasury market, while lower quality securities strongly outperformed their higher rated counterparts. High-yield issues benefited as the combination of positive economic growth, property value increases and rising tax receipts aided municipal credit quality. The category was also boosted by a favorable balance of supply and demand. High-yield new issuance declined substantially year-over-year in the first five months of 2019. In addition, reductions in state and local tax (SALT) deductions appeared to boost demand across the quality spectrum by increasing the value of municipal bonds’ tax exemption, especially in higher tax states.
Contributors and detractors
The Fund produced a positive absolute return, but certain aspects of its positioning caused it to underperform its Blended Benchmark. Its general underweight in below-investment-grade bonds was a key factor in the shortfall. Security selection in the 12- to 20-year maturity range hurt relative results, as did selection in the BBB and non-rated credit tiers. An underweight in bonds rated below single B detracted from performance, as well. At the sector level, underweight allocations to water & sewer and industrial development / pollution control revenue issues — which outperformed the Blended Benchmark — detracted, as did selection in these areas. An overweight and selection in the special-tax sector was a further detractor.
On the positive side, selection in bonds with maturities of 20 years and above contributed to performance. The Fund’s security selection in the A, B, and below B credit tiers added value. An underweight in tobacco — which lagged the broader market — was a plus, as was selection in the sector. Portfolio holdings in state general obligations, electric utilities and continuing care retirement communities (CCRCs) also outperformed the corresponding benchmark components.
Longer duration, higher quality securities became more attractive
In late 2018, stock-market volatility and signs of a potential economic slowdown led us to tilt the portfolio toward bonds with longer maturities and relatively higher credit quality. Typically, interest rates fall and yield spreads on lower rated issues widen when growth slows, while portfolios with greater interest rate sensitivity and higher quality tend to outperform. We therefore extended the Fund’s effective duration (interest-rate sensitivity) by approximately one-half year over the full 12-month period, primarily by reducing the portfolio’s weighting in intermediate-maturity debt and increasing its position in longer maturities. This shift helped Fund performance, mainly during the latter half of the period, but it was not enough to offset the drag from underweights in lower quality sectors and issues that performed well in the first half.
Columbia High Yield Municipal Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
Although the portfolio’s average quality rating at the end of the period did not change from its average quality rating at the start of the period, we generally focused on what we believed to be higher quality securities in both ratings categories and specific sectors. For instance, many of the positions we added in the CCRC sector were rated investment grade by a public rating agency and/or our internal credit analysts, as were all of the positions we added in the transportation sector. The Fund had weightings of 57% and 43% in investment-grade and high-yield debt, respectively, at the close of the period, compared with 52% and 48% on May 31, 2018.
We also added to areas where we saw the potential for narrowing yield spreads. For example, we purchased Illinois and Connecticut state general obligations, as these states were starting to show signs of improved fiscal discipline amid the ongoing U.S. economic expansion. In addition, we increased portfolio’s weighting in tobacco issues in early 2019. We believed absolute yields were attractive, and yield spreads had not fully recovered from the widening that occurred in the fourth quarter of 2018.
Conversely, we reduced positions where we saw negative fundamental trends or where issuers’ financial strength did not appear able to withstand an economic downturn. We sold issues with declining financial metrics in the charter school, assisted living and hospital sectors. We eliminated positions in the Virgin Islands due to the territory’s weak economy, and in Puerto Rico due to ongoing political and economic uncertainty. We also sold issues with above-average risk in the biofuel and medical technology industries.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia High Yield Municipal Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2018 — May 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,063.90	1,020.69	4.37	4.28	0.85
Advisor Class	1,000.00	1,000.00	1,065.90	1,021.69	3.35	3.28	0.65
Class C	1,000.00	1,000.00	1,060.50	1,017.45	7.71	7.54	1.50
Institutional Class	1,000.00	1,000.00	1,066.00	1,021.69	3.35	3.28	0.65
Institutional 2 Class	1,000.00	1,000.00	1,065.20	1,021.89	3.14	3.07	0.61
Institutional 3 Class	1,000.00	1,000.00	1,065.40	1,022.14	2.88	2.82	0.56
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia High Yield Municipal Fund | Annual Report 2019	7

Portfolio of Investments
May 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 0.0%
Anuvia Florida LLC(a)
01/01/2029	5.000%	209,033	188,129
Total Corporate Bonds & Notes (Cost $209,033)			188,129

Municipal Bonds 98.2%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Arizona 1.3%
Arizona Industrial Development Authority
Revenue Bonds
Great Lakes Senior Living Communities LLC
Series 2019
01/01/2054	5.000%	1,500,000	1,648,770
La Paz County Industrial Development Authority
Revenue Bonds
Charter School Solutions - Harmony Public
Series 2016
02/15/2036	5.000%	1,200,000	1,314,552
02/15/2046	5.000%	1,500,000	1,624,170
Charter School Solutions - Harmony Public Schools Project
Series 2018
02/15/2048	5.000%	230,000	253,711
Maricopa County Industrial Development Authority(b)
Revenue Bonds
Christian Care Surprise, Inc. Project
Series 2016
01/01/2048	6.000%	3,595,000	3,738,800
Tempe Industrial Development Authority(b)
Revenue Bonds
Mirabella at ASU Project
Series 2017A
10/01/2047	6.125%	1,400,000	1,567,748
Total			10,147,751
California 8.5%
California Health Facilities Financing Authority
Refunding Revenue Bonds
Northern California Presbyterian Homes
Series 2015
07/01/2039	5.000%	900,000	1,040,670
California Municipal Finance Authority
Revenue Bonds
National University
Series 2019A
04/01/2040	5.000%	1,275,000	1,520,782
04/01/2041	5.000%	250,000	298,147
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Municipal Finance Authority(c)
Revenue Bonds
Senior Lien
Series 2018A AMT
12/31/2047	4.000%	1,000,000	1,057,250
12/31/2047	5.000%	3,405,000	3,937,746
California Municipal Finance Authority(b),(c),(d)
Revenue Bonds
UTS Renewable Energy-Waste Water Facilities
Series 2011 AMT
12/01/2032	0.000%	1,835,000	275,250
California State Public Works Board
Refunding Revenue Bonds
Various Capital Projects
Series 2012G
11/01/2037	5.000%	1,250,000	1,384,350
California Statewide Communities Development Authority
Refunding Revenue Bonds
899 Charleston Project
Series 2014A
11/01/2044	5.250%	1,500,000	1,641,420
Revenue Bonds
American Baptist Homes West
Series 2010
10/01/2039	6.250%	2,750,000	2,791,800
Loma Linda University Medical Center
Series 2014
12/01/2054	5.500%	3,000,000	3,326,730
California Statewide Communities Development Authority(b)
Revenue Bonds
Loma Linda University Medical Center
Series 2018
12/01/2058	5.500%	1,000,000	1,156,950
Chino Public Financing Authority
Refunding Special Tax Bonds
Series 2012
09/01/2034	5.000%	1,775,000	1,899,694
City of Carson
Special Assessment Bonds
Assessment District No. 92-1
Series 1992
09/02/2022	7.375%	40,000	40,502
City of Long Beach Marina System
Revenue Bonds
Series 2015
05/15/2045	5.000%	500,000	550,370
City of Santa Maria Water & Wastewater(e)
Refunding Revenue Bonds
Series 2012A
02/01/2025	0.000%	3,100,000	2,553,315
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia High Yield Municipal Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Upland
Prerefunded 01/01/21 Certificate of Participation
San Antonio Community Hospital
Series 2011
01/01/2041	6.500%	5,000,000	5,401,500
Compton Unified School District(e)
Unlimited General Obligation Bonds
Election of 2002 - Capital Appreciation
Series 2006C
06/01/2025	0.000%	2,310,000	2,040,608
Department of Veterans Affairs Veteran’s Farm & Home Purchase Program
Revenue Bonds
Series 2012A
12/01/2025	3.500%	3,760,000	3,881,523
Empire Union School District(e)
Special Tax Bonds
Communities Facilities District No. 1987-1
Series 2002A (AMBAC)
10/01/2021	0.000%	1,665,000	1,598,800
Foothill-Eastern Transportation Corridor Agency
Refunding Revenue Bonds
Junior Lien
Series 2014C
01/15/2043	6.500%	5,000,000	5,917,100
Golden State Tobacco Securitization Corp.
Refunding Revenue Bonds
Series 2018A-2
06/01/2047	5.000%	12,500,000	12,400,500
M-S-R Energy Authority
Revenue Bonds
Series 2009B
11/01/2039	6.500%	5,000,000	7,503,050
Palomar Health
Refunding Revenue Bonds
Series 2016
11/01/2036	5.000%	1,845,000	2,086,400
State of California
Unlimited General Obligation Bonds
Various Purpose
Series 2012
04/01/2042	5.000%	3,000,000	3,269,370
Total			67,573,827
Colorado 3.3%
Arista Metropolitan District
Limited General Obligation Refunding & Improvement Bonds
Series 2018
12/01/2048	5.125%	1,000,000	1,041,950
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Colliers Hill Metropolitan District No. 2
Limited General Obligation Bonds
Senior Bonds
Series 2017A
12/01/2047	6.500%	4,380,000	4,501,019
Colorado Bridge Enterprise(c)
Revenue Bonds
Central 70 Project
Series 2017 AMT
06/30/2051	4.000%	6,000,000	6,261,060
Colorado Health Facilities Authority
Revenue Bonds
Senior Living - Ralston Creek at Arvada
Series 2017
11/01/2052	6.000%	5,000,000	5,006,200
Leyden Rock Metropolitan District No. 10
Limited General Obligation Bonds
Series 2016A
12/01/2045	5.000%	1,000,000	1,027,510
Palisade Metropolitan District No. 2
Limited General Obligation Bonds
Series 2016
12/01/2046	5.000%	1,500,000	1,533,195
Regional Transportation District
Certificate of Participation
Series 2014A
06/01/2039	5.000%	5,000,000	5,550,600
Sierra Ridge Metropolitan District No. 2
Senior Limited General Obligation Bonds
Series 2016A
12/01/2046	5.500%	1,500,000	1,555,275
Total			26,476,809
Connecticut 1.4%
Connecticut State Health & Educational Facility Authority(b)
Revenue Bonds
Church Home of Hartford, Inc. Project
Series 2016
09/01/2053	5.000%	1,750,000	1,841,000
Harbor Point Infrastructure Improvement District
Prerefunded 04/01/20 Tax Allocation Bonds
Harbor Point Project
Series 2010A
04/01/2039	7.875%	4,000,000	4,208,840
State of Connecticut
Unlimited General Obligation Bonds
Series 2018C
06/15/2038	5.000%	1,000,000	1,187,640
Series 2018E
09/15/2037	5.000%	500,000	597,285

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
May 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019A
04/15/2037	4.000%	2,675,000	2,952,933
Total			10,787,698
Delaware 0.1%
City of Wilmington(c)
Revenue Bonds
Housing-Electra Arms Senior Associates Project
Series 1998 AMT
06/01/2028	6.250%	510,000	510,408
District of Columbia 0.7%
District of Columbia
Revenue Bonds
Ingleside Rock Creek Project
Series 2017
07/01/2052	5.000%	1,000,000	1,054,280
Metropolitan Washington Airports Authority(c)
Revenue Bonds
Airport System
Series 2012A AMT
10/01/2024	5.000%	4,000,000	4,443,160
Total			5,497,440
Florida 10.9%
Capital Trust Agency, Inc.(b)
Revenue Bonds
1st Mortgage Tallahassee Tapestry Senior Housing Project
Series 2015
12/01/2050	7.125%	3,550,000	3,664,061
University Bridge LLC Student Housing Project
Series 2018
12/01/2058	5.250%	6,750,000	6,881,355
City of Atlantic Beach
Revenue Bonds
Fleet Landing Project
Series 2018A
11/15/2053	5.000%	1,500,000	1,667,205
City of Lakeland
Refunding Revenue Bonds
1st Mortgage-Carpenters Home Estates
Series 2008
01/01/2028	6.250%	675,000	675,716
01/01/2043	6.375%	2,250,000	2,252,430
Revenue Bonds
Lakeland Regional Health
Series 2015
11/15/2040	5.000%	5,000,000	5,556,950
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Tallahassee
Revenue Bonds
Tallahassee Memorial Healthcare, Inc. Project
Series 2016
12/01/2055	5.000%	3,000,000	3,326,430
County of Miami-Dade(e)
Revenue Bonds
Capital Appreciation
Subordinated Series 2009B
10/01/2041	0.000%	10,000,000	4,589,500
County of Miami-Dade
Subordinated Refunding Revenue Bonds
Series 2012B
10/01/2037	5.000%	1,530,000	1,675,595
County of Miami-Dade Aviation(c)
Refunding Revenue Bonds
Series 2019A AMT
10/01/2049	5.000%	5,000,000	5,944,300
Florida Development Finance Corp.(b),(c)
Refunding Revenue Bonds
Virgin Trains USA Pass
Series 2019 AMT
01/01/2049	6.500%	5,000,000	5,028,150
Florida Development Finance Corp.(b)
Revenue Bonds
Miami Arts Charter School Project
Series 2014A
06/15/2044	6.000%	6,100,000	6,029,789
Renaissance Charter School
Series 2015
06/15/2046	6.125%	4,900,000	5,231,093
Florida Development Finance Corp.
Revenue Bonds
Renaissance Charter School
Series 2010A
09/15/2040	6.000%	3,750,000	3,864,262
Series 2012A
06/15/2043	6.125%	4,500,000	4,605,075
Renaissance Charter School Projects
Series 2013A
06/15/2044	8.500%	5,000,000	5,745,500
Mid-Bay Bridge Authority
Prerefunded 10/01/21 Revenue Bonds
Series 2011A
10/01/2040	7.250%	4,000,000	4,513,640
Orange County Health Facilities Authority
Refunding Revenue Bonds
Mayflower Retirement Center
Series 2012
06/01/2042	5.125%	750,000	779,228

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia High Yield Municipal Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Orange County Industrial Development Authority(b),(c)
Revenue Bonds
Anuvia Florida LLC Project
Series 2018-A AMT
07/01/2048	4.000%	4,100,000	2,552,127
Palm Beach County Health Facilities Authority
Revenue Bonds
Sinai Residences Boca Raton
Series 2014
06/01/2049	7.500%	1,250,000	1,413,762
Polk County Industrial Development Authority(f)
Refunding Revenue Bonds
Carpenter’s Home Estates, Inc.
Series 2019
01/01/2055	5.000%	2,615,000	2,885,888
South Lake County Hospital District
Revenue Bonds
South Lake Hospital, Inc.
Series 2010A
04/01/2039	6.250%	2,000,000	2,005,560
St. Johns County Industrial Development Authority
Refunding Revenue Bonds
Bayview Project
Series 2007A
10/01/2041	5.250%	3,725,000	3,114,882
Westridge Community Development District(d)
Special Assessment Bonds
Series 2005
05/01/2037	0.000%	2,650,000	1,987,500
Total			85,989,998
Georgia 3.1%
DeKalb County Hospital Authority
Prerefunded 09/01/20 Revenue Bonds
DeKalb Medical Center, Inc. Project
Series 2010
09/01/2040	6.125%	4,500,000	4,744,080
Floyd County Development Authority
Revenue Bonds
Spires Berry College Project
12/01/2048	6.250%	2,500,000	2,561,675
Georgia Housing & Finance Authority
Revenue Bonds
Single Family Mortgage
Series 2017A
12/01/2042	4.050%	3,000,000	3,176,640
Georgia State Road & Tollway Authority(b),(e)
Revenue Bonds
I-75 S Expressway
Series 2014S
06/01/2049	0.000%	9,100,000	6,733,636
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Glynn-Brunswick Memorial Hospital Authority
Revenue Bonds
SE Georgia Health System Anticipation Certificates
Series 2017
08/01/2047	5.000%	355,000	401,413
Oconee County Industrial Development Authority
Revenue Bonds
Presbyterian Village Athens Project
Series 2018
12/01/2053	6.375%	3,000,000	3,137,910
Savannah Economic Development Authority
Refunding Revenue Bonds
Marshes Skidaway Island Project
Series 2013
01/01/2049	7.250%	3,500,000	3,929,135
Total			24,684,489
Hawaii 0.3%
State of Hawaii Department of Budget & Finance
Prerefunded 11/15/19 Revenue Bonds
15 Craigside Project
Series 2009A
11/15/2044	9.000%	2,375,000	2,453,185
Idaho 0.6%
Idaho Health Facilities Authority
Revenue Bonds
Terraces of Boise Project
Series 2014A
10/01/2049	8.125%	4,000,000	4,527,760
Illinois 12.8%
Chicago Board of Education(b)
Unlimited General Obligation Bonds
Dedicated
Series 2017A
12/01/2046	7.000%	3,000,000	3,715,770
Chicago Board of Education
Unlimited General Obligation Bonds
Dedicated
Series 2017H
12/01/2036	5.000%	1,665,000	1,831,050
Project
Series 2015C
12/01/2039	5.250%	2,000,000	2,154,080
Series 2011A
12/01/2041	5.000%	1,110,000	1,145,753
Series 2012A
12/01/2042	5.000%	1,000,000	1,042,170
Series 2016B
12/01/2046	6.500%	1,500,000	1,765,320

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
May 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018D
12/01/2046	5.000%	5,000,000	5,256,600
Unlimited General Obligation Refunding Bonds
Series 2018A (AGM)
ASSURED GUARANTY MUNICIPAL CORP
12/01/2035	5.000%	500,000	583,195
Chicago O’Hare International Airport(c)
Refunding Revenue Bonds
Senior Lien
Series 2018A AMT
01/01/2053	5.000%	5,000,000	5,810,850
Revenue Bonds
TriPs Obligated Group
Series 2018 AMT
07/01/2048	5.000%	800,000	917,088
Chicago Park District
Limited General Obligation Bonds
Series 2015A
01/01/2040	5.000%	3,000,000	3,248,370
City of Chicago
Prerefunded 01/01/25 Revenue Bonds
Series 2002
01/01/2030	5.000%	1,000,000	1,182,980
Refunding Unlimited General Obligation Bonds
Series 2005D
01/01/2033	5.500%	1,000,000	1,106,450
Unlimited General Obligation Bonds
Project
Series 2011A
01/01/2040	5.000%	5,000,000	5,117,700
Series 2015A
01/01/2039	5.500%	500,000	546,610
Series 2017A
01/01/2038	6.000%	5,235,000	6,074,851
Unlimited General Obligation Refunding Bonds
Project
Series 2014A
01/01/2033	5.250%	1,000,000	1,078,310
Series 2007F
01/01/2042	5.500%	1,000,000	1,089,200
City of Chicago Wastewater Transmission
Refunding Revenue Bonds
2nd Lien
Series 2015C
01/01/2035	5.000%	1,000,000	1,106,020
County of Cook
Unlimited General Obligation Refunding Bonds
Series 2018
11/15/2035	5.000%	450,000	505,508
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Du Page County Special Service Area No. 31
Special Tax Bonds
Monarch Landing Project
Series 2006
03/01/2036	5.625%	678,000	679,220
Illinois Finance Authority
Prerefunded 04/01/21 Revenue Bonds
CHF-Normal LLC-Illinois State University
Series 2011
04/01/2043	7.000%	3,450,000	3,786,962
Prerefunded 08/15/19 Revenue Bonds
Provena Health
Series 2009A
08/15/2034	7.750%	40,000	40,488
Unrefunded Revenue Bonds
Riverside Health System
Series 2009
11/15/2035	6.250%	1,190,000	1,213,134
Illinois Finance Authority(d)
Revenue Bonds
Leafs Hockey Club Project
Series 2007A
03/01/2037	0.000%	1,000,000	10,000
Metropolitan Pier & Exposition Authority
Refunding Revenue Bonds
McCormick Place Project
Series 2010B-2
06/15/2050	5.000%	5,000,000	5,077,300
Revenue Bonds
McCormick Place Expansion Project
Series 2017
06/15/2057	5.000%	3,750,000	4,072,350
Metropolitan Water Reclamation District of Greater Chicago
Green Unlimited General Obligation Bond
Series 2016E
12/01/2036	5.000%	2,225,000	2,573,324
Unlimited General Obligation Bonds
Green Bond
Series 2016E
12/01/2035	5.000%	1,620,000	1,878,941
Railsplitter Tobacco Settlement Authority
Prerefunded 06/01/21 Revenue Bonds
Series 2010
06/01/2028	6.000%	5,000,000	5,439,850
State of Illinois
General Obligation
Series 2018A
05/01/2042	5.000%	4,800,000	5,288,688
Unlimited General Obligation Bonds
Series 2016
01/01/2041	5.000%	3,830,000	4,135,672

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia High Yield Municipal Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2017A
12/01/2035	5.000%	1,345,000	1,498,908
12/01/2038	5.000%	3,000,000	3,313,050
Series 2018A
05/01/2032	5.000%	2,500,000	2,839,775
05/01/2040	5.000%	4,000,000	4,420,200
05/01/2041	5.000%	3,910,000	4,314,177
05/01/2043	5.000%	3,000,000	3,303,090
Unlimited General Obligation Refunding Bonds
Series 2018B
10/01/2033	5.000%	1,000,000	1,132,640
Village of Lincolnshire
Special Tax Bonds
Sedgebrook Project
Series 2004
03/01/2034	6.250%	584,000	585,016
Total			100,880,660
Indiana 0.4%
Indiana Finance Authority(b),(c)
Revenue Bonds
RES Polyflow Indiana Project Green Bonds
Series 2019 AMT
03/01/2039	7.000%	3,000,000	3,088,410
Iowa 1.3%
Iowa Finance Authority(g)
Refunding Revenue Bonds
Deerfield Retirement Community
Series 2014
11/15/2046	5.400%	2,076,331	2,241,815
Iowa Finance Authority(d)
Refunding Revenue Bonds
Deerfield Retirement Community
Series 2014
05/15/2056	0.000%	401,062	5,013
Iowa Finance Authority
Revenue Bonds
Lifespace Communities, Inc.
Series 2018A
05/15/2048	5.000%	2,475,000	2,712,229
Series 2018-A
05/15/2043	5.000%	1,740,000	1,913,269
PHS Council Bluffs, Inc. Project
Series 2018
08/01/2055	5.250%	3,200,000	3,362,752
Iowa Student Loan Liquidity Corp.(c)
Revenue Bonds
Senior Series 2011A-2 AMT
12/01/2030	5.850%	175,000	182,511
Total			10,417,589
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Kansas 1.9%
City of Overland Park
Revenue Bonds
Prairiefire-Lionsgate Project
Series 2012
12/15/2032	6.000%	6,000,000	5,111,340
University of Kansas Hospital Authority
Revenue Bonds
University of Kansas Health System
Series 2019A
09/01/2048	5.000%	5,000,000	5,928,750
Wyandotte County-Kansas City Unified Government
Revenue Bonds
Legends Village West Project
Series 2006
10/01/2028	4.875%	4,215,000	4,215,464
Total			15,255,554
Kentucky 0.4%
Kentucky Economic Development Finance Authority
Refunding Revenue Bonds
Owensboro Health
Series 2017A
06/01/2045	5.000%	1,000,000	1,103,150
Kentucky State Property & Building Commission
Revenue Bonds
Project #119
Series 2018
05/01/2037	5.000%	1,500,000	1,758,600
Total			2,861,750
Louisiana 1.5%
Louisiana Local Government Environmental Facilities & Community Development Authority
Revenue Bonds
Westlake Chemical Corp.
Series 2010A-2
11/01/2035	6.500%	5,000,000	5,310,700
Louisiana Public Facilities Authority
Prerefunded 05/15/26 Revenue Bonds
Ochsner Clinic Foundation Project
Series 2016
05/15/2034	5.000%	25,000	30,457
Refunding Revenue Bonds
Nineteenth Judicial District
Series 2015C (AGM)
06/01/2042	5.000%	1,000,000	1,138,780

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
May 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Louisiana Public Facilities Authority(c)
Revenue Bonds
Impala Warehousing LLC Project
Series 2013 AMT
07/01/2036	6.500%	4,615,000	5,084,807
Total			11,564,744
Maryland 0.6%
Howard County Housing Commission
Revenue Bonds
Woodfield Oxford Square Apartments
Series 2017
12/01/2037	5.000%	4,000,000	4,637,680
Massachusetts 3.6%
Massachusetts Development Finance Agency
Prerefunded 07/01/20 Revenue Bonds
Foxborough Regional Charter School
Series 2010A
07/01/2042	7.000%	4,200,000	4,448,136
Refunding Revenue Bonds
1st Mortgage-VOA Concord
Series 2007
11/01/2041	5.200%	1,000,000	1,000,520
Harvard University
Series 2016A
07/15/2040	5.000%	5,000,000	6,945,100
South Shore Hospital
Series 2016I
07/01/2036	4.000%	750,000	789,660
Massachusetts Development Finance Agency(b)
Refunding Revenue Bonds
NewBridge on the Charles, Inc.
Series 2017
10/01/2057	5.000%	2,000,000	2,170,400
Revenue Bonds
Linden Ponds, Inc. Facility
Series 2018
11/15/2046	5.125%	2,000,000	2,177,980
Massachusetts Development Finance Agency(e)
Revenue Bonds
Linden Ponds, Inc. Facility
Subordinated Series 2011B
11/15/2056	0.000%	1,391,019	387,997
Massachusetts Educational Financing Authority(c)
Refunding Revenue Bonds
Issue K
Subordinated Series 2017B AMT
07/01/2046	4.250%	1,500,000	1,588,065
Series 2016J AMT
07/01/2033	3.500%	2,235,000	2,296,798
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018B AMT
07/01/2034	3.625%	3,135,000	3,301,938
Revenue Bonds
Series 2012J AMT
07/01/2021	5.000%	3,000,000	3,195,270
Total			28,301,864
Michigan 2.7%
City of Detroit Sewage Disposal System
Refunding Revenue Bonds
Senior Lien
Series 2012A
07/01/2039	5.250%	1,375,000	1,495,849
City of Detroit Water Supply System
Revenue Bonds
Senior Lien
Series 2011A
07/01/2041	5.250%	1,445,000	1,539,835
Series 2011C
07/01/2041	5.000%	1,025,000	1,075,963
Michigan Finance Authority
Refunding Revenue Bonds
Henry Ford Health System
Series 2016
11/15/2046	4.000%	3,580,000	3,808,082
Revenue Bonds
Henry Ford Health System
Series 2019A
11/15/2050	4.000%	600,000	644,736
Michigan Strategic Fund(c)
Revenue Bonds
I-75 Improvement Project
Series 2018 AMT
12/31/2043	5.000%	5,000,000	5,837,650
Michigan Tobacco Settlement Finance Authority
Revenue Bonds
Senior Series 2007A
06/01/2034	6.000%	1,000,000	1,000,010
06/01/2048	6.000%	6,000,000	6,000,060
Total			21,402,185
Minnesota 1.8%
City of Blaine
Refunding Revenue Bonds
Crest View Senior Community Project
Series 2015
07/01/2045	6.125%	3,500,000	3,551,975
07/01/2050	6.125%	1,500,000	1,518,465

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia High Yield Municipal Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Brooklyn Center
Revenue Bonds
Sanctuary Brooklyn Center Project
Series 2016
11/01/2035	5.500%	2,000,000	2,038,780
City of Crookston
Revenue Bonds
Riverview Health Project
Series 2019
05/01/2044	5.000%	500,000	534,265
05/01/2051	5.000%	1,500,000	1,597,815
Housing & Redevelopment Authority of The City of St. Paul
Revenue Bonds
Legends Berry Senior Apartments Project
Series 2018
09/01/2021	3.750%	3,100,000	3,109,982
Minneapolis/St. Paul Housing Finance Board(c)
Revenue Bonds
Mortgage-Backed Securities Program-Cityliving
Series 2006A-2 (GNMA / FNMA) AMT
12/01/2038	5.000%	1,391	1,392
St. Cloud Housing & Redevelopment Authority
Revenue Bonds
Sanctuary St. Cloud Project
Series 2016A
08/01/2036	5.250%	2,250,000	2,019,397
Total			14,372,071
Mississippi 0.3%
County of Lowndes
Refunding Revenue Bonds
Weyerhaeuser Co. Project
Series 1992A
04/01/2022	6.800%	1,995,000	2,216,026
Series 1992B
04/01/2022	6.700%	230,000	254,858
Total			2,470,884
Missouri 2.5%
City of Manchester
Refunding Tax Allocation Bonds
Highway 141/Manchester Road Project
Series 2010
11/01/2039	6.875%	5,000,000	5,019,500
Grundy County Industrial Development Authority
Revenue Bonds
Wright Memorial Hospital
Series 2009
09/01/2034	6.750%	2,250,000	2,267,865
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Kirkwood Industrial Development Authority
Prerefunded 05/15/20 Revenue Bonds
Aberdeen Heights
Series 2010A
05/15/2045	8.250%	4,500,000	4,779,270
Refunding Revenue Bonds
Aberdeen Heights Project
Series 2017
05/15/2050	5.250%	4,500,000	4,892,400
St. Louis County Industrial Development Authority
Refunding Revenue Bonds
St. Andrews Residence for Seniors
Series 2015
12/01/2045	5.125%	3,000,000	3,187,740
Total			20,146,775
Montana 0.3%
City of Kalispell
Refunding Revenue Bonds
Immanuel Lutheran Corp. Project
Series 2017
05/15/2047	5.250%	2,200,000	2,339,370
Nebraska 0.7%
Central Plains Energy Project
Revenue Bonds
Project #3
Series 2012
09/01/2042	5.000%	5,000,000	5,422,500
Nevada 1.6%
City of Carson City
Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2017
09/01/2047	5.000%	455,000	509,709
City of Reno(b),(e)
Refunding Revenue Bonds
Retrac-Reno Transportation Rail Access Corridor Project
Series 2018
07/01/2058	0.000%	20,000,000	2,601,200
City of Sparks(b)
Tax Anticipation Revenue Bonds
Sales
Series 2008A
06/15/2028	6.750%	5,000,000	5,004,700
State of Nevada Department of Business & Industry(b)
Revenue Bonds
Somerset Academy
Series 2015A
12/15/2045	5.125%	2,515,000	2,665,800

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
May 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018A
12/15/2048	5.000%	1,500,000	1,576,635
Total			12,358,044
New Hampshire 0.3%
New Hampshire Health and Education Facilities Authority Act
Revenue Bonds
Hillside Village
Series 2017A
07/01/2052	6.125%	2,500,000	2,682,950
New Jersey 4.3%
City of Atlantic City
Unlimited General Obligation Refunding Bonds
Tax Appeal
Series 2013
12/01/2021	5.000%	2,500,000	2,591,950
12/01/2024	5.000%	2,095,000	2,227,383
12/01/2025	5.000%	450,000	478,089
12/01/2028	5.000%	270,000	285,112
Middlesex County Improvement Authority(d)
Revenue Bonds
Heldrich Center Hotel
Series 2005C
01/01/2037	0.000%	1,250,000	13
Subordinated Revenue Bonds
Heldrich Center Hotel
Series 2005B
01/01/2025	0.000%	2,750,000	28,875
01/01/2037	0.000%	6,450,000	67,725
New Jersey Building Authority
Prerefunded 06/15/26 Revenue Bonds
Series 2016A
06/15/2030	4.000%	400,000	463,304
New Jersey Economic Development Authority
Revenue Bonds
Provident Group-Kean Properties
Series 2017
07/01/2047	5.000%	500,000	544,650
Provident Group-Rowan Properties LLC
Series 2015
01/01/2048	5.000%	960,000	1,025,318
School Facilities Construction
Series 2014UU
06/15/2040	5.000%	1,500,000	1,623,555
Series 2015WW
06/15/2040	5.250%	375,000	416,126
New Jersey Economic Development Authority(c)
Revenue Bonds
UMM Energy Partners LLC
Series 2012A AMT
06/15/2043	5.125%	2,000,000	2,125,200
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Higher Education Student Assistance Authority(c)
Subordinated Revenue Bonds
Series 2013-1B AMT
12/01/2043	4.750%	5,000,000	5,317,800
New Jersey Transportation Trust Fund Authority
Refunding Revenue Bonds
Federal Highway Reimbursement
Series 2018
06/15/2029	5.000%	3,000,000	3,484,920
Transportation System
Series 2018A
12/15/2036	5.000%	2,500,000	2,884,525
Revenue Bonds
Transportation Program
Series 2015AA
06/15/2045	5.000%	1,750,000	1,916,565
Series 2019
06/15/2046	5.000%	5,000,000	5,680,850
South Jersey Port Corp.(c)
Revenue Bonds
Marine Terminal
Subordinated Series 2017B AMT
01/01/2048	5.000%	600,000	672,030
Tobacco Settlement Financing Corp.
Refunding Revenue Bonds
Series 2018A
06/01/2046	5.000%	835,000	933,639
Subordinated Series 2018B
06/01/2046	5.000%	1,025,000	1,094,587
Total			33,862,216
New Mexico 0.7%
New Mexico Mortgage Finance Authority
Revenue Bonds
Single Family Mortgage Program Class I Bonds
Series 2019C (GNMA)
07/01/2049	3.700%	5,630,000	5,778,463
New York 2.0%
Build NYC Resource Corp.
Revenue Bonds
International Leadership Charter School
Series 2013
07/01/2043	6.000%	4,330,000	4,272,931
Build NYC Resource Corp.(b)
Revenue Bonds
International Leadership Charter School
Series 2016
07/01/2046	6.250%	765,000	765,818
Taxable International Leadership
Series 2016
07/01/2021	5.000%	165,000	164,228

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia High Yield Municipal Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Glen Cove Local Economic Assistance Corp.(g)
Revenue Bonds
Garvies Point
Series 2016 CABS
01/01/2055	0.000%	2,500,000	2,280,350
Jefferson County Industrial Development Agency(b),(c)
Revenue Bonds
Green Bonds
Series 2014 AMT
01/01/2024	5.250%	1,620,000	1,606,959
Nassau County Tobacco Settlement Corp.(e)
Asset-Backed Revenue Bonds
Capital Appreciation
Third Series 2006D
06/01/2060	0.000%	25,000,000	735,500
New York Transportation Development Corp.(c)
Revenue Bonds
Delta Air Lines, Inc. - LaGuardia Airport
Series 2018 AMT
01/01/2036	4.000%	1,000,000	1,065,870
LaGuardia Airport Terminal B Redevelopment Project
Series 2016 AMT
07/01/2046	4.000%	5,000,000	5,164,150
Port Authority of New York & New Jersey(c)
Revenue Bonds
5th Installment-Special Project
Series 1996-4 AMT
10/01/2019	6.750%	20,000	20,424
Total			16,076,230
North Carolina 0.9%
Durham Housing Authority(c)
Prerefunded 01/31/23 Revenue Bonds
Magnolia Pointe Apartments
Series 2005 AMT
02/01/2038	5.650%	2,965,487	3,373,924
North Carolina Medical Care Commission
Refunding Revenue Bonds
United Methodist Retirement Community
Series 2017
10/01/2047	5.000%	2,250,000	2,455,605
United Methodist Retirement Homes
Series 2016
10/01/2035	5.000%	1,000,000	1,125,850
Total			6,955,379
North Dakota 0.3%
City of Fargo
Revenue Bonds
Sanford Obligation Group
Series 2011
11/01/2031	6.250%	2,500,000	2,780,200
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Ohio 2.6%
Buckeye Tobacco Settlement Financing Authority
Asset-Backed Senior Turbo Revenue Bonds
Series 2007A-2
06/01/2047	5.875%	12,795,000	12,298,298
Lake County Port & Economic Development Authority(b)
Revenue Bonds
1st Mortgage - Tapestry Wickliffe LLC
Series 2017
12/01/2052	6.750%	3,000,000	3,081,780
Ohio Air Quality Development Authority(b),(c)
Revenue Bonds
Pratt Paper LLC Project
Series 2017 AMT
01/15/2048	4.500%	500,000	530,395
State of Ohio(c)
Revenue Bonds
Portsmouth Bypass Project
Series 2015 AMT
12/31/2039	5.000%	4,100,000	4,478,307
Total			20,388,780
Oregon 1.1%
Clackamas County Hospital Facility Authority
Revenue Bonds
Mary’s Woods at Marylhurst, Inc.
Series 2018
05/15/2052	5.000%	1,000,000	1,072,100
Hospital Facilities Authority of Multnomah County
Refunding Revenue Bonds
Mirabella at South Waterfront
Series 2014A
10/01/2049	5.500%	3,115,000	3,386,722
State of Oregon Housing & Community Services Department
Revenue Bonds
Single-Family Mortgage Program
Series 2018C
07/01/2043	3.950%	1,500,000	1,586,955
Warm Springs Reservation Confederated Tribe(h)
Revenue Bonds
Pelton Round Butte Tribal
Series 2009B
11/01/2033	6.375%	2,410,000	2,443,041
Total			8,488,818
Pennsylvania 4.9%
Commonwealth Financing Authority
Revenue Bonds
Tobacco Master Settlement Payment
Series 2018 (AGM)
06/01/2039	4.000%	1,365,000	1,486,321

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2019	17

Portfolio of Investments  (continued)
May 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Commonwealth of Pennsylvania
Refunding Certificate of Participation
Series 2018A
07/01/2046	4.000%	2,500,000	2,712,700
Dauphin County Industrial Development Authority(c)
Revenue Bonds
Dauphin Consolidated Water Supply
Series 1992A AMT
06/01/2024	6.900%	3,200,000	3,836,928
Franklin County Industrial Development Authority
Refunding Revenue Bonds
Menno-Haven, Inc. Project
Series 2018
12/01/2053	5.000%	1,900,000	2,064,350
Montgomery County Industrial Development Authority
Refunding Revenue Bonds
Meadowood Senior Living Project
Series 2018
12/01/2048	5.000%	1,000,000	1,091,320
Pennsylvania Economic Development Financing Authority(b)
Refunding Revenue Bonds
Tapestry Moon Senior Housing Project
Series 2018
12/01/2053	6.750%	3,000,000	3,031,350
Pennsylvania Economic Development Financing Authority(c)
Revenue Bonds
PA Bridges Finco LP
Series 2015 AMT
12/31/2038	5.000%	1,650,000	1,866,959
06/30/2042	5.000%	3,700,000	4,132,641
Pennsylvania Economic Development Financing Authority
Revenue Bonds
Philadelphia Biosolids Facility
Series 2009
01/01/2032	6.250%	3,375,000	3,443,681
Pennsylvania Higher Educational Facilities Authority
Prerefunded 10/01/21 Revenue Bonds
Shippensburg University
Series 2011
10/01/2043	6.250%	2,000,000	2,216,220
Pennsylvania Housing Finance Agency
Revenue Bonds
Series 2018-127B
04/01/2042	3.950%	1,485,000	1,557,423
Pennsylvania Turnpike Commission
Subordinated Refunding Revenue Bonds
Series 2015A-1
12/01/2028	5.000%	3,300,000	3,865,488
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Philadelphia Authority for Industrial Development
Refunding Revenue Bonds
Wesley Enhanced Living
Series 2017
07/01/2049	5.000%	2,250,000	2,389,523
Revenue Bonds
1st Philadelphia Preparatory Charter School
Series 2014
06/15/2033	7.000%	1,870,000	2,143,469
Scranton School District
Limited General Obligation Refunding Bonds
Series 2017D (NPFGC)
06/01/2037	4.250%	1,750,000	1,897,770
Series 2017E (BAM)
12/01/2037	4.000%	1,000,000	1,094,800
Total			38,830,943
Rhode Island 0.6%
Rhode Island Student Loan Authority(c)
Refunding Revenue Bonds
Series 2018A AMT
12/01/2034	3.500%	2,135,000	2,219,162
Revenue Bonds
Series 2016A AMT
12/01/2027	3.125%	2,675,000	2,746,449
Total			4,965,611
South Carolina 0.8%
South Carolina Jobs-Economic Development Authority
Revenue Bonds
Lutheran Homes of South Carolina, Inc. Obligation Group
Series 2013
05/01/2043	5.000%	750,000	774,938
05/01/2048	5.125%	1,500,000	1,553,850
York Preparatory Academy Project
Series 2014A
11/01/2045	7.250%	4,000,000	4,409,720
Total			6,738,508
Tennessee 0.9%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board
Refunding Revenue Bonds
Lipscomb University Project
Series 2019
10/01/2058	5.250%	835,000	981,025

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia High Yield Municipal Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tennessee Housing Development Agency
Revenue Bonds
Issue 3
Series 2018
07/01/2043	3.850%	5,965,000	6,255,436
Total			7,236,461
Texas 7.6%
Capital Area Cultural Education Facilities Finance Corp.
Revenue Bonds
Roman Catholic Diocese
Series 2005B
04/01/2045	6.125%	5,000,000	5,163,700
Central Texas Regional Mobility Authority
Prerefunded 01/01/21 Subordinated Revenue Bonds
Lien
Series 2011
01/01/2041	6.750%	5,000,000	5,402,900
Central Texas Turnpike System
Refunding Revenue Bonds
Series 2015B
08/15/2037	5.000%	3,000,000	3,383,460
City of Houston Airport System(c)
Refunding Revenue Bonds
Special Facilities - United Airlines
Series 2011A AMT
07/15/2038	6.625%	4,000,000	4,306,400
Clifton Higher Education Finance Corp.
Revenue Bonds
International Leadership of Texas
Series 2015
08/15/2045	5.750%	3,500,000	3,743,810
Deaf Smith County Hospital District
Prerefunded 03/01/20 Limited General Obligation Bonds
Series 2010A
03/01/2040	6.500%	4,000,000	4,147,160
New Hope Cultural Education Facilities Finance Corp.
Revenue Bonds
Bridgemoor Plano Project
12/01/2053	7.250%	4,000,000	4,175,480
Cardinal Bay, Inc. - Village on the Park
Series 2016
07/01/2046	5.000%	3,130,000	3,429,729
Legacy Midtown Park Project
Series 2018A
07/01/2054	5.500%	2,500,000	2,605,700
NCCD-College Station Properties LLC
Series 2015
07/01/2035	5.000%	1,000,000	927,740
Series 2015A
07/01/2047	5.000%	1,000,000	936,290
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Hope Cultural Education Facilities Finance Corp.(b)
Revenue Bonds
Jubilee Academic Center Project
Series 2017
08/15/2047	5.125%	3,585,000	3,651,430
Pharr Higher Education Finance Authority
Prerefunded 08/15/19 Revenue Bonds
IDEA Public Schools
Series 2009
08/15/2039	6.500%	530,000	535,157
Pottsboro Higher Education Finance Corp.
Revenue Bonds
Series 2016A
08/15/2046	5.000%	1,000,000	1,021,130
Red River Health Facilities Development Corp.
Revenue Bonds
MRC Crossings Project
Series 2014A
11/15/2049	8.000%	2,000,000	2,365,480
Sanger Industrial Development Corp.(b),(c),(d)
Revenue Bonds
Texas Pellets Project
Series 2012B AMT
07/01/2038	0.000%	4,950,000	1,584,000
Tarrant County Cultural Education Facilities Finance Corp.
Revenue Bonds
Buckner Senior Living Ventana Project
Series 2017
11/15/2052	6.750%	3,500,000	3,996,055
CC Young Memorial Home
Series 2009A
02/15/2038	8.000%	4,000,000	4,108,560
Texas Private Activity Bond Surface Transportation Corp.(c)
Revenue Bonds
Senior Lien - Blueridge Transportation
Series 2016 AMT
12/31/2055	5.000%	3,515,000	3,862,176
Texas Transportation Commission
Revenue Bonds
State Highway 249 System Toll
Series 2019
08/01/2057	5.000%	500,000	575,995
Total			59,922,352
Utah 0.3%
Salt Lake City Corp. Airport(c)
Revenue Bonds
Series 2017A AMT
07/01/2037	5.000%	2,000,000	2,351,300

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2019	19

Portfolio of Investments  (continued)
May 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Virginia 3.0%
Alexandria Industrial Development Authority
Refunding Revenue Bonds
Goodwin House, Inc.
Series 2015
10/01/2050	5.000%	2,275,000	2,497,768
City of Chesapeake Expressway Toll Road(e)
Refunding Revenue Bonds
Transportation System
Series 2012
07/15/2040	0.000%	7,530,000	7,173,379
Hanover County Economic Development Authority
Refunding Revenue Bonds
Covenant Woods
Series 2018
07/01/2051	5.000%	1,200,000	1,290,384
Mosaic District Community Development Authority
Special Assessment Bonds
Series 2011A
03/01/2036	6.875%	2,500,000	2,655,150
Tobacco Settlement Financing Corp.
Revenue Bonds
Senior Series 2007-B1
06/01/2047	5.000%	5,000,000	4,927,150
Virginia Small Business Financing Authority(c)
Revenue Bonds
Transform 66 P3 Project
Series 2017 AMT
12/31/2052	5.000%	5,000,000	5,567,950
Total			24,111,781
Washington 3.4%
Greater Wenatchee Regional Events Center Public Facilities District
Revenue Bonds
Series 2012A
09/01/2042	5.500%	2,150,000	2,206,201
King County Housing Authority
Refunding Revenue Bonds
Series 2018
05/01/2038	3.750%	3,295,000	3,445,977
King County Public Hospital District No. 4
Revenue Bonds
Series 2015A
12/01/2035	6.000%	1,250,000	1,309,050
12/01/2045	6.250%	2,500,000	2,617,200
Port of Seattle Industrial Development Corp.(c)
Refunding Revenue Bonds
Special Facilities Delta Air Lines, Inc.
Series 2012 AMT
04/01/2030	5.000%	2,500,000	2,721,675
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tacoma Consolidated Local Improvement Districts
Special Assessment Bonds
No. 65
Series 2013
04/01/2043	5.750%	1,385,000	1,392,673
Washington State Housing Finance Commission(b)
Refunding Revenue Bonds
Bayview Manor Homes
Series 2016A
07/01/2051	5.000%	2,150,000	2,263,670
Nonprofit Housing-Mirabella
Series 2012
10/01/2047	6.750%	5,000,000	5,380,200
Washington State Housing Finance Commission
Revenue Bonds
Heron’s Key
Series 2015A
07/01/2050	7.000%	4,850,000	5,352,557
Total			26,689,203
Wisconsin 1.9%
Public Finance Authority(c)
Refunding Revenue Bonds
Celanese Project
Series 2016C AMT
11/01/2030	4.300%	2,000,000	2,103,660
Waste Management, Inc. Project
Series 2016 AMT
05/01/2027	2.875%	630,000	645,945
Public Finance Authority(b)
Refunding Revenue Bonds
Mary’s Woods At Marylhurst
Series 2017
05/15/2052	5.250%	2,300,000	2,468,107
Public Finance Authority
Refunding Revenue Bonds
WakeMed Hospital
Series 2019A
10/01/2049	4.000%	4,310,000	4,612,562
Revenue Bonds
FFAH North Carolina and Missouri Portfolio
Series 2015A
12/01/2050	5.150%	3,220,000	3,264,114
Wisconsin Health & Educational Facilities Authority
Revenue Bonds
Covenant Communities, Inc. Project
Series 2018B
07/01/2053	5.000%	900,000	953,820

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia High Yield Municipal Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
St. John’s Communities, Inc. Project
Series 2018A
09/15/2050	5.000%	750,000	782,190
Total			14,830,398
Total Municipal Bonds (Cost $739,833,068)			776,859,038

Money Market Funds 0.7%
	Shares	Value ($)
Dreyfus AMT-Free Tax Exempt Cash Management Fund, Institutional Shares, 1.274%(i)	3,386,281	3,386,281
JPMorgan Institutional Tax Free Money Market Fund, Institutional Class, 1.443%(i)	1,634,017	1,634,017
Total Money Market Funds (Cost $5,020,298)		5,020,298
Total Investments in Securities (Cost $745,062,399)		782,067,465
Other Assets & Liabilities, Net		8,771,667
Net Assets		$790,839,132
Notes to Portfolio of Investments
(a)	Valuation based on significant unobservable inputs.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At May 31, 2019, the total value of these securities amounted to $92,228,791, which represents 11.66% of total net assets.
(c)	Income from this security may be subject to alternative minimum tax.
(d)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At May 31, 2019, the total value of these securities amounted to $3,958,376, which represents 0.50% of total net assets.
(e)	Zero coupon bond.
(f)	Represents a security purchased on a when-issued basis.
(g)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of May 31, 2019.
(h)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At May 31, 2019, the total value of these securities amounted to $2,443,041, which represents 0.31% of total net assets.
(i)	The rate shown is the seven-day current annualized yield at May 31, 2019.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
AMT	Alternative Minimum Tax
BAM	Build America Mutual Assurance Co.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2019	21

Portfolio of Investments  (continued)
May 31, 2019
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	—	188,129	188,129
Municipal Bonds	—	776,859,038	—	776,859,038
Money Market Funds	5,020,298	—	—	5,020,298
Total Investments in Securities	5,020,298	776,859,038	188,129	782,067,465
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain corporate bonds classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia High Yield Municipal Fund | Annual Report 2019

Statement of Assets and Liabilities
May 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $745,062,399)	$782,067,465
Cash	2,624
Receivable for:
Investments sold	497,159
Capital shares sold	2,314,571
Interest	12,579,054
Expense reimbursement due from Investment Manager	448
Prepaid expenses	450
Trustees’ deferred compensation plan	126,637
Total assets	797,588,408
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	2,873,231
Capital shares purchased	823,037
Distributions to shareholders	2,799,198
Management services fees	11,627
Distribution and/or service fees	2,132
Transfer agent fees	61,246
Compensation of board members	765
Compensation of chief compliance officer	51
Other expenses	51,352
Trustees’ deferred compensation plan	126,637
Total liabilities	6,749,276
Net assets applicable to outstanding capital stock	$790,839,132
Represented by
Paid in capital	765,010,832
Total distributable earnings (loss) (Note 2)	25,828,300
Total - representing net assets applicable to outstanding capital stock	$790,839,132
Class A
Net assets	$172,655,463
Shares outstanding	16,068,540
Net asset value per share	$10.74
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$11.07
Advisor Class
Net assets	$5,317,825
Shares outstanding	494,373
Net asset value per share	$10.76
Class C
Net assets	$51,214,391
Shares outstanding	4,766,612
Net asset value per share	$10.74
Institutional Class
Net assets	$548,849,908
Shares outstanding	51,072,128
Net asset value per share	$10.75
Institutional 2 Class
Net assets	$10,868,093
Shares outstanding	1,011,968
Net asset value per share	$10.74
Institutional 3 Class
Net assets	$1,933,452
Shares outstanding	179,502
Net asset value per share	$10.77
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2019	23

Statement of Operations
Year Ended May 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$18,730
Interest	37,970,631
Total income	37,989,361
Expenses:
Management services fees	4,087,884
Distribution and/or service fees
Class A	302,092
Class C	451,096
Transfer agent fees
Class A	157,774
Advisor Class	4,532
Class C	49,655
Institutional Class	571,044
Institutional 2 Class	5,327
Institutional 3 Class	209
Compensation of board members	23,526
Custodian fees	7,667
Printing and postage fees	31,490
Registration fees	115,961
Audit fees	37,150
Legal fees	17,497
Compensation of chief compliance officer	301
Other	28,118
Total expenses	5,891,323
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(198,043)
Fees waived by distributor
Class C	(47,484)
Expense reduction	(420)
Total net expenses	5,645,376
Net investment income	32,343,985
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(1,898,043)
Net realized loss	(1,898,043)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	18,304,119
Net change in unrealized appreciation (depreciation)	18,304,119
Net realized and unrealized gain	16,406,076
Net increase in net assets resulting from operations	$48,750,061
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia High Yield Municipal Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended May 31, 2019	Year Ended May 31, 2018
Operations
Net investment income	$32,343,985	$32,152,170
Net realized loss	(1,898,043)	(6,838,081)
Net change in unrealized appreciation (depreciation)	18,304,119	3,446,480
Net increase in net assets resulting from operations	48,750,061	28,760,569
Distributions to shareholders
Net investment income and net realized gains
Class A	(6,843,361)
Advisor Class	(205,699)
Class C	(1,845,717)
Institutional Class	(25,914,897)
Institutional 2 Class	(439,319)
Institutional 3 Class	(76,896)
Net investment income
Class A		(5,814,348)
Advisor Class		(163,776)
Class B		(188)
Class C		(1,880,925)
Institutional Class		(26,465,653)
Institutional 2 Class		(265,246)
Institutional 3 Class		(38,928)
Total distributions to shareholders (Note 2)	(35,325,889)	(34,629,064)
Increase (decrease) in net assets from capital stock activity	18,064,373	(30,779,418)
Total increase (decrease) in net assets	31,488,545	(36,647,913)
Net assets at beginning of year	759,350,587	795,998,500
Net assets at end of year	$790,839,132	$759,350,587
Undistributed net investment income	$2,635,473	$4,911,592
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2019	25

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2019		May 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	7,249,670	75,986,450	3,437,330	36,404,520
Distributions reinvested	593,520	6,218,270	498,090	5,267,391
Redemptions	(4,354,244)	(45,497,374)	(3,663,136)	(38,743,361)
Net increase	3,488,946	36,707,346	272,284	2,928,550
Advisor Class
Subscriptions	247,707	2,602,285	318,386	3,365,423
Distributions reinvested	19,485	204,463	15,357	162,550
Redemptions	(222,415)	(2,323,405)	(236,518)	(2,507,657)
Net increase	44,777	483,343	97,225	1,020,316
Class B
Distributions reinvested	—	—	8	83
Redemptions	—	—	(4,109)	(43,876)
Net decrease	—	—	(4,101)	(43,793)
Class C
Subscriptions	1,227,929	12,842,907	800,087	8,473,818
Distributions reinvested	162,803	1,705,538	165,309	1,748,215
Redemptions	(1,314,980)	(13,749,183)	(1,142,156)	(12,102,307)
Net increase (decrease)	75,752	799,262	(176,760)	(1,880,274)
Institutional Class
Subscriptions	12,103,114	126,466,716	8,935,977	94,656,299
Distributions reinvested	1,057,898	11,086,422	931,235	9,848,777
Redemptions	(15,406,410)	(160,734,738)	(13,323,863)	(141,178,075)
Net decrease	(2,245,398)	(23,181,600)	(3,456,651)	(36,672,999)
Institutional 2 Class
Subscriptions	569,528	5,946,759	409,740	4,328,687
Distributions reinvested	41,840	438,556	25,060	264,748
Redemptions	(335,438)	(3,499,108)	(213,167)	(2,255,220)
Net increase	275,930	2,886,207	221,633	2,338,215
Institutional 3 Class
Subscriptions	109,467	1,150,525	158,527	1,685,515
Distributions reinvested	7,272	76,387	3,637	38,455
Redemptions	(82,100)	(857,097)	(18,255)	(193,403)
Net increase	34,639	369,815	143,909	1,530,567
Total net increase (decrease)	1,674,646	18,064,373	(2,902,461)	(30,779,418)
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia High Yield Municipal Fund | Annual Report 2019

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Columbia High Yield Municipal Fund | Annual Report 2019	27

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 5/31/2019	$10.56	0.43	0.23	0.66	(0.48)	(0.48)
Year Ended 5/31/2018	$10.64	0.43	(0.05)	0.38	(0.46)	(0.46)
Year Ended 5/31/2017	$10.90	0.45	(0.26)	0.19	(0.45)	(0.45)
Year Ended 5/31/2016	$10.71	0.47	0.19	0.66	(0.47)	(0.47)
Year Ended 5/31/2015	$10.56	0.47	0.15	0.62	(0.47)	(0.47)
Advisor Class
Year Ended 5/31/2019	$10.57	0.46	0.23	0.69	(0.50)	(0.50)
Year Ended 5/31/2018	$10.65	0.45	(0.05)	0.40	(0.48)	(0.48)
Year Ended 5/31/2017	$10.92	0.47	(0.27)	0.20	(0.47)	(0.47)
Year Ended 5/31/2016	$10.72	0.49	0.20	0.69	(0.49)	(0.49)
Year Ended 5/31/2015	$10.57	0.49	0.15	0.64	(0.49)	(0.49)
Class C
Year Ended 5/31/2019	$10.56	0.37	0.22	0.59	(0.41)	(0.41)
Year Ended 5/31/2018	$10.64	0.36	(0.05)	0.31	(0.39)	(0.39)
Year Ended 5/31/2017	$10.90	0.38	(0.26)	0.12	(0.38)	(0.38)
Year Ended 5/31/2016	$10.71	0.40	0.19	0.59	(0.40)	(0.40)
Year Ended 5/31/2015	$10.56	0.40	0.15	0.55	(0.40)	(0.40)
Institutional Class
Year Ended 5/31/2019	$10.56	0.46	0.23	0.69	(0.50)	(0.50)
Year Ended 5/31/2018	$10.64	0.45	(0.05)	0.40	(0.48)	(0.48)
Year Ended 5/31/2017	$10.90	0.47	(0.26)	0.21	(0.47)	(0.47)
Year Ended 5/31/2016	$10.71	0.49	0.19	0.68	(0.49)	(0.49)
Year Ended 5/31/2015	$10.56	0.49	0.15	0.64	(0.49)	(0.49)
Institutional 2 Class
Year Ended 5/31/2019	$10.55	0.46	0.23	0.69	(0.50)	(0.50)
Year Ended 5/31/2018	$10.63	0.45	(0.04)	0.41	(0.49)	(0.49)
Year Ended 5/31/2017	$10.90	0.48	(0.27)	0.21	(0.48)	(0.48)
Year Ended 5/31/2016	$10.70	0.50	0.20	0.70	(0.50)	(0.50)
Year Ended 5/31/2015	$10.55	0.50	0.15	0.65	(0.50)	(0.50)
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia High Yield Municipal Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2019	$10.74	6.42%	0.88%	0.85% (c)	4.16%	35%	$172,655
Year Ended 5/31/2018	$10.56	3.68%	0.88%	0.85% (c)	4.04%	16%	$132,807
Year Ended 5/31/2017	$10.64	1.81%	0.90% (d)	0.84% (c),(d)	4.21%	21%	$130,917
Year Ended 5/31/2016	$10.90	6.27%	0.95%	0.86% (c)	4.33%	10%	$190,262
Year Ended 5/31/2015	$10.71	5.97%	0.95%	0.86% (c)	4.44%	7%	$150,483
Advisor Class
Year Ended 5/31/2019	$10.76	6.73%	0.68%	0.65% (c)	4.35%	35%	$5,318
Year Ended 5/31/2018	$10.57	3.89%	0.68%	0.65% (c)	4.24%	16%	$4,752
Year Ended 5/31/2017	$10.65	1.92%	0.71% (d)	0.64% (c),(d)	4.41%	21%	$3,753
Year Ended 5/31/2016	$10.92	6.58%	0.75%	0.66% (c)	4.52%	10%	$4,607
Year Ended 5/31/2015	$10.72	6.18%	0.76%	0.66% (c)	4.65%	7%	$4,218
Class C
Year Ended 5/31/2019	$10.74	5.73%	1.63%	1.50% (c)	3.50%	35%	$51,214
Year Ended 5/31/2018	$10.56	3.01%	1.63%	1.50% (c)	3.39%	16%	$49,519
Year Ended 5/31/2017	$10.64	1.15%	1.65% (d)	1.48% (c),(d)	3.58%	21%	$51,775
Year Ended 5/31/2016	$10.90	5.58%	1.70%	1.51% (c)	3.67%	10%	$60,144
Year Ended 5/31/2015	$10.71	5.31%	1.70%	1.49% (c)	3.79%	7%	$32,575
Institutional Class
Year Ended 5/31/2019	$10.75	6.73%	0.68%	0.65% (c)	4.35%	35%	$548,850
Year Ended 5/31/2018	$10.56	3.88%	0.68%	0.65% (c)	4.24%	16%	$562,972
Year Ended 5/31/2017	$10.64	2.01%	0.70% (d)	0.64% (c),(d)	4.43%	21%	$604,031
Year Ended 5/31/2016	$10.90	6.48%	0.75%	0.66% (c)	4.55%	10%	$672,655
Year Ended 5/31/2015	$10.71	6.19%	0.75%	0.66% (c)	4.64%	7%	$665,442
Institutional 2 Class
Year Ended 5/31/2019	$10.74	6.78%	0.63%	0.60%	4.40%	35%	$10,868
Year Ended 5/31/2018	$10.55	3.92%	0.63%	0.59%	4.30%	16%	$7,767
Year Ended 5/31/2017	$10.63	2.00%	0.61% (d)	0.56% (d)	4.48%	21%	$5,469
Year Ended 5/31/2016	$10.90	6.67%	0.62%	0.57%	4.62%	10%	$7,922
Year Ended 5/31/2015	$10.70	6.27%	0.61%	0.58%	4.67%	7%	$3,893
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2019	29

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2019	$10.58	0.47	0.23	0.70	(0.51)	(0.51)
Year Ended 5/31/2018	$10.66	0.46	(0.04)	0.42	(0.50)	(0.50)
Year Ended 5/31/2017(e)	$10.48	0.12	0.18 (f)	0.30	(0.12)	(0.12)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class
05/31/2017	0.02%	0.02%	0.03%	0.02%	0.02%

(e)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(g)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia High Yield Municipal Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2019	$10.77	6.83%	0.59%	0.56%	4.45%	35%	$1,933
Year Ended 5/31/2018	$10.58	3.99%	0.59%	0.55%	4.41%	16%	$1,533
Year Ended 5/31/2017(e)	$10.66	2.86%	0.61% (g)	0.53% (g)	4.62% (g)	21%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2019	31

Notes to Financial Statements
May 31, 2019
Note 1. Organization
Columbia High Yield Municipal Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
32	Columbia High Yield Municipal Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia High Yield Municipal Fund | Annual Report 2019	33

Notes to Financial Statements  (continued)
May 31, 2019
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.54% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2019 was 0.54% of the Fund’s average daily net assets.
34	Columbia High Yield Municipal Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2019, these minimum account balance fees reduced total expenses of the Fund by $420.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the
Columbia High Yield Municipal Fund | Annual Report 2019	35

Notes to Financial Statements  (continued)
May 31, 2019
Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.65% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2019, if any, are listed below:
Amount ($)
Class A	268,066
Class C	4,953
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2018 through September 30, 2019	Prior to October 1, 2018
Class A	0.86%	0.86%
Advisor Class	0.66	0.66
Class C	1.61	1.61
Institutional Class	0.66	0.66
Institutional 2 Class	0.61	0.60
Institutional 3 Class	0.56	0.56
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
36	Columbia High Yield Municipal Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, tax straddles, capital loss carryforwards, trustees’ deferred compensation, distributions, principal and/or interest from fixed income securities and investments in partnerships. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
705,785	3,540,719	(4,246,504)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2019				Year Ended May 31, 2018
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
378,912	34,946,977	—	35,325,889	246,457	34,382,607	—	34,629,064
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	13,401,712	—	(13,811,380)	29,163,803
At May 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
752,903,662	44,622,256	(15,458,453)	29,163,803
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended May 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
1,541,997	12,269,383	13,811,380	—	4,244,605
Columbia High Yield Municipal Fund | Annual Report 2019	37

Notes to Financial Statements  (continued)
May 31, 2019
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $280,201,880 and $262,792,775, respectively, for the year ended May 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended May 31, 2019.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have
38	Columbia High Yield Municipal Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Municipal securities risk
Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state’s (state and its instrumentalities’) financial, economic or other condition and prospects.
Shareholder concentration risk
At May 31, 2019, two unaffiliated shareholders of record owned 47.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 15.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Columbia High Yield Municipal Fund | Annual Report 2019	39

Notes to Financial Statements  (continued)
May 31, 2019
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
40	Columbia High Yield Municipal Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia High Yield Municipal Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia High Yield Municipal Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, the statement of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia High Yield Municipal Fund | Annual Report 2019	41

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Exempt- interest dividends
98.93%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
42	Columbia High Yield Municipal Fund | Annual Report 2019

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) from September 2007 to October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia High Yield Municipal Fund | Annual Report 2019	43

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College from August 2007 to June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	M Fund, Inc. (M Funds mutual fund family)
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
44	Columbia High Yield Municipal Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments from 2004 to 2010; Senior Partner, McKinsey & Company from 2001 to 2004	69	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	188	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia High Yield Municipal Fund | Annual Report 2019	45

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
46	Columbia High Yield Municipal Fund | Annual Report 2019

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia High Yield Municipal Fund | Annual Report 2019	47

Columbia High Yield Municipal Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN161_05_J01_(07/19)

Annual Report
May 31, 2019
Columbia Adaptive Risk Allocation Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Adaptive Risk Allocation Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Adaptive Risk Allocation Fund (the Fund) pursues consistent total returns by seeking to allocate risks across multiple asset classes.
Portfolio management
Joshua Kutin, CFA
Lead Portfolio Manager
Managed Fund since 2015
Alexander Wilkinson, CFA, CAIA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended May 31, 2019)
		Inception	1 Year	5 Years	Life
Class A	Excluding sales charges	06/19/12	2.33	3.99	4.48
	Including sales charges		-3.56	2.77	3.59
Advisor Class*		10/01/14	2.58	4.24	4.66
Class C	Excluding sales charges	06/19/12	1.56	3.24	3.69
	Including sales charges		0.59	3.24	3.69
Institutional Class		06/19/12	2.67	4.26	4.75
Institutional 2 Class		06/19/12	2.65	4.30	4.80
Institutional 3 Class*		10/01/14	2.67	4.33	4.72
Class R		06/19/12	2.07	3.74	4.22
Modified Blended Benchmark			0.75	3.63	6.01
New Blended Benchmark			3.32	5.82	7.82
FTSE Three-Month U.S. Treasury Bill Index			2.24	0.80	0.59
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Modified Blended Benchmark consists of 60% MSCI ACWI (Net) and 40% Bloomberg Barclays Global Aggregate Bond Index.
The New Blended Benchmark consists of 60% MSCI ACWI (Net) Hedged to DM Currencies and 40% Bloomberg Barclays Global Aggregate Bond Hedged Index.
The Bloomberg Barclays Global Aggregate Bond Index is a broad-based benchmark that measures the global investment-grade fixed-rate debt markets.
The Bloomberg Barclays Global Aggregate Bond Index Hedged is an unmanaged index that is comprised of several other Bloomberg Barclays indexes that measure fixed income performance of regions around the world while hedging the currency back to the US dollar.
The MSCI ACWI (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI ACWI All Cap Index (Net) captures large, mid, small and micro cap representation across 23 developed markets countries and large, mid and small cap representation across 23 emerging markets countries.
The MSCI ACWI (Net) Hedged DM Currencies Index represents a close estimation of the performance that can be achieved by hedging the currency exposures of all developed market exposures of its parent index, the MSCI ACWI, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD of developed market currencies by selling each foreign currency forward at the one-month Forward weight. The parent index is composed of large and mid cap stocks across 23 Developed Markets (DM) countries and 24 Emerging Markets (EM) countries.
The FTSE Three-Month U.S. Treasury Bill Index is an unmanaged index that represents the performance of three-month Treasury bills and reflects reinvestment of all distributions and changes in market prices.
Columbia Adaptive Risk Allocation Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI Index (Net) and MSCI ACWI Index (Net) Hedged to DM Currencies, which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Performance of a hypothetical $10,000 investment (June 19, 2012 — May 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Adaptive Risk Allocation Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2019)
Alternative Strategies Funds	8.6
Common Stocks	11.1
Foreign Government Obligations	10.8
Inflation-Indexed Bonds	19.1
Money Market Funds(a)	32.8
Residential Mortgage-Backed Securities - Agency	5.5
U.S. Treasury Obligations	12.1
Total	100.0

(a)	Includes investments in Money Market Funds (amounting to $984.9 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives which provide exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Market exposure by asset class categories (%)(a) (at May 31, 2019)
Equity Assets	46.4
Inflation-Hedging Assets	28.7
Spread Assets	36.2
Interest Rate Assets	40.4
(a) Percentages are based upon net assets. The percentages do not equal 100% due to the effects of leverage within the Fund’s portfolio. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. The Fund’s portfolio composition and its market exposure are subject to change. Inflation-Hedging Assets may include, but are not limited to, direct or indirect investments in commodity-related investments, including certain types of commodities-linked derivatives and notes, and U.S. and non-U.S. inflation-linked bonds. Interest Rate Assets generally include fixed-income securities issued by U.S. and non-U.S. governments. Spread Assets generally include any other fixed-income securities.

4	Columbia Adaptive Risk Allocation Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2019, the Fund’s Class A shares returned 2.33% excluding sales charges. While posting solid absolute gains, the Fund underperformed its New Blended Benchmark, which returned 3.32% for the same time period. The Fund outperformed its Modified Blended Benchmark, which returned 0.75% for the same period. To compare, the FTSE Three-Month U.S. Treasury Bill Index returned 2.24% during the reporting period. The Fund takes a risk-based approach to allocating assets across four primary segments of global capital markets.
During the 12-month period ended May 31, 2019, the MSCI ACWI (Net) Hedged to DM Currencies returned 0.74%, and the Bloomberg Barclays Global Aggregate Bond Hedged Index returned 6.50%. The MSCI ACWI (Net) and the Bloomberg Barclays Global Aggregate Bond Index returned -1.29% and 3.09%, respectively, during the same time period.
Market state policy implementation and tactical positioning drove results
The Fund uses a global risk allocation strategy and takes a flexible approach to allocating portfolio risk across multiple asset classes — equity securities, inflation-hedging assets, and fixed-income securities (generally consisting of fixed-income securities issued by governments, which are referred to as interest rate assets, and other fixed-income securities, which are referred to as spread assets). The Fund employs a market state classification process — based on multiple market-based indicators — to identify four distinct market environments and creates a policy or benchmark portfolio with a strategic risk allocation for each environment that is intended to generate attractive risk-adjusted returns in that environment. Allocations of risk to asset classes may differ significantly across market environments. While a global risk-balanced portfolio is what we expect the Fund to be in most often, other market states represent conditions when risk balancing may be less than ideal, and the portfolio can deviate from balance to improve risk-adjusted return potential for that environment. This could be to protect capital in a weakening market or to more fully participate when market conditions are considered favorable. Once a policy portfolio is established, the Fund then employs a tactical overlay process driven by the Columbia Global Asset Allocation Team’s Investment Strategy Outlook. During the 12-month period ended May 31, 2019, changes to the Fund’s risk allocation using this market state classification process detracted from performance relative to maintaining a static neutral state and compared to its New Blended Benchmark. However, the Fund outperformed the modified Blended Benchmark due to diversifying the portfolio with out-of-benchmark positions that outpaced the Modified Blended Benchmark during the period.
The Fund’s absolute returns were positive during the period, though our tactical positioning overall was a modest detractor from the Fund’s relative performance during the period. Of the broad global asset classes to which the Fund allocates, its exposure to global equities detracted most, as the asset class overall posted negative absolute returns. Conversely, exposure to global government fixed-income securities contributed most positively, as fixed-income markets responded favorably to a risk-off environment during the latter part of 2018. Additionally, the Fund’s allocations to spread assets, primarily investment-grade corporate bonds, high-yield bonds, mortgage-backed securities and emerging market debt, boosted relative results, mostly due to strong performance to start 2019. Exposure to inflation-hedging assets contributed positively to relative performance.
Global positioning reflected changing market conditions
The Fund uses an adaptive approach to re-allocate portfolio risk exposures as market conditions change in an effort to improve risk-adjusted returns. We believe no single portfolio is appropriate for all market environments and have identified four distinct market states: highly bullish, bullish, neutral and capital preservation. We expect the Fund to be in the neutral market state the majority of the time. The Fund made several deviations from the neutral market state during the period, moving into the bullish market state in June 2018, then shifting into the capital preservation market state in August and September 2018. The Fund subsequently maintained a neutral market state for several months before moving into the bullish market state when market-based indicators became more positive. From a risk allocation perspective, the Fund in the neutral state was approximately 50% of the portfolio’s risk allocation in equities, with the remaining 50% of the portfolio’s risk allocation divided amongst the other asset classes. In the months when the Fund was in a bullish market state, the Fund increased risk exposure to equities and decreased exposure to interest rates. In the months when the Fund was in a capital preservation state, the Fund decreased risk exposure to equities and increased exposure to interest rates. With these changes, the Fund’s portfolio turnover rate for the 12-month period was 203%.
Global equity markets posted modestly negative returns during the period, but these returns masked significantly heightened volatility. Strong economic data and robust corporate profit growth fueled healthy equity market returns through the first four months of the period, despite tighter U.S. Federal Reserve (Fed) policy, a strong U.S. dollar and expensive valuations. Starting
Columbia Adaptive Risk Allocation Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
in October 2018, global equity markets were weighed down by concerns around slowing global and U.S. economic growth as well as by persistent trade tariff skirmishes and political uncertainty. The Fed’s decision to raise interest rates at its December 2018 meeting, criticism of the Fed by the U.S. Administration and a partial U.S. federal government shutdown added to unease in the global equity markets — and heightened market volatility — toward the end of calendar year 2018. Global equity markets suffered their largest quarterly loss during the fourth quarter of 2018 since September 2008. The Fund’s market state classification system was positioned in the neutral market state during this sell-off, which helped mitigate the effects of the substantial equity market drawdown. Consistent with a neutral market state, positions were adjusted to seek a more even balance of risk across global equities and three other broad sources of risk-inflation hedging assets, fixed-income spread assets and interest rate-related fixed-income securities.
In a sharp reversal, global equities surged to their best quarterly return in the first quarter of 2019 since September 2009, supported by relatively strong fourth quarter 2018 corporate earnings, seemingly productive trade negotiations between the U.S. and China, and a dramatic shift in Fed policy, wherein the Fed left its interest rates unchanged and indicated rates would likely remain stable in 2019. Such factors more than offset signs the U.S. economy had decelerated. In April 2019, global equities rose for the fourth consecutive month, reacting positively to better economic data, accommodative central bank policies and rising expectations for a U.S./China trade deal. However, in May 2019, global equities declined significantly again, as risk assets across the various asset classes sold off, primarily on the lack of a trade deal with China and on the unexpected announcement by the U.S. Administration of potential tariffs on Mexico. The Fund’s market state classification system put the Fund in the bullish market state in April 2019, which increased the Fund’s exposure to risk assets. Such positioning benefited the Fund’s relative performance in April but detracted from relative results in May.
Derivative positions in the Fund
During the period, the Fund used futures (including bond, currency, equity, index and interest rate futures), currency forwards, options and swaps (including credit default, credit default swap index, interest rate and total return swaps). The Fund used derivatives for both hedging and non-hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset. The Fund also used derivatives to manage its overall risk exposure and to obtain leverage (market exposure in excess of the Fund’s assets) within certain asset classes and during certain market environments in seeking to maintain attractive expected risk-adjusted returns while adhering to the Fund’s risk allocation framework. The use of derivatives allows the Fund to pursue its risk allocation objectives. On a stand-alone basis, the use of derivatives had a positive impact on the Fund’s performance for the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. Asset allocation does not assure a profit or protect against loss. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Short positions (where the underlying asset is not owned) can create unlimited risk. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investment in or exposure to foreign currencies subjects the Fund to currency fluctuation and risk of loss. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Interest payments on inflation-protected securities may be more volatile than interest paid on ordinary bonds. In periods of deflation, these securities provide no income. As a non-diversified fund, fewer investments could have a greater effect on performance. Investments selected using quantitative methods may perform differently from the market as a whole and may not enable the Fund to achieve its objective. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to
6	Columbia Adaptive Risk Allocation Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Adaptive Risk Allocation Fund | Annual Report 2019	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2018 — May 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,039.60	1,019.95	5.09	5.04	1.00
Advisor Class	1,000.00	1,000.00	1,041.00	1,021.19	3.82	3.78	0.75
Class C	1,000.00	1,000.00	1,036.50	1,016.21	8.89	8.80	1.75
Institutional Class	1,000.00	1,000.00	1,042.00	1,021.19	3.82	3.78	0.75
Institutional 2 Class	1,000.00	1,000.00	1,041.70	1,021.14	3.87	3.83	0.76
Institutional 3 Class	1,000.00	1,000.00	1,041.90	1,021.39	3.61	3.58	0.71
Class R	1,000.00	1,000.00	1,038.20	1,018.70	6.35	6.29	1.25
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Columbia Adaptive Risk Allocation Fund | Annual Report 2019

Portfolio of Investments
May 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 8.9%
	Shares	Value ($)
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	59,902,339	257,580,055
Total Alternative Strategies Funds (Cost $288,185,363)		257,580,055

Common Stocks 11.5%
Issuer	Shares	Value ($)
Real Estate 11.5%
Equity Real Estate Investment Trusts (REITS) 11.5%
Alexandria Real Estate Equities, Inc.	112,342	16,447,992
American Homes 4 Rent, Class A	491,138	11,988,679
American Tower Corp.	22,827	4,765,593
AvalonBay Communities, Inc.	66,124	13,423,833
Camden Property Trust	32,862	3,396,616
Coresite Realty Corp.	62,190	7,258,817
Corporate Office Properties Trust	120,517	3,355,193
Crown Castle International Corp.	46,172	6,002,822
CubeSmart	254,700	8,588,484
Digital Realty Trust, Inc.	184,915	21,768,194
Duke Realty Corp.	364,160	10,957,574
Equinix, Inc.	24,933	12,112,202
Equity LifeStyle Properties, Inc.	156,672	19,060,716
Equity Residential	118,053	9,039,318
Essex Property Trust, Inc.	64,926	18,941,511
Extra Space Storage, Inc.	80,205	8,594,768
Farmland Partners, Inc.	103,311	639,495
First Industrial Realty Trust, Inc.	298,295	10,353,819
Four Corners Property Trust, Inc.	261,155	7,510,818
HCP, Inc.	260,963	8,275,137
Highwoods Properties, Inc.	226,511	9,934,772
Host Hotels & Resorts, Inc.	913,872	16,550,222
Invitation Homes, Inc.	479,098	12,279,282
Life Storage, Inc.	82,322	7,925,962
Mack-Cali Realty Corp.	311,434	7,075,780
Medical Properties Trust, Inc.	407,357	7,242,807
Outfront Media, Inc.	102,209	2,519,452
ProLogis, Inc.	176,835	13,027,434
Simon Property Group, Inc.	147,675	23,936,641
Common Stocks (continued)
Issuer	Shares	Value ($)
SITE Centers Corp.	316,037	4,035,793
STORE Capital Corp.	224,944	7,697,584
Sun Communities, Inc.	67,152	8,479,283
Ventas, Inc.	160,073	10,292,694
Total		333,479,287
Total Real Estate		333,479,287
Total Common Stocks (Cost $314,745,461)		333,479,287

Foreign Government Obligations(b),(c) 11.2%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Austria 0.4%
Republic of Austria Government Bond(d)
10/20/2026	0.750%	EUR	6,682,000	7,960,480
03/15/2037	4.150%	EUR	2,121,000	3,800,875
Total				11,761,355
Belgium 0.9%
Kingdom of Belgium Government Bond(d)
06/22/2024	2.600%	EUR	9,041,000	11,613,862
06/22/2027	0.800%	EUR	6,209,000	7,356,445
03/28/2041	4.250%	EUR	3,185,000	5,775,811
Total				24,746,118
France 1.7%
French Republic Government Bond OAT(d)
10/25/2027	2.750%	EUR	12,425,000	17,119,873
11/25/2028	0.750%	EUR	14,582,000	17,214,428
05/25/2045	3.250%	EUR	4,559,464	7,598,502
05/25/2048	2.000%	EUR	4,396,000	5,886,309
Total				47,819,112
Italy 1.4%
Italy Buoni Poliennali Del Tesoro(d)
09/01/2028	4.750%	EUR	16,544,000	22,052,894
09/01/2046	3.250%	EUR	8,799,000	9,770,411
03/01/2047	2.700%	EUR	9,199,000	9,262,551
Total				41,085,856
Japan 2.9%
Japan Government 10-Year Bond
03/20/2028	0.100%	JPY	1,739,150,000	16,395,226
Japan Government 20-Year Bond
06/20/2032	1.500%	JPY	23,300,000	255,957
09/20/2037	0.600%	JPY	932,350,000	9,153,300
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
May 31, 2019
Foreign Government Obligations(b),(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Japan Government 30-Year Bond
03/20/2037	2.400%	JPY	288,250,000	3,666,993
03/20/2047	0.800%	JPY	1,409,900,000	14,269,739
06/20/2047	0.800%	JPY	337,300,000	3,414,846
09/20/2047	0.800%	JPY	1,118,800,000	11,331,209
03/20/2048	0.800%	JPY	1,847,250,000	18,694,804
03/20/2049	0.500%	JPY	779,000,000	7,269,397
Total				84,451,471
Netherlands 0.6%
Netherlands Government Bond(d)
07/15/2026	0.500%	EUR	13,796,000	16,293,932
Poland 0.6%
Republic of Poland Government Bond
07/25/2026	2.500%	PLN	23,833,000	6,253,447
07/25/2027	2.500%	PLN	26,837,000	6,992,633
04/25/2028	2.750%	PLN	19,827,000	5,245,218
Total				18,491,298
South Africa 1.2%
Republic of South Africa Government Bond
12/21/2026	10.500%	ZAR	467,000,000	35,655,027
Spain 0.6%
Spain Government Bond(d)
04/30/2028	1.400%	EUR	8,167,000	9,806,349
04/30/2029	1.450%	EUR	7,483,000	8,948,109
Total				18,754,458
United Kingdom 0.9%
United Kingdom Gilt(d)
06/07/2032	4.250%	GBP	8,206,000	14,333,804
01/22/2045	3.500%	GBP	5,988,133	10,840,692
Total				25,174,496
Total Foreign Government Obligations (Cost $319,169,391)				324,233,123

Inflation-Indexed Bonds(c) 19.8%

Australia 0.7%
Australia Government Bond(d)
11/21/2027	0.750%	AUD	4,803,000	3,677,960
08/21/2035	2.000%	AUD	3,556,000	3,569,511
08/21/2040	1.250%	AUD	2,333,000	2,079,403
Australia Government Index-Linked Bond(d)
09/20/2025	3.000%	AUD	9,033,000	9,233,838
Total				18,560,712
Inflation-Indexed Bonds(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Canada 0.4%
Canadian Government Real Return Bond
12/01/2026	4.250%	CAD	5,568,584	5,404,415
12/01/2031	4.000%	CAD	3,198,947	3,465,393
12/01/2036	3.000%	CAD	2,365,092	2,538,238
Total				11,408,046
France 1.4%
France Government Bond OAT(d)
07/25/2030	0.700%	EUR	7,001,871	9,143,502
07/25/2032	3.150%	EUR	5,076,146	8,662,745
French Republic Government Bond OAT(d)
07/25/2024	0.250%	EUR	15,693,054	18,980,701
07/25/2040	1.800%	EUR	2,995,942	4,918,922
Total				41,705,870
Germany 1.1%
Bundesrepublik Deutschland Bundesobligation Inflation-Linked Bond(d)
04/15/2030	0.500%	EUR	5,558,479	7,406,193
Deutsche Bundesrepublik Inflation-Linked Bond(d)
04/15/2023	0.100%	EUR	11,053,996	13,054,171
04/15/2026	0.100%	EUR	9,211,330	11,342,706
Total				31,803,070
Italy 1.4%
Italy Buoni Poliennali Del Tesoro(d)
09/15/2026	3.100%	EUR	13,133,962	16,172,365
05/15/2028	1.300%	EUR	9,761,932	10,435,665
09/15/2035	2.350%	EUR	6,826,944	7,938,988
09/15/2041	2.550%	EUR	5,570,381	6,365,494
Total				40,912,512
Japan 1.3%
Japanese Government CPI-Linked Bond
03/10/2025	0.100%	JPY	909,200,000	8,779,869
03/10/2026	0.100%	JPY	788,000,000	7,645,680
03/10/2027	0.100%	JPY	2,195,400,000	21,435,373
Total				37,860,922
United Kingdom 5.8%
United Kingdom Gilt Inflation-Linked Bond(d)
03/22/2024	0.125%	GBP	8,300,632	11,988,280
03/22/2029	0.125%	GBP	13,458,903	21,787,897
03/22/2034	0.750%	GBP	8,815,898	17,044,384
11/22/2037	1.125%	GBP	8,852,853	19,608,797
03/22/2044	0.125%	GBP	9,818,842	20,760,121
03/22/2052	0.250%	GBP	18,094,285	45,417,998
11/22/2056	0.125%	GBP	8,722,497	23,084,822
11/22/2065	0.125%	GBP	2,827,732	8,857,549
Total				168,549,848

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Adaptive Risk Allocation Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Inflation-Indexed Bonds(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 7.7%
U.S. Treasury Inflation-Indexed Bond
01/15/2022	0.125%	22,716,225	22,556,296
01/15/2024	0.625%	44,932,186	45,531,082
01/15/2025	0.250%	42,073,155	41,854,981
07/15/2027	0.375%	34,571,440	34,666,308
01/15/2028	0.500%	32,542,708	32,853,838
07/15/2028	0.750%	12,037,846	12,460,145
02/15/2042	0.750%	9,714,202	9,783,589
02/15/2043	0.625%	9,006,625	8,773,106
02/15/2045	0.750%	8,199,882	8,170,809
02/15/2048	1.000%	5,932,484	6,297,110
Total			222,947,264
Total Inflation-Indexed Bonds (Cost $560,120,300)			573,748,244

Residential Mortgage-Backed Securities - Agency 5.6%

Federal National Mortgage Association(e)
06/18/2034	2.500%	16,448,328	16,453,789
06/13/2049	3.000%	22,150,000	22,239,847
06/13/2049	3.500%	30,000,000	30,594,141
06/13/2049	4.000%	28,050,000	28,948,477
06/13/2049	4.500%	16,600,000	17,341,812
06/13/2049	5.000%	4,550,000	4,803,094
Government National Mortgage Association(e)
06/20/2049	3.500%	41,446,000	42,620,230
Total Residential Mortgage-Backed Securities - Agency (Cost $161,607,394)			163,001,390

U.S. Treasury Obligations 12.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
11/30/2024	2.125%	22,311,000	22,490,534
08/15/2027	2.250%	55,269,000	55,925,319
11/15/2027	2.250%	53,881,000	54,487,161
02/15/2028	2.750%	51,385,000	53,978,337
05/15/2028	2.875%	41,096,000	43,613,130
11/15/2028	3.125%	51,913,000	56,276,937
02/15/2029	2.625%	51,894,000	54,075,170
05/15/2029	2.375%	22,010,000	22,463,956
Total U.S. Treasury Obligations (Cost $352,211,878)			363,310,544

Money Market Funds 34.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.497%(a),(f)	985,038,263	984,939,760
Total Money Market Funds (Cost $984,940,158)		984,939,760
Total Investments in Securities (Cost: $2,980,979,945)		3,000,292,403
Other Assets & Liabilities, Net		(100,270,641)
Net Assets		2,900,021,762

At May 31, 2019, securities and/or cash totaling $157,466,305 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
190,619,097 GBP	242,489,794 USD	HSBC	06/25/2019	1,227,518	—
30,196,815,000 JPY	274,477,620 USD	HSBC	06/25/2019	—	(4,673,604)
28,603,000 NOK	3,276,229 USD	HSBC	06/25/2019	5,267	—
435,000 NZD	283,242 USD	HSBC	06/25/2019	—	(1,472)
70,221,000 PLN	18,225,966 USD	HSBC	06/25/2019	—	(106,501)
200,141,000 SEK	20,810,757 USD	HSBC	06/25/2019	—	(322,141)
8,176,000 SGD	5,937,761 USD	HSBC	06/25/2019	—	(15,808)
35,048,078 USD	3,792,563,000 JPY	HSBC	06/25/2019	11,865	—
47,371 USD	906,000 MXN	HSBC	06/25/2019	—	(1,319)
43,803,469 USD	67,273,000 NZD	HSBC	06/25/2019	227,711	—
9,763,478 USD	92,520,000 SEK	HSBC	06/25/2019	5,713	—
3,912,920 USD	37,057,000 SEK	HSBC	06/25/2019	—	(70)
2,008,298 USD	2,759,000 SGD	HSBC	06/25/2019	740	—
549,371,000 ZAR	38,107,099 USD	HSBC	06/25/2019	492,514	—
134,093,000 AUD	92,497,317 USD	Morgan Stanley	06/25/2019	—	(584,960)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
May 31, 2019
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
15,843,000 CAD	11,813,895 USD	Morgan Stanley	06/25/2019	85,731	—
85,621,000 CHF	84,964,227 USD	Morgan Stanley	06/25/2019	—	(729,775)
54,007,000 DKK	8,093,179 USD	Morgan Stanley	06/25/2019	—	(2,001)
384,932,300 EUR	430,717,460 USD	Morgan Stanley	06/25/2019	—	(104,681)
13,508,000 GBP	17,184,202 USD	Morgan Stanley	06/25/2019	87,432	—
3,023,000 GBP	3,823,414 USD	Morgan Stanley	06/25/2019	—	(2,728)
43,795,678 USD	63,632,000 AUD	Morgan Stanley	06/25/2019	375,244	—
8,958,950 USD	12,904,000 AUD	Morgan Stanley	06/25/2019	—	(1,483)
43,689,487 USD	58,972,000 CAD	Morgan Stanley	06/25/2019	—	(34,038)
12,262,688 USD	12,253,000 CHF	Morgan Stanley	06/25/2019	760	—
2,887,957 USD	19,269,000 DKK	Morgan Stanley	06/25/2019	298	—
56,610,516 USD	50,555,000 EUR	Morgan Stanley	06/25/2019	—	(28,584)
23,685,650 USD	18,712,000 GBP	Morgan Stanley	06/25/2019	—	(2,295)
10,182,000 ZAR	705,838 USD	Morgan Stanley	06/25/2019	8,692	—
Total				2,529,485	(6,611,460)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian 10-Year Bond	216	06/2019	AUD	30,668,697	503,581	—
EURO STOXX 50	790	06/2019	EUR	25,872,500	—	(1,389,247)
Euro-BTP	187	06/2019	EUR	24,324,960	356,883	—
Euro-Bund	48	06/2019	EUR	8,080,320	291,703	—
Euro-OAT	263	06/2019	EUR	43,242,460	1,194,520	—
Japanese 10-Year Government Bond	47	06/2019	JPY	7,200,400,000	226,388	—
Long Gilt	257	09/2019	GBP	33,320,050	409,667	—
MSCI EAFE Index	3,362	06/2019	USD	305,588,990	—	(5,856,832)
MSCI Emerging Markets Index	2,402	06/2019	USD	120,124,020	—	(6,100,316)
S&P 500 E-mini	4,249	06/2019	USD	584,789,870	—	(11,035,244)
S&P/TSX 60 Index	219	06/2019	CAD	42,091,800	271,619	—
U.S. Long Bond	63	09/2019	USD	9,684,281	291,685	—
U.S. Treasury 10-Year Note	1,229	09/2019	USD	155,775,750	2,455,542	—
U.S. Treasury 5-Year Note	116	09/2019	USD	13,614,594	139,342	—
U.S. Treasury Ultra 10-Year Note	662	09/2019	USD	90,394,031	1,886,344	—
Total					8,027,274	(24,381,639)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
TOPIX Index	(419)	06/2019	JPY	(6,310,140,000)	4,048,675	—

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 31	Morgan Stanley	06/20/2024	1.000	Quarterly	2.108	USD	245,105,000	(3,562,897)	—	—	—	(3,562,897)
Markit CDX North America High Yield Index, Series 32	Morgan Stanley	06/20/2024	5.000	Quarterly	3.941	USD	412,040,000	(1,409,889)	—	—	—	(1,409,889)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Adaptive Risk Allocation Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Cleared credit default swap contracts - sell protection (continued)
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 32	Morgan Stanley	06/20/2024	1.000	Quarterly	0.706	USD	121,637,000	84,973	—	—	84,973	—
Markit CDX North America Investment Grade Index, Series 32	Morgan Stanley	06/20/2024	1.000	Quarterly	0.706	USD	107,785,000	(25,947)	—	—	—	(25,947)
Total								(4,913,760)	—	—	84,973	(4,998,733)

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
May 31, 2019
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Commodity Strategy Fund, Institutional 3 Class
	72,539,944	62,477,354	(75,114,959)	59,902,339	—	(20,318,108)	(55,538,989)	29,757,821	257,580,055
Columbia Short-Term Cash Fund, 2.497%
	1,364,858,194	3,114,556,383	(3,494,376,314)	985,038,263	—	(60,524)	(63,184)	27,084,800	984,939,760
Total					—	(20,378,632)	(55,602,173)	56,842,621	1,242,519,815

(b)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(c)	Principal and interest may not be guaranteed by the government.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At May 31, 2019, the total value of these securities amounted to $487,167,339, which represents 16.80% of total net assets.
(e)	Represents a security purchased on a when-issued basis.
(f)	The rate shown is the seven-day current annualized yield at May 31, 2019.
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Adaptive Risk Allocation Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Fair value measurements  (continued)
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	257,580,055	—	—	—	257,580,055
Common Stocks
Real Estate	333,479,287	—	—	—	333,479,287
Foreign Government Obligations	—	324,233,123	—	—	324,233,123
Inflation-Indexed Bonds	—	573,748,244	—	—	573,748,244
Residential Mortgage-Backed Securities - Agency	—	163,001,390	—	—	163,001,390
U.S. Treasury Obligations	363,310,544	—	—	—	363,310,544
Money Market Funds	—	—	—	984,939,760	984,939,760
Total Investments in Securities	954,369,886	1,060,982,757	—	984,939,760	3,000,292,403
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	2,529,485	—	—	2,529,485
Futures Contracts	12,075,949	—	—	—	12,075,949
Swap Contracts	—	84,973	—	—	84,973
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
May 31, 2019
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Liability
Forward Foreign Currency Exchange Contracts	—	(6,611,460)	—	—	(6,611,460)
Futures Contracts	(24,381,639)	—	—	—	(24,381,639)
Swap Contracts	—	(4,998,733)	—	—	(4,998,733)
Total	942,064,196	1,051,987,022	—	984,939,760	2,978,990,978
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Adaptive Risk Allocation Fund | Annual Report 2019

Statement of Assets and Liabilities
May 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,707,854,424)	$1,757,772,588
Affiliated issuers (cost $1,273,125,521)	1,242,519,815
Foreign currency (cost $2,504,464)	2,489,310
Margin deposits on:
Futures contracts	76,611,589
Swap contracts	80,854,716
Unrealized appreciation on forward foreign currency exchange contracts	2,529,485
Receivable for:
Investments sold	71,448,054
Capital shares sold	4,486,021
Dividends	2,300,518
Interest	5,911,226
Foreign tax reclaims	217,188
Variation margin for futures contracts	3,779,970
Prepaid expenses	1,837
Trustees’ deferred compensation plan	61,756
Total assets	3,250,984,073
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	6,611,460
Payable for:
Investments purchased	156,746,888
Investments purchased on a delayed delivery basis	161,830,406
Capital shares purchased	5,616,553
Variation margin for futures contracts	15,344,264
Variation margin for swap contracts	4,429,884
Management services fees	52,721
Distribution and/or service fees	3,445
Transfer agent fees	107,720
Compensation of board members	841
Compensation of chief compliance officer	197
Other expenses	156,176
Trustees’ deferred compensation plan	61,756
Total liabilities	350,962,311
Net assets applicable to outstanding capital stock	$2,900,021,762
Represented by
Paid in capital	2,896,868,658
Total distributable earnings (loss) (Note 2)	3,153,104
Total - representing net assets applicable to outstanding capital stock	$2,900,021,762
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2019	17

Statement of Assets and Liabilities  (continued)
May 31, 2019
Class A
Net assets	$120,146,571
Shares outstanding	11,505,675
Net asset value per share	$10.44
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$11.08
Advisor Class
Net assets	$30,419,893
Shares outstanding	2,882,936
Net asset value per share	$10.55
Class C
Net assets	$94,647,816
Shares outstanding	9,415,382
Net asset value per share	$10.05
Institutional Class
Net assets	$2,618,923,592
Shares outstanding	248,336,218
Net asset value per share	$10.55
Institutional 2 Class
Net assets	$22,396,589
Shares outstanding	2,119,147
Net asset value per share	$10.57
Institutional 3 Class
Net assets	$13,063,299
Shares outstanding	1,233,219
Net asset value per share	$10.59
Class R
Net assets	$424,002
Shares outstanding	41,069
Net asset value per share	$10.32
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Adaptive Risk Allocation Fund | Annual Report 2019

Statement of Operations
Year Ended May 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$6,876,524
Dividends — affiliated issuers	56,842,621
Interest	22,016,554
Total income	85,735,699
Expenses:
Management services fees	20,194,664
Distribution and/or service fees
Class A	311,831
Class C	997,129
Class R	1,672
Class T	1,264
Transfer agent fees
Class A	59,830
Advisor Class	11,494
Class C	47,808
Institutional Class	1,308,075
Institutional 2 Class	11,151
Institutional 3 Class	757
Class R	160
Class T	236
Compensation of board members	56,133
Custodian fees	158,009
Printing and postage fees	117,906
Registration fees	309,950
Audit fees	53,294
Legal fees	69,384
Compensation of chief compliance officer	1,201
Other	76,410
Total expenses	23,788,358
Expense reduction	(40)
Total net expenses	23,788,318
Net investment income	61,947,381
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(5,982,637)
Investments — affiliated issuers	(20,378,632)
Foreign currency translations	(1,513,766)
Forward foreign currency exchange contracts	74,353,099
Futures contracts	(49,282,723)
Swap contracts	17,700,744
Net realized gain	14,896,085
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	58,879,576
Investments — affiliated issuers	(55,602,173)
Foreign currency translations	524,542
Forward foreign currency exchange contracts	(14,784,740)
Futures contracts	13,279,351
Swap contracts	(6,736,543)
Net change in unrealized appreciation (depreciation)	(4,439,987)
Net realized and unrealized gain	10,456,098
Net increase in net assets resulting from operations	$72,403,479
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2019	19

Statement of Changes in Net Assets
	Year Ended May 31, 2019	Year Ended May 31, 2018
Operations
Net investment income	$61,947,381	$13,899,174
Net realized gain	14,896,085	176,148,531
Net change in unrealized appreciation (depreciation)	(4,439,987)	(12,972,452)
Net increase in net assets resulting from operations	72,403,479	177,075,253
Distributions to shareholders
Net investment income and net realized gains
Class A	(6,691,828)
Advisor Class	(1,340,117)
Class C	(4,694,734)
Institutional Class	(149,867,086)
Institutional 2 Class	(1,017,275)
Institutional 3 Class	(713,106)
Class R	(15,557)
Net investment income
Advisor Class		(8,151)
Institutional Class		(1,109,555)
Institutional 2 Class		(6,066)
Institutional 3 Class		(3)
Net realized gains
Class A		(8,895,348)
Advisor Class		(1,203,519)
Class C		(7,552,721)
Institutional Class		(163,838,026)
Institutional 2 Class		(1,130,495)
Institutional 3 Class		(191)
Class K		(210)
Class R		(39,437)
Class T		(92,603)
Total distributions to shareholders (Note 2)	(164,339,703)	(183,876,325)
Increase (decrease) in net assets from capital stock activity	(70,059,217)	1,034,957,346
Total increase (decrease) in net assets	(161,995,441)	1,028,156,274
Net assets at beginning of year	3,062,017,203	2,033,860,929
Net assets at end of year	$2,900,021,762	$3,062,017,203
Undistributed net investment income	$30,251,781	$9,629,336
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Adaptive Risk Allocation Fund | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2019		May 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,572,676	27,177,513	4,912,496	53,563,688
Distributions reinvested	666,278	6,489,542	773,391	8,244,346
Redemptions	(4,033,977)	(42,402,978)	(2,687,685)	(29,194,559)
Net increase (decrease)	(795,023)	(8,735,923)	2,998,202	32,613,475
Advisor Class
Subscriptions	1,851,485	19,838,442	964,721	10,638,403
Distributions reinvested	136,244	1,339,278	112,696	1,211,477
Redemptions	(915,455)	(9,725,036)	(327,614)	(3,599,053)
Net increase	1,072,274	11,452,684	749,803	8,250,827
Class C
Subscriptions	1,490,522	15,126,445	3,198,244	33,801,436
Distributions reinvested	490,456	4,615,193	721,596	7,439,655
Redemptions	(3,062,626)	(31,133,253)	(2,449,521)	(25,859,757)
Net increase (decrease)	(1,081,648)	(11,391,615)	1,470,319	15,381,334
Institutional Class
Subscriptions	63,151,187	675,630,489	110,535,679	1,216,036,759
Distributions reinvested	14,952,537	146,983,443	15,023,303	161,500,512
Redemptions	(84,860,461)	(903,078,843)	(36,469,971)	(400,677,174)
Net increase (decrease)	(6,756,737)	(80,464,911)	89,089,011	976,860,097
Institutional 2 Class
Subscriptions	1,430,396	15,063,666	1,178,095	12,995,199
Distributions reinvested	103,260	1,017,111	105,511	1,136,351
Redemptions	(881,340)	(9,326,179)	(473,540)	(5,164,584)
Net increase	652,316	6,754,598	810,066	8,966,966
Institutional 3 Class
Subscriptions	1,172,838	12,575,719	—	—
Distributions reinvested	72,235	712,957	—	—
Redemptions	(12,100)	(126,086)	—	—
Net increase	1,232,973	13,162,590	—	—
Class K
Redemptions	—	—	(270)	(2,915)
Net decrease	—	—	(270)	(2,915)
Class R
Subscriptions	16,851	178,342	21,129	226,116
Distributions reinvested	1,598	15,408	3,718	39,227
Redemptions	(7,808)	(83,017)	(543,330)	(6,029,844)
Net increase (decrease)	10,641	110,733	(518,483)	(5,764,501)
Class T
Subscriptions	—	—	32,740	355,304
Distributions reinvested	—	—	8,659	92,394
Redemptions	(90,101)	(947,373)	(164,447)	(1,795,635)
Net decrease	(90,101)	(947,373)	(123,048)	(1,347,937)
Total net increase (decrease)	(5,755,305)	(70,059,217)	94,475,600	1,034,957,346
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2019	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2019	$10.81	0.20	0.01	—	0.21	(0.35)	(0.23)	(0.58)
Year Ended 5/31/2018	$10.83	0.04	0.72	—	0.76	—	(0.78)	(0.78)
Year Ended 5/31/2017	$10.01	(0.01)	1.03	0.00 (d)	1.02	(0.10)	(0.10)	(0.20)
Year Ended 5/31/2016	$10.17	(0.03)	(0.03) (f)	—	(0.06)	—	(0.10)	(0.10)
Year Ended 5/31/2015	$10.24	(0.04)	0.14	0.01	0.11	(0.00) (d)	(0.18)	(0.18)
Advisor Class
Year Ended 5/31/2019	$10.92	0.23	0.01	—	0.24	(0.38)	(0.23)	(0.61)
Year Ended 5/31/2018	$10.92	0.07	0.71	—	0.78	(0.00) (d)	(0.78)	(0.78)
Year Ended 5/31/2017	$10.08	0.02	1.05	0.00 (d)	1.07	(0.13)	(0.10)	(0.23)
Year Ended 5/31/2016	$10.21	(0.01)	(0.02) (f)	—	(0.03)	—	(0.10)	(0.10)
Year Ended 5/31/2015(h)	$10.13	(0.02)	0.31	—	0.29	(0.03)	(0.18)	(0.21)
Class C
Year Ended 5/31/2019	$10.42	0.11	0.02	—	0.13	(0.27)	(0.23)	(0.50)
Year Ended 5/31/2018	$10.55	(0.04)	0.69	—	0.65	—	(0.78)	(0.78)
Year Ended 5/31/2017	$9.75	(0.08)	1.01	0.00 (d)	0.93	(0.03)	(0.10)	(0.13)
Year Ended 5/31/2016	$9.98	(0.10)	(0.03) (f)	—	(0.13)	—	(0.10)	(0.10)
Year Ended 5/31/2015	$10.11	(0.11)	0.15	0.01	0.05	—	(0.18)	(0.18)
Institutional Class
Year Ended 5/31/2019	$10.91	0.22	0.03	—	0.25	(0.38)	(0.23)	(0.61)
Year Ended 5/31/2018	$10.91	0.06	0.72	—	0.78	(0.00) (d)	(0.78)	(0.78)
Year Ended 5/31/2017	$10.08	0.05	1.01	0.00 (d)	1.06	(0.13)	(0.10)	(0.23)
Year Ended 5/31/2016	$10.21	(0.01)	(0.02) (f)	—	(0.03)	—	(0.10)	(0.10)
Year Ended 5/31/2015	$10.28	(0.02)	0.15	0.01	0.14	(0.03)	(0.18)	(0.21)
Institutional 2 Class
Year Ended 5/31/2019	$10.93	0.22	0.03	—	0.25	(0.38)	(0.23)	(0.61)
Year Ended 5/31/2018	$10.93	0.06	0.72	—	0.78	(0.00) (d)	(0.78)	(0.78)
Year Ended 5/31/2017	$10.10	0.03	1.03	0.00 (d)	1.06	(0.13)	(0.10)	(0.23)
Year Ended 5/31/2016	$10.22	0.00 (d)	(0.02) (f)	—	(0.02)	—	(0.10)	(0.10)
Year Ended 5/31/2015	$10.29	(0.01)	0.15	0.01	0.15	(0.04)	(0.18)	(0.22)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Adaptive Risk Allocation Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2019	$10.44	2.33%	1.00%	1.00% (c)	1.87%	203%	$120,147
Year Ended 5/31/2018	$10.81	7.07%	0.99%	0.99% (c)	0.33%	210%	$132,920
Year Ended 5/31/2017	$10.83	10.35% (e)	0.99%	0.99% (c)	(0.07%)	396%	$100,790
Year Ended 5/31/2016	$10.01	(0.55%)	1.15%	1.07% (c)	(0.32%)	254%	$140,291
Year Ended 5/31/2015	$10.17	1.13% (g)	1.23%	1.06%	(0.35%)	256%	$169,978
Advisor Class
Year Ended 5/31/2019	$10.55	2.58%	0.75%	0.75% (c)	2.14%	203%	$30,420
Year Ended 5/31/2018	$10.92	7.26%	0.74%	0.74% (c)	0.59%	210%	$19,764
Year Ended 5/31/2017	$10.92	10.75% (e)	0.74%	0.74% (c)	0.20%	396%	$11,580
Year Ended 5/31/2016	$10.08	(0.25%)	0.90%	0.82% (c)	(0.08%)	254%	$10,908
Year Ended 5/31/2015(h)	$10.21	2.87%	0.99% (i)	0.82% (i)	(0.30%) (i)	256%	$11,110
Class C
Year Ended 5/31/2019	$10.05	1.56%	1.75%	1.75% (c)	1.10%	203%	$94,648
Year Ended 5/31/2018	$10.42	6.19%	1.74%	1.74% (c)	(0.43%)	210%	$109,335
Year Ended 5/31/2017	$10.55	9.59% (e)	1.74%	1.74% (c)	(0.77%)	396%	$95,199
Year Ended 5/31/2016	$9.75	(1.26%)	1.90%	1.82% (c)	(1.09%)	254%	$61,386
Year Ended 5/31/2015	$9.98	0.48% (g)	1.98%	1.81%	(1.11%)	256%	$52,406
Institutional Class
Year Ended 5/31/2019	$10.55	2.67%	0.75%	0.75% (c)	2.11%	203%	$2,618,924
Year Ended 5/31/2018	$10.91	7.26%	0.74%	0.74% (c)	0.59%	210%	$2,782,662
Year Ended 5/31/2017	$10.91	10.64% (e)	0.73%	0.73% (c)	0.46%	396%	$1,810,897
Year Ended 5/31/2016	$10.08	(0.25%)	0.90%	0.82% (c)	(0.06%)	254%	$25,871
Year Ended 5/31/2015	$10.21	1.37% (g)	0.99%	0.78%	(0.17%)	256%	$21,494
Institutional 2 Class
Year Ended 5/31/2019	$10.57	2.65%	0.76%	0.76%	2.10%	203%	$22,397
Year Ended 5/31/2018	$10.93	7.24%	0.75%	0.75%	0.57%	210%	$16,033
Year Ended 5/31/2017	$10.93	10.69% (e)	0.73%	0.73%	0.24%	396%	$7,177
Year Ended 5/31/2016	$10.10	(0.15%)	0.79%	0.73%	0.03%	254%	$1,628
Year Ended 5/31/2015	$10.22	1.48% (g)	0.86%	0.69%	(0.14%)	256%	$1,647
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2019	23

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2019	$10.95	0.32	(0.07) (f)	—	0.25	(0.38)	(0.23)	(0.61)
Year Ended 5/31/2018	$10.95	0.07	0.72	—	0.79	(0.01)	(0.78)	(0.79)
Year Ended 5/31/2017	$10.11	0.03	1.05	0.00 (d)	1.08	(0.14)	(0.10)	(0.24)
Year Ended 5/31/2016	$10.23	0.00 (d)	(0.02) (f)	—	(0.02)	—	(0.10)	(0.10)
Year Ended 5/31/2015(j)	$10.15	(0.02)	0.32	—	0.30	(0.04)	(0.18)	(0.22)
Class R
Year Ended 5/31/2019	$10.69	0.16	0.02	—	0.18	(0.32)	(0.23)	(0.55)
Year Ended 5/31/2018	$10.75	(0.01)	0.73	—	0.72	—	(0.78)	(0.78)
Year Ended 5/31/2017	$9.93	(0.03)	1.03	0.00 (d)	1.00	(0.08)	(0.10)	(0.18)
Year Ended 5/31/2016	$10.11	(0.06)	(0.02) (f)	—	(0.08)	—	(0.10)	(0.10)
Year Ended 5/31/2015	$10.20	(0.08)	0.16	0.01	0.09	—	(0.18)	(0.18)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.02%.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(g)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.07%.
(h)	Advisor Class shares commenced operations on October 1, 2014. Per share data and total return reflect activity from that date.
(i)	Annualized.
(j)	Institutional 3 Class shares commenced operations on October 1, 2014. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Adaptive Risk Allocation Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2019	$10.59	2.67%	0.71%	0.71%	3.02%	203%	$13,063
Year Ended 5/31/2018	$10.95	7.29%	0.69%	0.69%	0.65%	210%	$3
Year Ended 5/31/2017	$10.95	10.85% (e)	0.67%	0.67%	0.29%	396%	$3
Year Ended 5/31/2016	$10.11	(0.15%)	0.76%	0.69%	0.02%	254%	$2
Year Ended 5/31/2015(j)	$10.23	2.98%	0.85% (i)	0.65% (i)	(0.28%) (i)	256%	$3
Class R
Year Ended 5/31/2019	$10.32	2.07%	1.25%	1.25% (c)	1.54%	203%	$424
Year Ended 5/31/2018	$10.69	6.75%	1.25%	1.25% (c)	(0.08%)	210%	$325
Year Ended 5/31/2017	$10.75	10.15% (e)	1.22%	1.22% (c)	(0.25%)	396%	$5,900
Year Ended 5/31/2016	$9.93	(0.75%)	1.38%	1.34% (c)	(0.57%)	254%	$861
Year Ended 5/31/2015	$10.11	0.87% (g)	1.48%	1.32%	(0.83%)	256%	$146
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2019	25

Notes to Financial Statements
May 31, 2019
Note 1. Organization
Columbia Adaptive Risk Allocation Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund invests significantly in shares of affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates as well as third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).
For information on the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares were subject to a maximum front-end sales charge of 2.50% per transaction and were required to be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., were specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
26	Columbia Adaptive Risk Allocation Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in the Underlying Funds, with the exception of exchange-traded funds, are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
Columbia Adaptive Risk Allocation Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
May 31, 2019
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables
28	Columbia Adaptive Risk Allocation Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and to recover an underweight country exposure in its portfolio or to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears
Columbia Adaptive Risk Allocation Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
May 31, 2019
risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract
30	Columbia Adaptive Risk Allocation Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to produce incremental earnings, to manage interest rate and market risk exposure to produce incremental earnings, to gain exposure to or protect itself from market rate changes and to synthetically add or subtract principal exposure to a market. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Adaptive Risk Allocation Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
May 31, 2019
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	84,973*
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	4,320,294*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	2,529,485
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	7,755,655*
Total		14,690,407

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	4,998,733*
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	24,381,639*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	6,611,460
Total		35,991,832

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	18,431,402	18,431,402
Equity risk	—	(65,685,561)	—	(65,685,561)
Foreign exchange risk	74,353,099	—	—	74,353,099
Interest rate risk	—	16,402,838	(730,658)	15,672,180
Total	74,353,099	(49,282,723)	17,700,744	42,771,120

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(6,736,543)	(6,736,543)
Equity risk	—	11,844,787	—	11,844,787
Foreign exchange risk	(14,784,740)	—	—	(14,784,740)
Interest rate risk	—	1,434,564	—	1,434,564
Total	(14,784,740)	13,279,351	(6,736,543)	(8,241,932)
32	Columbia Adaptive Risk Allocation Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	1,493,712,925
Futures contracts — short	98,009,536
Credit default swap contracts — sell protection	613,119,495

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	7,523,452*	(7,868,314)*
Interest rate swap contracts	4,092**	(287,011)**

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2019.
**	Based on the ending daily outstanding amounts for the year ended May 31, 2019.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Columbia Adaptive Risk Allocation Fund | Annual Report 2019	33

Notes to Financial Statements  (continued)
May 31, 2019
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2019:
	HSBC ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Total ($)
Assets
Forward foreign currency exchange contracts	1,971,328	558,157	-	2,529,485
Liabilities
Centrally cleared credit default swap contracts (b)	-	-	4,429,884	4,429,884
Forward foreign currency exchange contracts	5,120,915	1,490,545	-	6,611,460
Total liabilities	5,120,915	1,490,545	4,429,884	11,041,344
Total financial and derivative net assets	(3,149,587)	(932,388)	(4,429,884)	(8,511,859)
Total collateral received (pledged) (c)	-	-	(4,429,884)	(4,429,884)
Net amount (d)	(3,149,587)	(932,388)	-	(4,081,975)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
34	Columbia Adaptive Risk Allocation Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of
Columbia Adaptive Risk Allocation Fund | Annual Report 2019	35

Notes to Financial Statements  (continued)
May 31, 2019
distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) a fee that declines from 0.06% to 0.03%, depending on asset levels, on assets invested in affiliated mutual funds, exchange-traded funds and closed-end funds that pay an investment advisory fee to the Investment Manager, (ii) a fee that declines from 0.16% to 0.13%, depending on asset levels, on assets invested in exchange-traded funds and mutual funds that are not managed by the Investment Manager or its affiliates and (iii) a fee that declines from 0.76% to 0.63%, depending on asset levels, on assets invested in securities, instruments and other assets not described above, including affiliated mutual funds, exchange-traded funds and closed-end funds advised by the Investment Manager that do not pay an investment advisory fee, third party closed-end funds, derivatives and individual securities. The effective management services fee rate for the year ended May 31, 2019 was 0.67% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds (also referred to as "acquired funds") in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended May 31, 2019, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $8,174,269, respectively. The sale transactions resulted in a net realized gain of $121,625.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
36	Columbia Adaptive Risk Allocation Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.05
Advisor Class	0.05
Class C	0.05
Institutional Class	0.05
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.05
Class T	0.03 (a)

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2019, these minimum account balance fees reduced total expenses of the Fund by $40.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class C, Class R and Class T shares of the Fund, respectively. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Although the Fund may have paid a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Columbia Adaptive Risk Allocation Fund | Annual Report 2019	37

Notes to Financial Statements  (continued)
May 31, 2019
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2019, if any, are listed below:
Amount ($)
Class A	401,327
Class C	15,296
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2018 through September 30, 2019	Prior to October 1, 2018
Class A	1.25%	1.25%
Advisor Class	1.00	1.00
Class C	2.00	2.00
Institutional Class	1.00	1.00
Institutional 2 Class	1.01	1.00
Institutional 3 Class	0.97	0.95
Class R	1.50	1.50
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, derivative investments, tax straddles, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions, principal and/or interest of fixed income securities and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
59,219,021	(59,219,021)	—
38	Columbia Adaptive Risk Allocation Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2019			Year Ended May 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
138,133,761	26,205,942	164,339,703	84,659,245	99,217,080	183,876,325
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
43,615,055	—	(36,701,751)	(3,548,715)
At May 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
2,982,539,693	45,625,001	(49,173,716)	(3,548,715)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended May 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
8,633,560	28,068,191	36,701,751	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,917,503,545 and $3,684,096,966, respectively, for the year ended May 31, 2019, of which $2,477,157,529 and $1,914,999,292, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate
Columbia Adaptive Risk Allocation Fund | Annual Report 2019	39

Notes to Financial Statements  (continued)
May 31, 2019
share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended May 31, 2019.
Note 9. Significant risks
Commodity-related investment risk
The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections.
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
40	Columbia Adaptive Risk Allocation Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may make any change in the Fund’s net asset value even greater and thus result in increased volatility of returns. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Columbia Adaptive Risk Allocation Fund | Annual Report 2019	41

Notes to Financial Statements  (continued)
May 31, 2019
Shareholder concentration risk
At May 31, 2019, affiliated shareholders of record owned 90.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
42	Columbia Adaptive Risk Allocation Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Adaptive Risk Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Adaptive Risk Allocation Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, the statement of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Adaptive Risk Allocation Fund | Annual Report 2019	43

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) from September 2007 to October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
44	Columbia Adaptive Risk Allocation Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College from August 2007 to June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	M Fund, Inc. (M Funds mutual fund family)
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Columbia Adaptive Risk Allocation Fund | Annual Report 2019	45

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments from 2004 to 2010; Senior Partner, McKinsey & Company from 2001 to 2004	69	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	188	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
46	Columbia Adaptive Risk Allocation Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Adaptive Risk Allocation Fund | Annual Report 2019	47

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
48	Columbia Adaptive Risk Allocation Fund | Annual Report 2019

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Columbia Adaptive Risk Allocation Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN214_05_J01_(07/19)

Annual Report
May 31, 2019
Columbia Alternative Beta Fund
(to be renamed Columbia Multi Strategy Alternatives Fund, effective August 1, 2019)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Alternative Beta Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Alternative Beta Fund (the Fund) seeks to provide shareholders with absolute (positive) returns over a complete market cycle.
Portfolio management
Marc Khalamayzer, CFA
Co-Portfolio Manager
Managed Fund since 2015
Joshua Kutin, CFA
Co-Portfolio Manager
Managed Fund since 2015
Matthew Ferrelli, CFA
Co-Portfolio Manager
Managed Fund since June 2019
Average annual total returns (%) (for the period ended May 31, 2019)
		Inception	1 Year	Life
Class A	Excluding sales charges	01/28/15	-13.97	-5.87
	Including sales charges		-18.93	-7.15
Advisor Class		01/28/15	-13.79	-5.65
Class C	Excluding sales charges	01/28/15	-14.64	-6.56
	Including sales charges		-15.49	-6.56
Institutional Class		01/28/15	-13.71	-5.67
Institutional 2 Class		01/28/15	-13.66	-5.55
Institutional 3 Class		01/28/15	-13.65	-5.51
Class R		01/28/15	-14.17	-6.12
FTSE One-Month U.S. Treasury Bill Index			2.22	0.89
HFRX Global Hedge Fund Index			-3.68	0.09
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Fund’s performance prior to October 1, 2016 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The FTSE One-Month U.S. Treasury Bill Index is an unmanaged index that represents the performance of one-month Treasury bills and reflects reinvestment of all distributions and changes in market prices.
HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Alternative Beta Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (January 28, 2015 — May 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Alternative Beta Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2019)
Money Market Funds	100.0
Options Purchased Puts	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Market exposure through derivatives investments (% of notional exposure) (at May 31, 2019)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	19.4	(0.8)	18.6
Commodities Derivative Contracts	19.9	—	19.9
Equity Derivative Contracts	35.2	—	35.2
Foreign Currency Derivative Contracts	27.7	(1.4)	26.3
Total Notional Market Value of Derivative Contracts	102.2	(2.2)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income, commodity and equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments, and Note 2 to the Notes to Consolidated Financial Statements.
4	Columbia Alternative Beta Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2019, the Fund’s Class A shares returned -13.97% excluding sales charges. To compare, the FTSE One-Month U.S. Treasury Bill Index returned 2.22% and the HFRX Global Hedge Fund Index returned -3.68% over the same time period. As an absolute return fund, it employs a benchmark agnostic strategy and thus comparisons to the FTSE One-Month U.S. Treasury Bill Index and the HFRX Global Hedge Fund Index are for information purposes only. This multi-strategy, multi-asset class risk premia fund accesses various alternative beta investment strategies that offer return opportunities typically not available from traditional investments.
Capital markets experienced divergent backdrops during period
Global equity markets posted modestly negative returns during the period, but these returns masked significantly heightened volatility. Strong economic data and robust corporate profit growth fueled healthy equity market returns through the first four months of the period, despite tighter U.S. Federal Reserve (Fed) policy, a strong U.S. dollar and expensive valuations. Global fixed-income sectors generated mixed returns. Despite lingering trade war concerns, sovereign yields across most markets moved higher, driven by supportive global economic growth data and rising inflation expectations. Corporate bonds performed well amid favorable earnings trends, positive economic data and light supply. Fed officials raised short-term interest rates for a third time in 2018 in September and reaffirmed at that time its outlook for further gradual hikes well into 2019.
Starting in October 2018, global equity markets were weighed down by concerns around slowing global and U.S. economic growth as well as by persistent trade tariff skirmishes and political uncertainty. The Fed’s decision to raise interest rates at its December 2018 meeting, criticism of the Fed by the U.S. Administration and a partial U.S. federal government shutdown added to unease in the global equity markets — and heightened market volatility — toward the end of calendar year 2019. Global equity markets suffered their largest quarterly loss during the fourth quarter of 2018 since September 2008. On the fixed-income side, sovereign yields declined across most markets amid the spike in equity market volatility and increased concerns about global economic growth. Corporate bonds were weak, owing largely to unresolved political issues in Europe and a sharp sell-off in energy prices.
In a sharp reversal, global equities surged to their best quarterly return in the first quarter of 2019 since September 2009, supported by relatively strong fourth quarter 2018 corporate earnings, seemingly productive trade negotiations between the U.S. and China, and a dramatic shift in Fed policy, wherein the Fed left its interest rates unchanged and indicated rates would likely remain stable in 2019. Such factors more than offset signs the U.S. economy had decelerated. Global fixed-income sectors generated positive returns, with sovereign yields declining sharply across most markets amid more dovish central bank policy and corporate bonds rebounding strongly. In April 2019, global equities rose for the fourth consecutive month, reacting positively to better economic data, accommodative central bank policies and rising expectations for a U.S.-China trade deal. These same market conditions supported most risk assets within the fixed-income asset class as well.
However, in May 2019, global equities declined significantly again, as risk assets across the various asset classes sold off, primarily on the lack of a trade deal with China and on the unexpected announcement by the U.S. Administration of potential tariffs on Mexico.
Value-oriented equities and currency positions hampered Fund results most
The Fund was 100% allocated to alternative beta strategies. Alternative beta strategies represent those strategies associated with the systematic risks embedded in capital markets and are driven primarily by: 1) academically-supported forms of risk premia (e.g. value, momentum, quality, etc.) and 2) investor-based behavioral biases, industry needs, structures and constraints (e.g. short volatility, commodity curve, etc.). In implementing these alternative beta strategies, the Fund maintains a multi-asset class, multi-style portfolio invested across specific risk premia styles in equity, fixed income, credit, currency, commodity and volatility-based strategies. This diversified, absolute return fund is managed to a 5% volatility target relying on risk parity and risk targeting concepts.
During the period, the primary detractor from the Fund’s performance was its equity-related alternative risk premia positions, with value-oriented equity positions the largest detractor within the asset class. Currency and commodity-related risk premia positions were also significant detractors. Conversely, the Fund’s returns were buoyed by holdings in fixed income-related alternative risk premia. As alternative beta positions typically perform with little correlation to one another, this disparate performance among asset classes and styles is to be expected and indeed is the primary rationale for holding such a broadly
Columbia Alternative Beta Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
diversified portfolio. All of the Fund’s individual alternative risk premia positions are long/short alternative baskets designed to be market neutral to broad market betas. In aggregate, the Fund attempts to exhibit very little to zero correlation to traditional market exposures.
That said, alternative investment strategies were frustrating for investors during the annual period ended May 31, 2019. However, despite the challenges, we maintain our belief that alternative investments hold a much-needed place in a diversified portfolio. The use of alternatives within the Fund is based on their diversifying properties, especially when seeking to provide downside protection for an overall portfolio during a market downturn. Importantly, the diversified risk premia approach used by the Fund has historically exhibited low levels of correlation relative to traditional asset classes, thus enhancing overall portfolio diversification. But, as equity markets have enjoyed a generally upward track over the past several years, traditional equity strategies and alternative strategies that employ higher correlations to traditional equities have performed better, while alternative strategies with lower correlations to traditional equities have lagged.
Re-balances are based on highly systematic methodology
The Fund adheres to a highly systematic allocation methodology based on modified risk parity concepts. Our team constructs a strategic allocation at the asset class level and then re-balances each of the underlying positions intra-asset class to achieve as close to parity as possible. The Fund’s allocation is re-visited formally once per week.
Further, in closely monitoring and evaluating the Fund, especially as performance declined during the period, we took action to reduce the expected volatility of the investment strategy. We conducted a comprehensive review of the strategy, our capabilities, drivers of Fund underperformance, competing strategies and asset class performance expectations. As mentioned earlier, the conclusion of this review is that we maintained our belief that the alternative risk premia strategy used in the Fund continues to play an important role in a well-diversified portfolio, despite short-term disappointments. Further, we determined that further diversification of the strategies used in the Fund may be prudent. Thus, at the end of the period, we were evaluating third-party managers who run other alternative strategies we believe may complement the current Fund strategy.
Derivative positions in the Fund
The Fund utilizes derivatives for both hedging and non-hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset or index. During the period, the Fund used tri-party swap agreements with a small group of approved counterparty bank providers to more efficiently and cost effectively manage its exposures. These flexible structures, which allow for direct and highly versatile portfolio management applications, detracted from the Fund’s results during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Alternative investments cover a broad range of strategies and structures designed to be low or non-correlated to traditional equity and fixed-income markets and involve substantial risks and are more volatile than traditional investments, making them more suitable for investors with an above average-tolerance for risk. The Fund’s use of leverage allows for investment exposure in excess of net assets, thereby magnifying volatility of returns and risk of loss. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The sales price the Fund (or its underlying investments) could receive for any particular investment may differ from the Fund’s (or underlying investments’) valuation of the investment. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Alternative Beta Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2018 — May 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	966.30	1,018.90	5.93	6.09	1.21
Advisor Class	1,000.00	1,000.00	967.70	1,020.19	4.66	4.78	0.95
Class C	1,000.00	1,000.00	963.00	1,015.16	9.59	9.85	1.96
Institutional Class	1,000.00	1,000.00	967.70	1,020.14	4.71	4.84	0.96
Institutional 2 Class	1,000.00	1,000.00	967.80	1,020.39	4.46	4.58	0.91
Institutional 3 Class	1,000.00	1,000.00	967.90	1,020.69	4.17	4.28	0.85
Class R	1,000.00	1,000.00	964.80	1,017.60	7.20	7.39	1.47
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Alternative Beta Fund | Annual Report 2019	7

Consolidated Portfolio of Investments
May 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Options Purchased Puts 0.1%
Value ($)
(Cost $393,894)	216,563

Money Market Funds 98.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.497%(a),(b)	602,252,069	602,191,844
Total Money Market Funds (Cost $602,203,965)		602,191,844
Total Investments in Securities (Cost: $602,597,859)		602,408,407
Other Assets & Liabilities, Net		6,950,276
Net Assets		609,358,683
At May 31, 2019, securities and/or cash totaling $22,435,978 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
14,393,000 GBP	18,309,580 USD	HSBC	06/25/2019	92,685	—
335,736,000 MXN	17,554,089 USD	HSBC	06/25/2019	488,721	—
5,860,000 GBP	7,454,799 USD	Morgan Stanley	06/25/2019	37,930	—
20,018,876 USD	29,086,000 AUD	Morgan Stanley	06/25/2019	171,523	—
37,911,940 USD	38,205,000 CHF	Morgan Stanley	06/25/2019	325,633	—
Total				1,116,492	—

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-OAT	34	06/2019	EUR	5,590,280	217,959	—
Long Gilt	107	09/2019	GBP	13,872,550	217,726	—
Total					435,685	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-BTP	(171)	06/2019	EUR	(22,243,680)	—	(725,353)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
CME British Pound Currency Future	JPMorgan	USD	35,558,438	450	1.27	06/07/2019	393,894	216,563

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
8	Columbia Alternative Beta Fund | Annual Report 2019

Consolidated Portfolio of Investments  (continued)
May 31, 2019
Total return swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Barclays TrendStar+ Alt Roll 2 Index (BXIITSP2)†	Fixed rate of 0.600%	Monthly	Barclays	11/30/2019	USD	3,295,237	(6,859) ††	(1,648)	1,132	—	—	(9,639)
Total return on Barclays Dualis Volatility Weighted Index (BCCFDUVP)†	Fixed rate of 0.540%	Monthly	Barclays	11/30/2019	USD	3,903,866	(9,657) ††	(1,757)	—	—	—	(11,414)
Total return on Barclays TrendStar+ Alt Roll 2 Index (BXIITSP2)†	Fixed rate of 0.600%	Monthly	Barclays	11/30/2019	USD	2,796,356	(9,796) ††	(1,398)	673	—	—	(11,867)
Total return on Barclays TrendStar+ Alt Roll 2 Index (BXIITSP2)†	Fixed rate of 0.600%	Monthly	Barclays	11/30/2019	USD	5,890,868	(20,636) ††	(2,945)	1,424	—	—	(25,005)
Total return on Barclays Backwardation Alpha Bloomberg CI Index ER (BCCFBA3P)†	Fixed rate of 0.350%	Monthly	Barclays	11/30/2019	USD	2,491,447	(181,924) ††	(727)	—	—	—	(182,651)
Total return on Barclays Dualis Volatility Weighted Index (BCCFDUVP)†	Fixed rate of 0.540%	Monthly	Barclays	11/30/2019	USD	61,976,629	(229,412) ††	(27,889)	—	—	—	(257,301)
Total return on Barclays Backwardation Alpha Bloomberg CI Index ER (BCCFBA3P)†	Fixed rate of 0.350%	Monthly	Barclays	11/30/2019	USD	21,291,985	(274,157) ††	(401)	—	—	—	(274,558)
Total return on Barclays TrendStar+ Alt Roll 2 Index (BXIITSP2)†	Fixed rate of 0.600%	Monthly	Barclays	11/30/2019	USD	81,877,681	(286,814) ††	(40,939)	—	—	—	(327,753)
Total return on Barclays Backwardation Alpha Bloomberg CI Index ER (BCCFBA3P)†	Fixed rate of 0.350%	Monthly	Barclays	11/30/2019	USD	78,888,961	(5,987,468) ††	(23,009)	—	—	—	(6,010,477)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2019	9

Consolidated Portfolio of Investments  (continued)
May 31, 2019
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Citi Curve Composite (DJ-UBSCI wtd) Balanced Alpha (CVICCADB)†	Fixed rate of 0.300%	Monthly	Citi	11/30/2019	USD	13,502,781	(6,765) ††	(225)	—	—	—	(6,990)
Total return on Citi Commodities Congestion Pre-Post Roll Alpha (B) Index (CVICRTB1)†	Fixed rate of 0.270%	Monthly	Citi	11/30/2019	USD	4,106,902	(10,288) ††	(955)	—	—	—	(11,243)
Total return on Citi Curve Composite (DJ-UBSCI wtd) Balanced Alpha (CVICCADB)†	Fixed rate of 0.300%	Monthly	Citi	11/30/2019	USD	3,168,908	(12,955) ††	(819)	—	—	—	(13,774)
Total return on Citi Commodities Congestion Pre-Post Roll Alpha (B) Index (CVICRTB1)†	Fixed rate of 0.270%	Monthly	Citi	11/30/2019	USD	6,895,423	(12,835) ††	(1,551)	—	—	—	(14,386)
Total return on Citi Curve Composite (DJ-UBSCI wtd) Balanced Alpha (CVICCADB)†	Fixed rate of 0.300%	Monthly	Citi	11/30/2019	USD	4,282,077	(17,507) ††	(1,106)	—	—	—	(18,613)
Total return on Citi Curve Composite (DJ-UBSCI wtd) Balanced Alpha (CVICCADB)†	Fixed rate of 0.300%	Monthly	Citi	11/30/2019	USD	8,785,190	(24,680) ††	(2,196)	—	—	—	(26,876)
Total return on Citi Curve Composite (DJ-UBSCI wtd) Balanced Alpha (CVICCADB)†	Fixed rate of 0.300%	Monthly	Citi	11/30/2019	USD	23,520,565	(96,160) ††	(6,076)	—	—	—	(102,236)
Total return on Citi Commodities Congestion Pre-Post Roll Alpha (B) Index (CVICRTB1)†	Fixed rate of 0.270%	Monthly	Citi	11/30/2019	USD	114,226,992	(286,140) ††	(26,558)	—	—	—	(312,698)
Total return on Citi Curve Composite (DJ-UBSCI wtd) Balanced Alpha (CVICCADB)†	Fixed rate of 0.300%	Monthly	Citi	11/30/2019	USD	110,379,097	(451,265) ††	(28,515)	—	—	—	(479,780)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	Columbia Alternative Beta Fund | Annual Report 2019

Consolidated Portfolio of Investments  (continued)
May 31, 2019
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Deutsche Bank Currency Valuation - USD Excess Return (DBPPPUSF)†	Fixed rate of 0.000%	Monthly	Deutsche Bank	11/30/2019	USD	24,322,097	(49,855) ††	—	—	—	—	(49,855)
Total return on Deutsche Bank Currency Valuation - USD Excess Return (DBPPPUSF)†	Fixed rate of 0.000%	Monthly	Deutsche Bank	11/30/2019	USD	166,836,372	(115,312) ††	—	—	—	—	(115,312)
Total return on Goldman Sachs FX Time Series Momentum Index C0038 (GSCC0038)†	Fixed rate of 0.220%	Monthly	Goldman Sachs International	11/30/2019	USD	131,946,324	1,174,568 ††	(24,190)	—	—	1,150,378	—
Total return on Goldman Sachs Risk Premia Equity World Long Short Series 61 Excess Return (GSISM61E)†	Fixed rate of 0.000%	Monthly	Goldman Sachs International	11/30/2019	USD	125,387,648	702,104 ††	—	—	—	702,104	—
Total return on Goldman Sachs Risk Premia Equity World Long Short Series 61 Excess Return (GSISM61E)†	Fixed rate of 0.000%	Monthly	Goldman Sachs International	11/30/2019	USD	125,039,729	651,772 ††	—	—	—	651,772	—
Total return on Goldman Sachs Risk Premia Equity World Long Short Series 61 Excess Return (GSISM61E)†	Fixed rate of 0.000%	Monthly	Goldman Sachs International	11/30/2019	USD	117,222,634	425,300 ††	—	—	—	425,300	—
Total return on Goldman Sachs FX Time Series Momentum Index C0038 (GSCC0038)†	Fixed rate of 0.220%	Monthly	Goldman Sachs International	11/30/2019	USD	23,438,374	199,535 ††	(4,297)	—	—	195,238	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2019	11

Consolidated Portfolio of Investments  (continued)
May 31, 2019
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Goldman Sachs Macro Index C0210 (GSCC0210)†	Fixed rate of -0.020%	Monthly	Goldman Sachs International	11/30/2019	USD	149,894,827	84,829 ††	2,498	—	—	87,327	—
Total return on Goldman Sachs Macro Index C0210 (GSCC0210)†	Fixed rate of -0.020%	Monthly	Goldman Sachs International	11/30/2019	USD	4,200,020	4,013 ††	70	—	—	4,083	—
Total return on Goldman Sachs Macro Index MF03 (GSIRMF03)†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2019	USD	4,044,746	(1,354) ††	(22)	—	—	—	(1,376)
Total return on Goldman Sachs Commodity Curve Index (ABGSRP09)†	Fixed rate of 0.110%	Monthly	Goldman Sachs International	11/30/2019	USD	4,763,678	(10,449) ††	(28)	—	—	—	(10,477)
Total return on Goldman Sachs Macro Index MF03 (GSIRMF03)†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2019	USD	15,005,051	(15,088) ††	(1,250)	—	—	—	(16,338)
Total return on Goldman Sachs Equity Volatility Carry Series 28 Excess Return Strategy (GSVIW28E)†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2019	USD	1,001,537	(18,326) ††	(83)	—	—	—	(18,409)
Total return on Goldman Sachs Series 19 10-year Volatility Carry Index (GSVLTY19)†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2019	USD	902,896	(18,944) ††	(75)	—	—	—	(19,019)
Total return on Goldman Sachs Volatility Carry U.S. Series 71 Excess Return Strategy (GSVIUS71)†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2019	USD	2,298,831	(20,814) ††	(192)	—	—	—	(21,006)
Total return on Goldman Sachs Commodity Volatility Carry Series 18 Excess Return Strategy (GSVIC18E)†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2019	USD	802,182	(36,465) ††	(67)	—	—	—	(36,532)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Columbia Alternative Beta Fund | Annual Report 2019

Consolidated Portfolio of Investments  (continued)
May 31, 2019
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Goldman Sachs Macro Index CA09 (GSFXCA09)†	Fixed rate of 0.260%	Monthly	Goldman Sachs International	11/30/2019	USD	16,790,981	(38,673) ††	(3,638)	—	—	—	(42,311)
Total return on Goldman Sachs Macro Index CA09 (GSFXCA09)†	Fixed rate of 0.260%	Monthly	Goldman Sachs International	11/30/2019	USD	30,359,358	(59,245) ††	(1,697)	—	—	—	(60,942)
Total return on GS FX Value - Custom (GSFXVA08)†	Fixed rate of 0.180%	Monthly	Goldman Sachs International	11/30/2019	USD	7,912,846	(61,000) ††	(1,187)	—	—	—	(62,187)
Total return on Goldman Sachs Commodity Curve Index (ABGSRP09)†	Fixed rate of 0.110%	Monthly	Goldman Sachs International	11/30/2019	USD	8,878,364	(64,310) ††	(814)	—	—	—	(65,124)
Total return on Goldman Sachs Macro Index CA09 (GSFXCA09)†	Fixed rate of 0.260%	Monthly	Goldman Sachs International	11/30/2019	USD	17,616,250	(102,186) ††	(1,231)	—	—	—	(103,417)
Total return on Goldman Sachs Macro Index CA09 (GSFXCA09)†	Fixed rate of 0.260%	Monthly	Goldman Sachs International	11/30/2019	USD	18,838,394	(113,466) ††	(1,185)	—	—	—	(114,651)
Total return on Goldman Sachs Series 19 10-year Volatility Carry Index (GSVLTY19)†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2019	USD	8,462,629	(152,294) ††	(705)	—	—	—	(152,999)
Total return on Goldman Sachs Macro Index CA09 (GSFXCA09)†	Fixed rate of 0.260%	Monthly	Goldman Sachs International	11/30/2019	USD	120,820,757	(253,372) ††	(26,178)	—	—	—	(279,550)
Total return on Goldman Sachs Macro Index MF03 (GSIRMF03)†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2019	USD	298,093,001	(310,156) ††	(24,841)	—	—	—	(334,997)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2019	13

Consolidated Portfolio of Investments  (continued)
May 31, 2019
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Goldman Sachs Commodity Volatility Carry Series 18 Excess Return Strategy (GSVIC18E)†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2019	USD	8,612,440	(370,950) ††	(718)	—	—	—	(371,668)
Total return on Goldman Sachs Equity Volatility Carry Series 28 Excess Return Strategy (GSVIW28E)†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2019	USD	30,453,953	(518,382) ††	(2,538)	—	—	—	(520,920)
Total return on Goldman Sachs Volatility Carry U.S. Series 71 Excess Return Strategy (GSVIUS71)†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2019	USD	66,577,572	(610,328) ††	(5,548)	—	—	—	(615,876)
Total return on GS FX Value - Custom (GSFXVA08)†	Fixed rate of 0.180%	Monthly	Goldman Sachs International	11/30/2019	USD	134,176,634	(850,960) ††	(20,126)	—	—	—	(871,086)
Total return on Goldman Sachs Commodity Curve Index (ABGSRP09)†	Fixed rate of 0.110%	Monthly	Goldman Sachs International	11/30/2019	USD	134,799,953	(1,031,742) ††	(12,357)	—	—	—	(1,044,099)
Total return on JPMorgan Equity Risk Premium - Global Balanced Multi-Factor (Long/Short) US Index (JPQFMFWA)†	Fixed rate of -0.150%	Monthly	JPMorgan	11/30/2019	USD	3,335,700	(10,203) ††	431	—	—	—	(9,772)
Total return on JPMorgan Equity Risk Premium - Global Balanced Multi-Factor (Long/Short) US Index (JPQFMFWA)†	Fixed rate of -0.150%	Monthly	JPMorgan	11/30/2019	USD	7,606,227	(23,265) ††	982	—	—	—	(22,283)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Columbia Alternative Beta Fund | Annual Report 2019

Consolidated Portfolio of Investments  (continued)
May 31, 2019
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on JPMorgan Equity Risk Premium - Global Pure Value L/S USD Index 1 (JPQFVLW1)†	Fixed rate of 0.000%	Monthly	JPMorgan	11/30/2019	USD	600,304	(25,966) ††	—	—	—	—	(25,966)
Total return on JPMorgan Equity Risk Premium - Global Balanced Multi-Factor (Long/Short) US Index (JPQFMFWA)†	Fixed rate of -0.150%	Monthly	JPMorgan	11/30/2019	USD	13,513,560	(67,996) ††	1,689	—	—	—	(66,307)
Total return on JPMorgan Equity Risk Premium - Global Pure Value L/S USD Index 1 (JPQFVLW1)†	Fixed rate of 0.000%	Monthly	JPMorgan	11/30/2019	USD	2,368,137	(104,923) ††	—	—	—	—	(104,923)
Total return on JPMorgan Equity Risk Premium - Global Balanced Multi-Factor (Long/Short) US Index (JPQFMFWA)†	Fixed rate of -0.150%	Monthly	JPMorgan	11/30/2019	USD	191,703,355	(586,372) ††	24,762	—	—	—	(561,610)
Total return on JPMorgan Equity Risk Premium - Global Pure Value L/S USD Index 1 (JPQFVLW1)†	Fixed rate of 0.000%	Monthly	JPMorgan	11/30/2019	USD	34,609,739	(1,497,052) ††	—	—	—	—	(1,497,052)
Total return on JPMorgan L/S Russell 1000 (JPQICTLS)†	Fixed rate of 0.400%	Monthly	JPMorgan	11/30/2019	USD	65,087,932	(4,793,304) ††	(12,248)	—	—	—	(4,805,552)
Total return on MSEF Global CRP (MSCBSMRG)†	Fixed rate of -0.150%	Monthly	Morgan Stanley	11/30/2019	USD	299,909,750	735,266 ††	38,738	—	—	774,004	—
Total return on MSEF Global CRP (MSCBSMRG)†	Fixed rate of -0.150%	Monthly	Morgan Stanley	11/30/2019	USD	10,811,575	26,505 ††	1,397	—	—	27,902	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2019	15

Consolidated Portfolio of Investments  (continued)
May 31, 2019
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on MSEF Global CRP (MSCBSMRG)†	Fixed rate of -0.150%	Monthly	Morgan Stanley	11/30/2019	USD	6,307,818	15,464 ††	815	—	—	16,279	—
Total return on MSEF Global CRP (MSCBSMRG)†	Fixed rate of -0.150%	Monthly	Morgan Stanley	11/30/2019	USD	10,809,339	(682) ††	1,396	—	—	714	—
Total return on MSEF Global Value (MSCBSVAG)†	Fixed rate of -0.200%	Monthly	Morgan Stanley	11/30/2019	USD	2,048,167	(90,788) ††	341	—	—	—	(90,447)
Total return on MSEF Global Value (MSCBSVAG)†	Fixed rate of -0.200%	Monthly	Morgan Stanley	11/30/2019	USD	3,734,170	(168,652) ††	643	—	—	—	(168,009)
Total return on MSEF Global Value (MSCBSVAG)†	Fixed rate of -0.200%	Monthly	Morgan Stanley	11/30/2019	USD	31,776,971	(1,435,192) ††	5,473	—	—	—	(1,429,719)
Total							(17,534,028)	(234,694)	3,229	—	4,035,101	(21,807,052)
†	By investing in the total return swap contract, the Fund gains exposure to the underlying investments that make up the custom basket/index without having to own the underlying investments directly. The components of the custom basket/index are available on Columbia Alternative Beta Fund’s page of columbiathreadneedleus.com website.
††	Valuation based on significant unobservable inputs.
Notes to Consolidated Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at May 31, 2019.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.497%
	743,722,362	543,711,340	(685,181,633)	602,252,069	(47,571)	(29,797)	14,877,669	602,191,844
Currency Legend
AUD	Australian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
MXN	Mexican Peso
USD	US Dollar
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Columbia Alternative Beta Fund | Annual Report 2019

Consolidated Portfolio of Investments  (continued)
May 31, 2019
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Consolidated Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Options Purchased Puts	216,563	—	—	—	216,563
Money Market Funds	—	—	—	602,191,844	602,191,844
Total Investments in Securities	216,563	—	—	602,191,844	602,408,407
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	1,116,492	—	—	1,116,492
Futures Contracts	435,685	—	—	—	435,685
Swap Contracts	—	—	4,035,101	—	4,035,101
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2019	17

Consolidated Portfolio of Investments  (continued)
May 31, 2019
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Liability
Futures Contracts	(725,353)	—	—	—	(725,353)
Swap Contracts	—	—	(21,807,052)	—	(21,807,052)
Total	(73,105)	1,116,492	(17,771,951)	602,191,844	585,463,280
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 05/31/2018 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss)(a) ($)	Change in unrealized appreciation (depreciation)(b) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 05/31/2019 ($)
Total Return Swap Contracts	(35,372,950)	—	—	17,600,999	—	—	—	—	(17,771,951)
Derivative instruments are valued at unrealized appreciation (depreciation).
(a) The realized gain (loss) earned during the period was $(129,889,652).
(b) Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2019 was $(17,771,951).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain swap contracts classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) valuation measurement.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	Columbia Alternative Beta Fund | Annual Report 2019

Consolidated Statement of Assets and Liabilities
May 31, 2019
Assets
Investments in securities, at value
Affiliated issuers (cost $602,203,965)	$602,191,844
Options purchased (cost $393,894)	216,563
Cash	380,000
Cash collateral held at broker for:
Swap contracts	21,729,000
Margin deposits on:
Futures contracts	706,978
Unrealized appreciation on forward foreign currency exchange contracts	1,116,492
Unrealized appreciation on swap contracts	4,035,101
Upfront payments on swap contracts	3,229
Receivable for:
Investments sold	15
Capital shares sold	965,128
Dividends	1,272,218
Interest	77,226
Variation margin for futures contracts	37,406
Prepaid expenses	440
Trustees’ deferred compensation plan	32,059
Total assets	632,763,699
Liabilities
Unrealized depreciation on swap contracts	21,807,052
Payable for:
Investments purchased	1,101
Capital shares purchased	1,338,684
Management services fees	12,602
Distribution and/or service fees	35
Transfer agent fees	63,056
Compensation of board members	756
Compensation of chief compliance officer	40
Other expenses	107,888
Trustees’ deferred compensation plan	32,059
Other liabilities	41,743
Total liabilities	23,405,016
Net assets applicable to outstanding capital stock	$609,358,683
Represented by
Paid in capital	710,591,436
Total distributable earnings (loss) (Note 2)	(101,232,753)
Total - representing net assets applicable to outstanding capital stock	$609,358,683
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2019	19

Consolidated Statement of Assets and Liabilities  (continued)
May 31, 2019
Class A
Net assets	$3,102,970
Shares outstanding	416,683
Net asset value per share	$7.45
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$7.90
Advisor Class
Net assets	$215,642
Shares outstanding	28,742
Net asset value per share	$7.50
Class C
Net assets	$492,690
Shares outstanding	67,585
Net asset value per share	$7.29
Institutional Class
Net assets	$587,202,855
Shares outstanding	78,407,535
Net asset value per share	$7.49
Institutional 2 Class
Net assets	$667,370
Shares outstanding	88,779
Net asset value per share	$7.52
Institutional 3 Class
Net assets	$17,669,766
Shares outstanding	2,345,287
Net asset value per share	$7.53
Class R
Net assets	$7,390
Shares outstanding	1,000
Net asset value per share	$7.39
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
20	Columbia Alternative Beta Fund | Annual Report 2019

Consolidated Statement of Operations
Year Ended May 31, 2019
Net investment income
Income:
Dividends — affiliated issuers	$14,877,669
Interest	118
Interfund lending	98
Total income	14,877,885
Expenses:
Management services fees	6,435,935
Distribution and/or service fees
Class A	9,383
Class C	6,662
Class R	40
Class T	462
Transfer agent fees
Class A	5,852
Advisor Class	4,478
Class C	1,056
Institutional Class	1,009,702
Institutional 2 Class	495
Institutional 3 Class	1,850
Class R	11
Class T	346
Compensation of board members	22,632
Custodian fees	52,525
Printing and postage fees	97,296
Registration fees	166,356
Audit fees	56,749
Legal fees	15,538
Interest on collateral	123,807
Compensation of chief compliance officer	269
Other	30,392
Total expenses	8,041,836
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,409,734)
Total net expenses	6,632,102
Net investment income	8,245,783
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	294
Investments — affiliated issuers	(47,571)
Foreign currency translations	(16,236)
Forward foreign currency exchange contracts	2,973,184
Futures contracts	(588,477)
Swap contracts	(129,889,652)
Net realized loss	(127,568,458)
Net change in unrealized appreciation (depreciation) on:
Investments — affiliated issuers	(29,797)
Foreign currency translations	(14,194)
Forward foreign currency exchange contracts	569,385
Futures contracts	(289,668)
Options purchased	(177,331)
Swap contracts	17,600,999
Net change in unrealized appreciation (depreciation)	17,659,394
Net realized and unrealized loss	(109,909,064)
Net decrease in net assets resulting from operations	$(101,663,281)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2019	21

Consolidated Statement of Changes in Net Assets
	Year Ended May 31, 2019	Year Ended May 31, 2018
Operations
Net investment income	$8,245,783	$2,287,723
Net realized loss	(127,568,458)	(10,755,655)
Net change in unrealized appreciation (depreciation)	17,659,394	(34,997,586)
Net decrease in net assets resulting from operations	(101,663,281)	(43,465,518)
Distributions to shareholders
Net investment income
Class A	—	(109,968)
Advisor Class	—	(18,086)
Class C	—	(14,403)
Institutional Class	—	(14,910,288)
Institutional 2 Class	—	(20,567)
Institutional 3 Class	—	(516,752)
Class R	—	(197)
Class T	—	(10,906)
Total distributions to shareholders (Note 2)	—	(15,601,167)
Increase (decrease) in net assets from capital stock activity	(27,078,806)	246,864,641
Total increase (decrease) in net assets	(128,742,087)	187,797,956
Net assets at beginning of year	738,100,770	550,302,814
Net assets at end of year	$609,358,683	$738,100,770
Undistributed (excess of distributions over) net investment income	$(10,319,898)	$1,448,746
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
22	Columbia Alternative Beta Fund | Annual Report 2019

Consolidated Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2019		May 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	71,561	568,913	143,994	1,349,191
Distributions reinvested	—	—	11,506	109,763
Redemptions	(156,552)	(1,250,231)	(250,205)	(2,326,486)
Net decrease	(84,991)	(681,318)	(94,705)	(867,532)
Advisor Class
Subscriptions	150,132	1,288,248	478,376	4,310,172
Distributions reinvested	—	—	1,865	17,871
Redemptions	(631,135)	(5,038,061)	(29,249)	(274,500)
Net increase (decrease)	(481,003)	(3,749,813)	450,992	4,053,543
Class C
Subscriptions	486	4,000	50,386	468,649
Distributions reinvested	—	—	1,507	14,227
Redemptions	(31,089)	(245,156)	(72,307)	(669,088)
Net decrease	(30,603)	(241,156)	(20,414)	(186,212)
Institutional Class
Subscriptions	32,104,971	260,930,655	34,258,744	320,948,772
Distributions reinvested	—	—	1,559,642	14,910,176
Redemptions	(35,099,478)	(282,950,771)	(9,935,993)	(92,865,010)
Net increase (decrease)	(2,994,507)	(22,020,116)	25,882,393	242,993,938
Institutional 2 Class
Subscriptions	55,140	444,759	167,958	1,575,132
Distributions reinvested	—	—	2,121	20,343
Redemptions	(61,105)	(502,754)	(77,830)	(726,054)
Net increase (decrease)	(5,965)	(57,995)	92,249	869,421
Institutional 3 Class
Distributions reinvested	—	—	53,805	516,526
Net increase	—	—	53,805	516,526
Class T
Subscriptions	—	—	9,434	88,122
Distributions reinvested	—	—	1,123	10,700
Redemptions	(42,603)	(328,408)	(65,647)	(613,865)
Net decrease	(42,603)	(328,408)	(55,090)	(515,043)
Total net increase (decrease)	(3,639,672)	(27,078,806)	26,309,230	246,864,641
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2019	23

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 5/31/2019	$8.66	0.08	(1.29)	(1.21)	—	—
Year Ended 5/31/2018	$9.36	0.01	(0.50)	(0.49)	(0.21)	(0.21)
Year Ended 5/31/2017	$9.43	(0.09)	0.06	(0.03)	(0.04)	(0.04)
Year Ended 5/31/2016	$9.85	0.05	(0.41)	(0.36)	(0.06)	(0.06)
Year Ended 5/31/2015(d)	$10.00	(0.05)	(0.10)	(0.15)	—	—
Advisor Class
Year Ended 5/31/2019	$8.70	0.09	(1.29)	(1.20)	—	—
Year Ended 5/31/2018	$9.39	0.04	(0.51)	(0.47)	(0.22)	(0.22)
Year Ended 5/31/2017	$9.45	(0.06)	0.05	(0.01)	(0.05)	(0.05)
Year Ended 5/31/2016	$9.86	0.19	(0.53)	(0.34)	(0.07)	(0.07)
Year Ended 5/31/2015(d)	$10.00	(0.04)	(0.10)	(0.14)	—	—
Class C
Year Ended 5/31/2019	$8.54	0.02	(1.27)	(1.25)	—	—
Year Ended 5/31/2018	$9.27	(0.06)	(0.49)	(0.55)	(0.18)	(0.18)
Year Ended 5/31/2017	$9.38	(0.16)	0.06	(0.10)	(0.01)	(0.01)
Year Ended 5/31/2016	$9.83	(0.03)	(0.40)	(0.43)	(0.02)	(0.02)
Year Ended 5/31/2015(d)	$10.00	(0.07)	(0.10)	(0.17)	—	—
Institutional Class
Year Ended 5/31/2019	$8.68	0.10	(1.29)	(1.19)	—	—
Year Ended 5/31/2018	$9.38	0.03	(0.51)	(0.48)	(0.22)	(0.22)
Year Ended 5/31/2017	$9.43	(0.03)	0.03	0.00	(0.05)	(0.05)
Year Ended 5/31/2016	$9.86	(0.06)	(0.30)	(0.36)	(0.07)	(0.07)
Year Ended 5/31/2015(d)	$10.00	(0.04)	(0.10)	(0.14)	—	—
Institutional 2 Class
Year Ended 5/31/2019	$8.71	0.11	(1.30)	(1.19)	—	—
Year Ended 5/31/2018	$9.39	0.05	(0.51)	(0.46)	(0.22)	(0.22)
Year Ended 5/31/2017	$9.45	(0.03)	0.03	0.00	(0.06)	(0.06)
Year Ended 5/31/2016	$9.86	0.07	(0.40)	(0.33)	(0.08)	(0.08)
Year Ended 5/31/2015(d)	$10.00	(0.03)	(0.11)	(0.14)	—	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
24	Columbia Alternative Beta Fund | Annual Report 2019

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2019	$7.45	(13.97%)	1.45% (c)	1.24% (c)	0.98%	0%	$3,103
Year Ended 5/31/2018	$8.66	(5.49%)	1.49% (c)	1.28% (c)	0.06%	0%	$4,343
Year Ended 5/31/2017	$9.36	(0.28%)	1.61%	1.41%	(0.95%)	71%	$5,582
Year Ended 5/31/2016	$9.43	(3.67%)	2.09%	1.39%	0.49%	32%	$18,579
Year Ended 5/31/2015(d)	$9.85	(1.50%)	2.08% (e)	1.50% (e)	(1.42%) (e)	28%	$4,470
Advisor Class
Year Ended 5/31/2019	$7.50	(13.79%)	1.20% (c)	1.01% (c)	1.07%	0%	$216
Year Ended 5/31/2018	$8.70	(5.27%)	1.24% (c)	1.03% (c)	0.41%	0%	$4,433
Year Ended 5/31/2017	$9.39	(0.06%)	1.36%	1.15%	(0.66%)	71%	$552
Year Ended 5/31/2016	$9.45	(3.42%)	1.83%	1.12%	2.03%	32%	$1,010
Year Ended 5/31/2015(d)	$9.86	(1.40%)	1.80% (e)	1.23% (e)	(1.09%) (e)	28%	$10
Class C
Year Ended 5/31/2019	$7.29	(14.64%)	2.20% (c)	1.99% (c)	0.22%	0%	$493
Year Ended 5/31/2018	$8.54	(6.15%)	2.24% (c)	2.03% (c)	(0.68%)	0%	$838
Year Ended 5/31/2017	$9.27	(1.03%)	2.36%	2.16%	(1.68%)	71%	$1,100
Year Ended 5/31/2016	$9.38	(4.42%)	2.84%	2.14%	(0.34%)	32%	$2,272
Year Ended 5/31/2015(d)	$9.83	(1.70%)	2.83% (e)	2.25% (e)	(2.18%) (e)	28%	$932
Institutional Class
Year Ended 5/31/2019	$7.49	(13.71%)	1.20% (c)	0.99% (c)	1.23%	0%	$587,203
Year Ended 5/31/2018	$8.68	(5.35%)	1.24% (c)	1.03% (c)	0.34%	0%	$706,826
Year Ended 5/31/2017	$9.38	0.05%	1.36%	1.08%	(0.28%)	71%	$520,564
Year Ended 5/31/2016	$9.43	(3.63%)	1.84%	1.12%	(0.56%)	32%	$3,450
Year Ended 5/31/2015(d)	$9.86	(1.40%)	1.83% (e)	1.23% (e)	(1.09%) (e)	28%	$34,686
Institutional 2 Class
Year Ended 5/31/2019	$7.52	(13.66%)	1.11% (c)	0.90% (c)	1.32%	0%	$667
Year Ended 5/31/2018	$8.71	(5.08%)	1.11% (c)	0.90% (c)	0.48%	0%	$825
Year Ended 5/31/2017	$9.39	(0.02%)	1.21%	0.93%	(0.33%)	71%	$23
Year Ended 5/31/2016	$9.45	(3.37%)	1.62%	1.04%	0.69%	32%	$9
Year Ended 5/31/2015(d)	$9.86	(1.40%)	1.63% (e)	1.17% (e)	(1.03%) (e)	28%	$10
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2019	25

Consolidated Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2019	$8.72	0.11	(1.30)	(1.19)	—	—
Year Ended 5/31/2018	$9.41	0.05	(0.51)	(0.46)	(0.23)	(0.23)
Year Ended 5/31/2017	$9.45	(0.01)	0.03	0.02	(0.06)	(0.06)
Year Ended 5/31/2016	$9.86	0.07	(0.40)	(0.33)	(0.08)	(0.08)
Year Ended 5/31/2015(d)	$10.00	(0.03)	(0.11)	(0.14)	—	—
Class R
Year Ended 5/31/2019	$8.61	0.06	(1.28)	(1.22)	—	—
Year Ended 5/31/2018	$9.33	(0.02)	(0.50)	(0.52)	(0.20)	(0.20)
Year Ended 5/31/2017	$9.41	(0.10)	0.05	(0.05)	(0.03)	(0.03)
Year Ended 5/31/2016	$9.84	0.01	(0.40)	(0.39)	(0.04)	(0.04)
Year Ended 5/31/2015(d)	$10.00	(0.05)	(0.11)	(0.16)	—	—

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	5/31/2019	5/31/2018
Class A	0.02%	0.01%
Advisor Class	0.02%	0.01%
Class C	0.02%	0.01%
Institutional Class	0.02%	0.01%
Institutional 2 Class	0.02%	0.01%
Institutional 3 Class	0.02%	0.01%
Class R	0.02%	0.01%

(d)	The Fund commenced operations on January 28, 2015. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
26	Columbia Alternative Beta Fund | Annual Report 2019

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2019	$7.53	(13.65%)	1.06% (c)	0.84% (c)	1.38%	0%	$17,670
Year Ended 5/31/2018	$8.72	(5.16%)	1.05% (c)	0.84% (c)	0.50%	0%	$20,459
Year Ended 5/31/2017	$9.41	0.21%	1.18%	0.88%	(0.07%)	71%	$21,559
Year Ended 5/31/2016	$9.45	(3.34%)	1.57%	0.99%	0.72%	32%	$9
Year Ended 5/31/2015(d)	$9.86	(1.40%)	1.58% (e)	1.12% (e)	(0.98%) (e)	28%	$10
Class R
Year Ended 5/31/2019	$7.39	(14.17%)	1.69% (c)	1.48% (c)	0.75%	0%	$7
Year Ended 5/31/2018	$8.61	(5.80%)	1.74% (c)	1.53% (c)	(0.19%)	0%	$9
Year Ended 5/31/2017	$9.33	(0.50%)	1.89%	1.63%	(1.10%)	71%	$9
Year Ended 5/31/2016	$9.41	(3.92%)	2.33%	1.64%	0.09%	32%	$9
Year Ended 5/31/2015(d)	$9.84	(1.60%)	2.33% (e)	1.73% (e)	(1.59%) (e)	28%	$10
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2019	27

Notes to Consolidated Financial Statements
May 31, 2019
Note 1. Organization
Columbia Alternative Beta Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Basis for consolidation
CAAF Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and the respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At May 31, 2019, the Subsidiary financial statement information is as follows:
CAAF Offshore Fund, Ltd.
% of consolidated fund net assets	22.31%
Net assets	$135,935,450
Net investment income (loss)	2,359,253
Net realized gain (loss)	(24,380,321)
Net change in unrealized appreciation (depreciation)	(14,398,812)
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
28	Columbia Alternative Beta Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
May 31, 2019
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares were subject to a maximum front-end sales charge of 2.50% per transaction and were required to be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., were specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Columbia Alternative Beta Fund | Annual Report 2019	29

Notes to Consolidated Financial Statements  (continued)
May 31, 2019
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded
30	Columbia Alternative Beta Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
May 31, 2019
under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Consolidated Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Columbia Alternative Beta Fund | Annual Report 2019	31

Notes to Consolidated Financial Statements  (continued)
May 31, 2019
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to protect gains. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Total return basket swap contracts
The Fund entered into total return basket swap transactions. These instruments allow the Fund to manage exposure to a custom basket of securities and foreign markets (both long and short exposures) without owning or taking physical custody of such securities. Under the terms of the contract, payments made by the Fund or the counterparty are based on the total
32	Columbia Alternative Beta Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
May 31, 2019
return of the reference assets within the basket in return for a specified interest rate. The contract allows the Investment Manager of the Fund to alter the composition of the custom basket by trading in and out of the notional reference security positions at its discretion.
The total return basket swap is valued daily, and the change in value is recorded as unrealized appreciation (depreciation). The swap resets monthly at which time the Fund settles in cash with the counterparty. Payments received (or made) by the Fund are recorded as realized gains (losses). Total return basket swaps are subject to the risk associated with the investment in the reference securities within the basket. The risk in the case of short swaps transactions is unlimited based on the potential for unlimited increases in the market value of the reference securities in the basket. The risk may be offset if the Fund holds any of the reference securities. The risk in the case of long swap transactions is limited to the current notional amount of the swap.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2019:
	Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	2,598,075*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,116,492
Foreign exchange risk	Investments, at value — Options purchased	216,563
Foreign exchange risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	1,345,616*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	435,685*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	91,410*
Interest rate risk	Upfront payments on swap contracts	3,229
Total		5,807,070

Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	9,320,969*
Foreign exchange risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	2,336,193*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	725,353*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	898,993*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	9,250,897*
Total		22,532,405

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
Columbia Alternative Beta Fund | Annual Report 2019	33

Notes to Consolidated Financial Statements  (continued)
May 31, 2019
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended May 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	—	(24,368,318)	(24,368,318)
Equity risk	—	—	(68,098,339)	(68,098,339)
Foreign exchange risk	2,973,184	—	(27,419,759)	(24,446,575)
Interest rate risk	—	(588,477)	(10,003,236)	(10,591,713)
Total	2,973,184	(588,477)	(129,889,652)	(127,504,945)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	—	—	(14,392,078)	(14,392,078)
Equity risk	—	—	—	(4,693,495)	(4,693,495)
Foreign exchange risk	569,385	—	(177,331)	19,202,107	19,594,161
Interest rate risk	—	(289,668)	—	17,484,465	17,194,797
Total	569,385	(289,668)	(177,331)	17,600,999	17,703,385
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	25,178,338
Futures contracts — short	26,444,291

Derivative instrument	Average value ($)**
Options contracts — purchased	23,802

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	1,037,666	(1,418,606)
Total return swap contracts	9,390,192	(23,670,297)

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2019.
**	Based on the ending daily outstanding amounts for the year ended May 31, 2019.
34	Columbia Alternative Beta Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
May 31, 2019
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2019:
	Barclays ($)(a)	Barclays ($)(a)	Citi ($)	Deutsche Bank ($)	Goldman Sachs International ($)(a)	Goldman Sachs International ($)(a)	HSBC ($)	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Assets
Forward foreign currency exchange contracts	-	-	-	-	-	-	581,406	-	535,086	1,116,492
Options purchased puts	-	-	-	-	-	-	-	216,563	-	216,563
OTC total return swap contracts (b)	-	-	-	-	3,216,202	-	-	-	818,899	4,035,101
Total assets	-	-	-	-	3,216,202	-	581,406	216,563	1,353,985	5,368,156
Liabilities
OTC total return swap contracts (b)	371,035	6,736,401	986,596	165,167	3,235,084	1,527,900	-	7,093,465	1,688,175	21,803,823
Total liabilities	371,035	6,736,401	986,596	165,167	3,235,084	1,527,900	-	7,093,465	1,688,175	21,803,823
Total financial and derivative net assets	(371,035)	(6,736,401)	(986,596)	(165,167)	(18,882)	(1,527,900)	581,406	(6,876,902)	(334,190)	(16,435,667)
Total collateral received (pledged) (c)	(371,035)	(5,660,000)	(609,000)	(165,167)	-	(1,527,900)	-	(5,700,000)	-	(14,033,102)
Net amount (d)	-	(1,076,401)	(377,596)	-	(18,882)	-	581,406	(1,176,902)	(334,190)	(2,402,565)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Alternative Beta Fund | Annual Report 2019	35

Notes to Consolidated Financial Statements  (continued)
May 31, 2019
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Consolidated Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Consolidated Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
36	Columbia Alternative Beta Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
May 31, 2019
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.96% to 0.93% as the Fund’s net assets increase. The effective management fee rate, net of fee waivers, for the year ended May 31, 2019 was 0.75% of the Fund’s average daily net assets.
Effective October 1, 2016, the Investment Manager has contractually agreed to waive 0.21% of the management fee through September 30, 2019.
Subadvisory agreement
The Fund’s Board of Trustees has approved a subadvisory agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of May 31, 2019, Threadneedle is not providing services to the Fund pursuant to the subadvisory agreement.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Alternative Beta Fund | Annual Report 2019	37

Notes to Consolidated Financial Statements  (continued)
May 31, 2019
For the year ended May 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.16
Advisor Class	0.18
Class C	0.16
Institutional Class	0.16
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class R	0.15
Class T	0.10 (a)

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Consolidated Statement of Operations. For the year ended May 31, 2019, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class C, Class R and Class T shares of the Fund, respectively. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
Although the Fund may have paid a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2019, if any, are listed below:
Amount ($)
Class A	2,267
38	Columbia Alternative Beta Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
May 31, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2018 through September 30, 2019	Prior to October 1, 2018
Class A	1.38%	1.38%
Advisor Class	1.13	1.13
Class C	2.13	2.13
Institutional Class	1.13	1.13
Institutional 2 Class	1.01	1.00
Institutional 3 Class	0.95	0.94
Class R	1.63	1.63
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Reflected in the cap commitments is the Investment Manager’s contractual agreement to waive 0.21% of its management fee, with this waiver agreement in effect through September 30, 2019, unless sooner terminated at the sole discretion of the Board of Trustees.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2019, these differences were primarily due to differing treatment for derivative investments, swap investments, late-year ordinary losses, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions, non-deductible expenses, net operating loss reclassification and investments in commodity subsidiaries. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(20,014,427)	89,730,219	(69,715,792)
Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.
Columbia Alternative Beta Fund | Annual Report 2019	39

Notes to Consolidated Financial Statements  (continued)
May 31, 2019
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2019			Year Ended May 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
—	—	—	15,601,167	—	15,601,167
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	—	(34,896,936)	(46,895,745)
At May 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
647,542,618	9,638,442	(56,534,187)	(46,895,745)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended May 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
32,796,668	2,100,268	34,896,936	—	—
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2019, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on June 1, 2019.
Late year ordinary losses ($)	Post-October capital losses ($)
28,816,529	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
For the year ended May 31, 2019, there were no purchases or proceeds from the sale of securities other than short-term investment transactions and derivative activity, if any. Only the amount of long-term security purchases and sales activity, excluding derivatives, impacts the portfolio turnover reported in the Consolidated Financial Highlights.
40	Columbia Alternative Beta Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
May 31, 2019
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	1,500,000	2.36	1
Interest income earned by the Fund is recorded as Interfund lending in the Consolidated Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended May 31, 2019.
Note 9. Significant risks
Alternative strategies investment risk
An investment in alternative investment strategies (Alternative Strategies) involves risks, which may be significant. Alternative Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated with the broad equity and fixed income/debt markets, as well as those providing exposure to other markets (such as commodity markets), including but not limited to absolute (positive) return strategies. Alternative Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated with the broad equity and/or fixed income/debt markets than was anticipated, and the Fund may lose money.
Columbia Alternative Beta Fund | Annual Report 2019	41

Notes to Consolidated Financial Statements  (continued)
May 31, 2019
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may make any change in the Fund’s net asset value even greater and thus result in increased volatility of returns. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At May 31, 2019, affiliated shareholders of record owned 99.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
On June 21, 2019, the Fund’s Board of Trustees approved changes to the Fund’s name and principal investment strategies, and the addition of AQR Capital Management, LLC and QMA LLC as subadvisers to each manage a portion of the Fund’s assets beginning in the third quarter of 2019. As a result, effective on or about August 1, 2019, the Fund’s name is changed to Columbia Multi Strategy Alternatives Fund.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
42	Columbia Alternative Beta Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
May 31, 2019
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Alternative Beta Fund | Annual Report 2019	43

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Alternative Beta Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Columbia Alternative Beta Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of May 31, 2019, the related consolidated statement of operations for the year ended May 31, 2019, the consolidated statement of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
44	Columbia Alternative Beta Fund | Annual Report 2019

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) from September 2007 to October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Alternative Beta Fund | Annual Report 2019	45

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College from August 2007 to June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	M Fund, Inc. (M Funds mutual fund family)
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
46	Columbia Alternative Beta Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments from 2004 to 2010; Senior Partner, McKinsey & Company from 2001 to 2004	69	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	188	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Alternative Beta Fund | Annual Report 2019	47

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
48	Columbia Alternative Beta Fund | Annual Report 2019

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Alternative Beta Fund | Annual Report 2019	49

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Columbia Alternative Beta Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN259_05_J01_(07/19)

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the four series of the registrant whose report to stockholders are included in this annual filing. Fiscal Year 2018 also includes fees from a fund that liquidated during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended May 31, 2019 and May 31, 2018 are approximately as follows:

2019	2018
$154,300	$196,200

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended May 31, 2019 and May 31, 2018 are approximately as follows:

2019	2018
$0	$0

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended May 31, 2019 and May 31, 2018, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2019 and May 31, 2018 are approximately as follows:

2019	2018
$49,500	$44,900

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal Year 2019 also includes Tax Fees for agreed-upon procedures related to a fund liquidation and a final tax return.

During the fiscal years ended May 31, 2019 and May 31, 2018, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2019 and May 31, 2018 are approximately as follows:

2019	2018
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended May 31, 2019 and May 31, 2018 are approximately as follows:

2019	2018
$235,000	$242,500

In fiscal years 2019 and 2018, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2019 and 2018 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended May 31, 2019 and May 31, 2018 are approximately as follows:

2019	2018
$284,500	$287,400

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	July 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	July 22, 2019

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	July 22, 2019